SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (No. 2-75010)
 UNDER THE SECURITIES ACT OF 1933            [X]
 Pre-Effective Amendment No.                 [ ]
 Post-Effective Amendment No. 39             [X]

and

REGISTRATION STATEMENT (No. 811-3329)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No.                               [X]

Variable Insurance Products Fund
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number:  617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
 ( ) immediately upon filing pursuant to paragraph (b).
 ( ) on (                               ) pursuant to paragraph (b).
 ( ) 60 days after filing pursuant to paragraph (a)(1).
 (X) on (April 30, 1999 ) pursuant to paragraph (a)(1) of Rule 485.
 ( ) 75 days after filing pursuant to paragraph (a)(2).
 ( ) on (            ) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.




Shares of the funds are offered only to the separate accounts of insurance companies, for the purpose of funding variable annuity and variable life insurance contracts. Particular funds may not be available in your state due to various insurance regulations. Please check with your insurance company for available funds. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. Please read this prospectus along with the variable annuity or variable life insurance contract prospectus that accompanies it.



Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VARIABLE
INSURANCE PRODUCTS FUNDS

INITIAL CLASS

MONEY MARKET FUND:
Money Market Portfolio

INCOME FUNDS:
Investment Grade Bond Portfolio
High Income Portfolio

ASSET ALLOCATION FUNDS:
Asset Manager Portfolio
Asset Manager: Growth Portfolio

GROWTH & INCOME AND GROWTH FUNDS:
Balanced Portfolio
Equity-Income Portfolio
Index 500 Portfolio
Growth & Income Portfolio
Mid Cap Portfolio
Growth Opportunities Portfolio
Contrafund Portfolio
Growth Portfolio
Overseas Portfolio

PROSPECTUS
APRIL 30, 1999
(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS

FUND SUMMARY             3   INVESTMENT SUMMARY

                         8   PERFORMANCE

FUND BASICS              8   INVESTMENT DETAILS

                         16  VALUING SHARES

SHAREHOLDER INFORMATION  17  BUYING AND SELLING SHARES

                         17  DIVIDENDS AND CAPITAL GAINS
                             DISTRIBUTIONS

                         17  TAX CONSEQUENCES

FUND SERVICES            15  FUND MANAGEMENT

                         18  FUND DISTRIBUTION

APPENDIX                 22  FINANCIAL HIGHLIGHTS

FUND SUMMARY

INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

MONEY MARKET PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Investing in U.S. dollar-denominated money market securities, including U.S. Government securities and repurchase agreements, and entering into reverse repurchase agreements.

(small solid bullet) Investing more than 25% of total assets in the financial services industry.

(small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a money market security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

(small solid bullet) FINANCIAL SERVICES EXPOSURE. Changes in government regulation or economic downturns can have a significant negative affect on issuers in the financial services sector.

(small solid bullet) ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INVESTMENT OBJECTIVE

INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing in U.S. dollar-denominated investment-grade bonds.

(small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers Aggregate Bond Index.

(small solid bullet) Allocating assets across different market sectors and maturities.

(small solid bullet) Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

HIGH INCOME PORTFOLIO seeks a high level of current income while also considering growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

(small solid bullet) Potentially investing in non-income producing securities, including defaulted securities and common stocks.

(small solid bullet) Investing in companies in troubled or uncertain financial condition.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.

(small solid bullet) Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.

(small solid bullet) Adjusting allocation among asset classes gradually within the following ranges: stock class (30% - 70%), bond class (20% - 60%), and short-term/money market class (0% - 50%).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:
(small solid bullet) Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.

(small solid bullet) Maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.

(small solid bullet) Adjusting allocation among asset classes gradually within the following ranges: stock class (50% - 100%), bond class (0% - 50%), and short-term/money market class (0% - 50%).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

BALANCED PORTFOLIO seeks both income and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral.

(small solid bullet) Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) With respect to equity investments, emphasizing above-average income-producing equity securities, which tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics.

(small solid bullet) Analyzing a security's issuer using fundamental factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause prices of debt securities to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

EQUITY-INCOME PORTFOLIO seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.

(small solid bullet) Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform differently than the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

INDEX 500 PORTFOLIO seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES

Bankers Trust Company (BT)'s principal investment strategies include:

(small solid bullet) Investing at least 80% of assets in common stocks included in the S&P 500.

(small solid bullet) Lending securities to earn income for the fund.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation.

(small solid bullet) Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of debt securities to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile, due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

MID CAP PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 65% of total assets in securities of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400).

(small solid bullet) Potentially investing in companies with smaller or larger market capitalizations.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Potentially investing in other types of securities, including bonds which may be lower-quality debt securities.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

CONTRAFUND PORTFOLIO seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing in securities of companies whose value it believes is not fully recognized by the public.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

GROWTH PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing in companies that it believes have above-average growth potential (stocks of these companies are often called "growth" stocks).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

(small solid bullet) "GROWTH" INVESTING. "Growth" stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

OVERSEAS PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing at least 65% of total assets in foreign securities.

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

A fund's total return and/or yield may be quoted in advertising in accordance with current law and interpretations thereof.

Total returns and yields quoted for a class include the class's expenses, but may not include charges and expenses attributable to any particular insurance product. Because shares of the funds may be purchased only through variable annuity and variable life insurance contracts, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of a class's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a fund's performance to that of other mutual funds.

FUND BASICS

INVESTMENT DETAILS

THE MONEY MARKET FUND

INVESTMENT OBJECTIVE

MONEY MARKET seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

FMR invests the fund's assets in U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. FMR also may enter into reverse repurchase agreements for the fund.

FMR will invest more than 25% of the fund's total assets in the financial services industry.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity and income.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

MONEY MARKET SECURITIES are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Taxable money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper and U.S. Government securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect the fund's performance. The fund's yield will change daily based on changes in market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease. While the fund will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, the fund may incur losses regardless of the insurance. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.

The following factors may significantly affect the fund's performance:

INTEREST RATE CHANGES. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services industry can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

FOREIGN EXPOSURE. Issuers located in foreign countries and entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic or governmental developments could affect the value of the security.

FINANCIAL SERVICES EXPOSURE. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

THE INCOME FUNDS

INVESTMENT OBJECTIVE

INVESTMENT GRADE BOND seeks as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in U.S. dollar-denominated investment-grade bonds.

FMR uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of December 31, 1998, the dollar-weighted average maturity of the fund and the index was approximately ___ and ___ years, respectively. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features, current price compared to its estimated long-term value, and any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In order to earn additional income for the fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

HIGH INCOME seeks a high level of current income while also considering growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. FMR currently intends to limit common stocks to 10% of the fund's total assets. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, mortgage and other asset-backed securities, and loans and loan participations.

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the types and maturities of the securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors may significantly affect a fund's performance:

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment generally offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

THE ASSET ALLOCATION FUNDS

INVESTMENT OBJECTIVE

ASSET MANAGER seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

PRINCIPAL INVESTMENT STRATEGIES

FMR allocates the fund's assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments.

FMR may use its judgement to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below: [NEED TO CREATE PIE CHARTS]

(small solid bullet) STOCK CLASS: 50% (can range from 30%-70%)

(small solid bullet) BOND CLASS: 40% (can range from 20%-60%)

(small solid bullet) SHORT-TERM/MONEY MARKET CLASS: 10% (can range from 0%-50%)

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective. Normally, a single reallocation will not involve more than 10% of the fund's total assets.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates and management) and/or quantitative factors (e.g., historical earnings, dividend yield and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

ASSET MANAGER: GROWTH seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

PRINCIPAL INVESTMENT STRATEGIES

FMR allocates the fund's assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments.

FMR may use its judgement to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below: [NEED TO CREATE PIE CHARTS]

(small solid bullet) STOCK CLASS: 70% (can range from 50%-100%)

(small solid bullet) BOND CLASS: 25% (can range from 0%-50%)

(small solid bullet) SHORT-TERM/MONEY MARKET CLASS: 5% (can range from
0%-50%)

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective. Normally, a single reallocation will not involve more than 20% of the fund's total assets.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates and management) and/or quantitative factors (e.g., historical earnings, dividend yield and earnings per share) and estimates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Taxable money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper and U.S. Government securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the types and maturities of the securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors may significantly affect a fund's performance:

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment generally offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

THE GROWTH & INCOME AND GROWTH FUNDS

INVESTMENT OBJECTIVE

BALANCED PORTFOLIO seeks both income and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the fund's equity investments, FMR's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, FMR is not constrained by any particular investment style. In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates and management) and evaluates each security's current price relative to its estimated long-term value.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE
EQUITY-INCOME seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in income-producing equity securities. FMR may also invest the fund's assets in other types of equity securities and debt securities, including lower-quality debt securities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
FMR's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, FMR is not constrained by any particular investment style. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

INDEX 500 seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES

BT normally invests at least 80% of the fund's assets in common stocks included in the S&P 500. The S&P 500 is a widely recognized, unmanaged index of common stock prices.

The fund may not always hold all of the same securities as the S&P
500. BT may choose, if extraordinary circumstances warrant, to exclude an index stock from the fund and substitute a similar stock if doing so will help the fund achieve its objective.

The fund seeks to achieve a 98% or better correlation between its total return and the total return of the index. The fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

BT may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

BT may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If BT's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

GROWTH & INCOME seeks high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests a majority of the fund's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the fund's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

MID CAP PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 65% of the fund's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P MidCap 400 at the time of the fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy. As of December 31, 1998, the S&P MidCap 400 included companies with capitalizations between $_ million and $ _ [m/b]illion. The size of companies in the S&P MidCap 400 changes with market conditions and the composition of the index. FMR may also invest the fund's assets in companies with smaller or larger market capitalizations.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks. FMR may also invest the fund's assets in other types of securities, including bonds which may be lower-quality debt securities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

CONTRAFUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR invests the fund's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

GROWTH PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR invests the fund's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

OVERSEAS PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors may significantly affect a fund's performance:

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development; political stability; market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment generally offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

"GROWTH" INVESTING. "Growth" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

"VALUE" INVESTING. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR (BT for Index 500 Portfolio) may temporarily use a different investment strategy for defensive purposes. If FMR (BT for Index 500 Portfolio) does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

MONEY MARKET PORTFOLIO seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments.

INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital.

HIGH INCOME PORTFOLIO seeks a high level of current income by investing primarily in high yielding, fixed-income securities, while also considering growth of capital.

ASSET MANAGER PORTFOLIO seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

BALANCED PORTFOLIO seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.

EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

INDEX 500 PORTFOLIO seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

MID CAP PORTFOLIO seeks long-term growth of capital.

GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks.

CONTRAFUND PORTFOLIO seeks long-term capital appreciation.

GROWTH PORTFOLIO seeks to achieve capital appreciation.

OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Initial Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission
(SEC). Each fund's assets are valued as of this time for the purpose of computing Initial Class's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Money Market's assets are valued on the basis of amortized cost.

Each fund's (except Money Market's) assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION

BUYING AND SELLING SHARES

The price to buy one share of Initial Class is the class's NAV.

The price to sell one share of Initial Class is the class's NAV.

Only "separate accounts" of insurance companies that have executed certain agreements with the funds can buy or sell shares of the funds. A separate account is a segregated asset account. Separate accounts fund variable annuity contracts and variable life insurance policies. Please refer to your insurance company's separate account prospectus for investing information.

Each insurance company separate account places a single order to buy or sell shares of each fund each business day. The insurance company calculates the amount of the order based on the aggregate instructions to the insurer from owners of the insurer's variable annuity contracts and variable life insurance policies. Instructions received from owners before the close of the NYSE on a given day usually result in fund share purchases and redemptions at the NAV calculated as of the close of the NYSE that day. In some cases, the applicable NAV is the next NAV calculated after the order is received by the fund.

A fund will normally send the proceeds from redemption orders to the insurance company one business day after the fund receives the redemption order. The fund must send the proceeds within 7 days after the fund receives the redemption order.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Agreements executed with insurance companies obligate a fund to sell and redeem fund shares each day that the NYSE is open for business. Notwithstanding anything else in the agreements, the Board may refuse to sell shares of any fund to any separate account, or suspend or terminate the offering of shares of any fund if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such fund.

Each fund sells its shares to separate accounts of insurance companies that are both affiliated and unaffiliated with FMR. Each fund currently does not foresee any disadvantages to policyowners arising out of the fact that each fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to arise, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell securities at disadvantageous prices.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distribute these gains (less any losses), if any, to shareholders as capital gains distributions.

Money Market Portfolio normally declares dividends daily and pays them monthly. Investment Grade Bond, High Income, Asset Manager, Asset
Manager: Growth, Balanced, Equity-Income, Index 500, Growth & Income, Mid Cap, Growth Opportunities, Contrafund, Growth, and Overseas Portfolios will distribute any dividends at least annually. Normally, net realized capital gains, if any, are distributed each year for a fund.

Dividends and capital gains distributions from a fund will be automatically reinvested in additional shares of the same class of the fund.

TAX CONSEQUENCES

Please refer to your insurance company's separate account prospectus for a discussion of the tax status of your variable annuity or variable life insurance contract. It is suggested you keep all statements you receive to assist in your personal recordkeeping.

It is expected that shares of the funds will be held by insurance company separate accounts under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividends or capital gains distributions from a fund are not currently taxable to holders of variable annuity and variable life insurance contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59.

FUND SERVICES

FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of ___________, 199_, FMR had approximately $__ billion in discretionary assets under management.

As the manager, FMR is responsible for choosing investments for the funds (except Index 500) and handling the funds' business affairs.

BT serves as sub-adviser and custodian for Index 500. BT chooses the fund's investments and places orders to buy, sell and lend the fund's investments.

As of ___________, 199_, BT had approximately $____ billion in discretionary assets under management.

BT's principal offices are at 130 Liberty Street, New York, New York
10006.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Balanced, Growth & Income, Mid Cap, Growth Opportunities, Contrafund, and Overseas. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Contrafund, and Overseas. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.

(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for Overseas. As of _____, 199_, FIIA had approximately $___ in discretionary assets under management. Currently, FIIA provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Overseas.

(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for Overseas. As of ___________, 199_, FIIA(U.K.)L had approximately $___ in discretionary assets under management. Currently, FIIA(U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Overseas.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for Money Market and Investment Grade Bond. FIMM is primarily responsible for choosing investments for each fund.

FIMM chooses certain types of investments for each fund.

FIMM is an affiliate of FMR. As of ______, 199_, FIMM had approximately $___ billion in discretionary assets under management.

A fund could be adversely affected if the computer systems used by FMR, BT and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR and BT have advised each fund that they are actively working on necessary changes to their computer systems and expect that their systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.

Kevin Grant is Vice President and manager of VIP II: Investment Grade Bond Portfolio, which he has managed since February 1997. He also is Vice President of VIP III: Balanced Portfolio and manager of its fixed-income investments since March 1996. He also manages several other Fidelity funds. Mr. Grant joined Fidelity as a portfolio manager in 1993.

Barry Coffman is Vice President and manager of VIP: High Income
Portfolio, which he has managed since August 1990. He also co-manages other Fidelity funds. Mr. Coffman joined Fidelity as an analyst in 1986.

Dick Habermann is Vice President and lead manager of VIP II: Asset Manager Portfolio and VIP II: Asset Manager: Growth Portfolio, both of which he has managed since March 1996. Other Fidelity investment professionals assist Mr. Habermann in selecting investments within each asset class for the funds. He also manages several other Fidelity funds. Mr Habermann is a Senior Vice President of FMR Co. He joined Fidelity in 1968.

John Avery is manager of VIP III: Balanced Portfolio, which he has managed since January 1998; he had been associate manager of the fund since September 1997. He also manages another Fidelity fund. Mr. Avery joined Fidelity as an analyst in 1995. Previously, he was an analyst for Putnam Investments from 1993 to 1994.

Stephen Petersen is Vice President and manager of VIP: Equity-Income Portfolio, which he has managed since January 1997. He also manages another Fidelity fund. Since joining Fidelity in 1980, Mr. Petersen has worked as an analyst and manager.

Louis Salemy is manager of VIP III: Growth & Income Portfolio, which he has managed since September 1998. Previously, he was associate manager of VIP III: Growth & Income Portfolio and managed other
Fidelity funds. Since joining Fidelity in 1992, Mr. Salemy has worked as an analyst, manager, and portfolio assistant.

Katherine Collins is manager of VIP III: Mid Cap Portfolio, which she has managed since December 1998. She also manages another Fidelity fund. Since joining Fidelity in 1990, Ms. Collins has worked as an analyst and manager.

George Vanderheiden is Vice President and manager of VIP III: Growth Opportunities Portfolio, which he has managed since January 1995. He also manages other Fidelity funds. Mr. Vanderheiden is a member of the Board of Directors for FMR Corp. He joined Fidelity in 1971.

Charles Mangum will provide assistance in managing VIP III: Growth Opportunities Portfolio from time to time. He also manages another Fidelity fund. Since joining Fidelity in 1990, Mr. Mangum has worked as an analyst and manager.

Will Danoff is Vice President and manager of VIP II: Contrafund
Portfolio, which he has managed since January 1995. He also manages another Fidelity fund. Since joining Fidelity in 1986, Mr. Danoff has worked as an analyst and manager.

Jason Weiner is associate manager of VIP II: Contrafund Portfolio, which he has managed since April 1998. He also manages another
Fidelity fund. Since joining Fidelity in 1991, Mr. Weiner has worked as an analyst and manager.

Jennifer Uhrig is Vice President and manager of VIP: Growth Portfolio, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity in 1987, Ms. Uhrig has worked as an analyst and manager.

Richard Mace is Vice President and manager of VIP: Overseas Portfolio, which he has managed since March 1996. He also manages several other Fidelity funds. Since joining Fidelity in 1987, Mr. Mace has worked as an analyst and manager.

Each fund has an investment objective similar to that of an existing Fidelity fund. Money Market Portfolio is most similar to Fidelity Cash Reserves; Investment Grade Bond Portfolio is most similar to Fidelity Investment Grade Bond Fund; High Income Portfolio is most similar to Fidelity High Income Fund; Asset Manager Portfolio is most similar to Fidelity Asset Manager; Asset Manager: Growth Portfolio is most similar to Fidelity Asset Manager: Growth; Balanced Portfolio is most similar to Fidelity Advisor Balanced Fund; Equity-Income Portfolio is most similar to Fidelity Equity-Income Fund; Index 500 Portfolio is most similar to Spartan Market Index Fund; Growth & Income Portfolio is most similar to Fidelity Growth & Income Portfolio; Mid Cap Portfolio is most similar to Fidelity Advisor Mid Cap Fund; Growth Opportunities Portfolio is most similar to Fidelity Advisor Growth Opportunities Fund; Contrafund Portfolio is most similar to Fidelity Contrafund; Growth Portfolio is most similar to Fidelity Growth Company Fund; and Overseas Portfolio is most similar to Fidelity Overseas Fund.

The performance of a fund is not expected to be the same as the performance of the existing Fidelity fund to which it is most similar due to differences in investments, economies of scale, and other factors. Various insurance-related costs at the insurance company's separate account level will also affect performance.

Fidelity and BT investment personnel may invest in securities for their own investment accounts pursuant to codes of ethics that establish procedures for personal investing and restrict certain transactions.

Money Market, Investment Grade Bond, High Income, Asset Manager, Asset
Manager: Growth, Balanced, Equity-Income, Growth & Income, Mid Cap, Growth Opportunities, Contrafund, Growth, and Overseas each pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee for each fund (except Money Market) is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The fee for Money Market is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve and multiplying the result by the fund's average net assets throughout the month, and then adding an income-based fee. The income-based fee is 6% of the fund's monthly gross income in excess of an annualized 5% yield, but it cannot rise above an annual rate of 0.24% of the fund's average net assets throughout that month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Growth & Income, Mid Cap, Growth Opportunities, Contrafund, Growth, and Overseas, or 0.37% for Money Market, Investment Grade Bond, and High Income, and it drops as total assets under management increase.

For December 1998, the group fee rate was __% for Money Market, Investment Grade Bond, and High Income, and the group fee rate was __% for Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Growth & Income, Mid Cap, Growth Opportunities, Contrafund, Growth, and Overseas. The individual fund fee rate is 0.03% for Money Market. The individual fund fee rate is 0.15% for Balanced. The individual fund fee rate is 0.20% for Equity-Income and Growth & Income. The individual fund fee rate is 0.25% for Asset Manager. The individual fund fee rate is 0.30% for Investment Grade Bond, Asset Manager:
Growth, Mid Cap, Growth Opportunities, Contrafund, and Growth. The individual fund fee rate is 0.45% for High Income and Overseas.

Index 500 pays management and sub-advisory fees to FMR and BT, respectively. These fees are calculated and paid every month. The fund pays a management fee at an annual rate of 0.24% of its average net assets to FMR, and a sub-advisory fee (representing 40% of net income from securities lending) of [less than] 0.01% to BT. FMR, independently of the fund, also compensates BT for investment management, securities lending and custodial services.

The following table states the total management (and, for Index 500, sub-advisory) fee, as a percentage of each fund's average net assets, for each fund for the fiscal year ended December 31, 1998:

Fund                             Total Management Fee

Money Market Portfolio           0.__%

Investment Grade Bond Portfolio  0.__%

High Income Portfolio            0.__%

Asset Manager Portfolio          0.__%

Asset Manager: Growth Portfolio  0.__%

Balanced Portfolio               0.__%

Equity-Income Portfolio          0.__%

Index 500 Portfolio              0.__%

Growth & Income Portfolio        0.__%

Growth Opportunities Portfolio   0.__%

Contrafund Portfolio             0.__%

Growth Portfolio                 0.__%

Overseas Portfolio               0.__%

FMR pays FIMM, FMR U.K., FMR Far East, and FIIA for providing assistance with investment advisory services, and FIIA in turn pays FIIA(U.K.)L.

FMR may, from time to time, agree to reimburse each class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease a class's expenses and boost its performance.

FMR has voluntarily agreed to reimburse Initial Class of certain funds to the extent that total operating expenses (excluding interest, taxes, securities lending fees, brokerage commissions and extraordinary expenses, as a percentage of their respective average net assets, exceed the following rates:

                                         Effective Date

Investment Grade Bond Portfolio   0.80%  12/05/88

High Income Portfolio             1.00%  9/19/85

Asset Manager Portfolio           1.25%  1/1/90

Asset Manager: Growth Portfolio   1.00%  1/3/95

Balanced Portfolio                1.50%  1/3/95

Equity-Income Portfolio           1.50%  10/9/86

Growth & Income Portfolio         1.00%  12/31/96

Mid Cap Portfolio                 1.00%  12/14/98

Growth Opportfunities Portfolio   1.50%  1/3/95

Contrafund Portfolio              1.00%  1/3/95

Growth Portfolio                  1.50%  10/9/86

Overseas Portfolio                1.50%  1/28/87

Effective August 27, 1992, FMR has voluntarily agreed to reimburse Index 500 to the extent that total operating expenses (with the exceptions noted below) exceed 0.28% of its average net assets.
Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions or extraordinary expenses. In addition, sub-advisory fees paid by index 500 associated with securities lending are not eligible for reimbursement.

As of December 31, 1998, approximately __% and __% OF [NAME OF FUND]'s total outstanding shares, respectively, were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s].

FUND DISTRIBUTION

Each fund (except Money Market, Investment Grade Bond, and Index 500) is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation, Inc. (FDC) distributes Initial
Class's shares.

Initial Class of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for Initial Class.

To receive payments made pursuant to a Distribution and Service Plan or record keeping fees, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Variable Insurance Product funds, provided that a fund receives brokerage services and commission rates comparable to those of other broker-dealers.

BT may allocate brokerage transactions in a manner that takes into account the sale of shares of Index 500, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information (SAI), in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each class's financial history. Initial Class of Money Market, Investment Grade Bond, High Income, Asset Manager, Equity-Income, Index 500, Growth, and Overseas has financial history for the past 5 years. Initial Class of Asset Manager: Growth, Balanced, Growth & Income, Mid Cap, Growth Opportunities, and Contrafund has under 5 years of financial history, beginning with its respective commencement of operations date. Certain information reflects financial results for a single class share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by ___________________, independent accountants, whose report, along with each fund's financial highlights and financial statements, are included in each fund's Annual Report. A free copy of each Annual Report is available upon request.

[Financial Highlights to be filed by subsequent amendment.]

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus).Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-1916, or your insurance company.

The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBERS 811-3329, 811-5511, AND
811-7205.

Fidelity Investments & (Pyramid) Design and Fidelity are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

 VIP/VIPII/VIPIIIL-pro-0499
 ___________




Shares of the funds are offered only to the separate accounts of insurance companies, for the purpose of funding variable annuity and variable life insurance contracts. Particular funds may not be available in your state due to various insurance regulations. Please check with your insurance company for available funds. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. Please read this prospectus along with the variable annuity or variable life insurance contract prospectus that accompanies it.


Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VARIABLE
INSURANCE PRODUCTS FUNDS

SERVICE CLASS

INCOME FUND:
High Income Portfolio

ASSET ALLOCATION FUNDS:
Asset Manager Portfolio
Asset Manager: Growth Portfolio

GROWTH & INCOME AND GROWTH FUNDS:
Balanced Portfolio
Equity-Income Portfolio
Growth & Income Portfolio
Mid Cap Portfolio
Growth Opportunities Portfolio
Contrafund Portfolio
Growth Portfolio
Overseas Portfolio

PROSPECTUS
APRIL 30, 1999
(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS

FUND SUMMARY             3   INVESTMENT SUMMARY

                         7   PERFORMANCE

FUND BASICS              6   INVESTMENT DETAILS

                         16  VALUING SHARES

SHAREHOLDER INFORMATION  17  BUYING AND SELLING SHARES

                         17  DIVIDENDS AND CAPITAL GAINS
                             DISTRIBUTIONS

                         17  TAX CONSEQUENCES

FUND SERVICES            12  FUND MANAGEMENT

                         14  FUND DISTRIBUTION

APPENDIX                 21  FINANCIAL HIGHLIGHTS

FUND SUMMARY

INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

HIGH INCOME PORTFOLIO seeks a high level of current income while also considering growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

(small solid bullet) Potentially investing in non-income producing securities, including defaulted securities and common stocks.

(small solid bullet) Investing in companies in troubled or uncertain financial condition.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.

(small solid bullet) Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.

(small solid bullet) Adjusting allocation among asset classes gradually within the following ranges: stock class (30% - 70%), bond class (20% - 60%), and short-term/money market class (0% - 50%).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.

(small solid bullet) Maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.

(small solid bullet) Adjusting allocation among asset classes gradually within the following ranges: stock class (50% - 100%), bond class (0% - 50%), and short-term/money market class (0% - 50%).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

BALANCED PORTFOLIO seeks both income and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral.

(small solid bullet) Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) With respect to equity investments, emphasizing above-average income-producing equity securities, which tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics.

(small solid bullet) Analyzing a security's issuer using fundamental factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause prices of debt securities to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

EQUITY-INCOME PORTFOLIO seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.

(small solid bullet) Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform differently than the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation.

(small solid bullet) Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of debt securities to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile, due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

MID CAP PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 65% of total assets in securities of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400).

(small solid bullet) Potentially investing in companies with smaller or larger market capitalizations.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Potentially investing in other types of securities, including bonds which may be lower-quality debt securities.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

CONTRAFUND PORTFOLIO seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing in securities of companies whose value it believes is not fully recognized by the public.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

GROWTH PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing in companies that it believes have above-average growth potential (stocks of these companies are often called "growth" stocks).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

(small solid bullet) "GROWTH" INVESTING. "Growth" stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

OVERSEAS PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing at least 65% of total assets in foreign securities.

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

A fund's total return and/or yield may be quoted in advertising in accordance with current law and interpretations thereof.

Total returns and yields quoted for a class include the class's expenses, but may not include charges and expenses attributable to any particular insurance product. Because shares of the funds may be purchased only through variable annuity and variable life insurance contracts, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of a class's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a fund's performance to that of other mutual funds.

FUND BASICS

INVESTMENT DETAILS

THE INCOME FUND

INVESTMENT OBJECTIVE

HIGH INCOME seeks a high level of current income while also considering growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. FMR currently intends to limit common stocks to 10% of the fund's total assets. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, mortgage and other asset-backed securities, and loans and loan participations.

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

PRINCIPAL INVESTMENT RISKS

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. The fund's reaction to these developments will be affected by the types and maturities of the securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors may significantly affect the fund's performance:

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

THE ASSET ALLOCATION FUNDS

INVESTMENT OBJECTIVE

ASSET MANAGER seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

PRINCIPAL INVESTMENT STRATEGIES

FMR allocates the fund's assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments.

FMR may use its judgement to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below: [NEED TO CREATE PIE CHARTS]

(small solid bullet) STOCK CLASS: 50% (can range from 30%-70%)

(small solid bullet) BOND CLASS: 40% (can range from 20%-60%)

(small solid bullet) SHORT-TERM/MONEY MARKET CLASS: 10% (can range from 0%-50%)

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective. Normally, a single reallocation will not involve more than 10% of the fund's total assets.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates and management) and/or quantitative factors (e.g., historical earnings, dividend yield and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

ASSET MANAGER: GROWTH seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

PRINCIPAL INVESTMENT STRATEGIES

FMR allocates the fund's assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments.

FMR may use its judgement to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below: [NEED TO CREATE PIE CHARTS]

(small solid bullet) STOCK CLASS: 70% (can range from 50%-100%)

(small solid bullet) BOND CLASS: 25% (can range from 0%-50%)

(small solid bullet) SHORT-TERM/MONEY MARKET CLASS: 5% (can range from
0%-50%)

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective. Normally, a single reallocation will not involve more than 20% of the fund's total assets.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates and management) and/or quantitative factors (e.g., historical earnings, dividend yield and earnings per share) and estimates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Taxable money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper and U.S. Government securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the types and maturities of the securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors may significantly affect a fund's performance:

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment generally offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

THE GROWTH & INCOME AND GROWTH FUNDS

INVESTMENT OBJECTIVE

BALANCED PORTFOLIO seeks both income and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the fund's equity investments, FMR's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, FMR is not constrained by any particular investment style. In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates and management) and evaluates each security's current price relative to its estimated long-term value.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

EQUITY-INCOME seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composit yield on the securities comprising the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in income-producing equity securities. FMR may also invest the fund's assets in other types of equity securities and debt securities, including lower-quality debt securities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, FMR is not constrained by any particular investment style. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

GROWTH & INCOME seeks high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests a majority of the fund's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the fund's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

MID CAP PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 65% of the fund's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P MidCap 400 at the time of the fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy. As of December 31, 1998, the S&P MidCap 400 included companies with capitalizations between $_ million and $ _ [m/b]illion. The size of companies in the S&P MidCap 400 changes with market conditions and the composition of the index. FMR may also invest the fund's assets in companies with smaller or larger market capitalizations.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks. FMR may also invest the fund's assets in other types of securities, including bonds which may be lower-quality debt securities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

CONTRAFUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR invests the fund's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

GROWTH PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR invests the fund's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

OVERSEAS PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors may significantly affect a fund's performance:

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development; political stability; market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment generally offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

"GROWTH" INVESTING. "Growth" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

"VALUE" INVESTING. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

HIGH INCOME PORTFOLIO seeks a high level of current income by investing primarily in high yielding, fixed-income securities, while also considering growth of capital.

ASSET MANAGER PORTFOLIO seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

BALANCED PORTFOLIO seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.

EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

MID CAP PORTFOLIO seeks long-term growth of capital.

GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks.

CONTRAFUND PORTFOLIO seeks long-term capital appreciation.

GROWTH PORTFOLIO seeks to achieve capital appreciation.

OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates Service Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing Service Class's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION

BUYING AND SELLING SHARES

The price to buy one share of Service Class is the class's NAV.

The price to sell one share of Service Class is the class's NAV.

Only "separate accounts" of insurance companies that have executed certain agreements with the funds can buy or sell shares of the funds. A separate account is a segregated asset account. Separate accounts fund variable annuity contracts and variable life insurance policies. Please refer to your insurance company's separate account prospectus for investing information.

Each insurance company separate account places a single order to buy or sell shares of each fund each business day. The insurance company calculates the amount of the order based on the aggregate instructions to the insurer from owners of the insurer's variable annuity contracts and variable life insurance policies. Instructions received from owners before the close of the NYSE on a given day usually result in fund share purchases and redemptions at the NAV calculated as of the close of the NYSE that day. In some cases, the applicable NAV is the next NAV calculated after the order is received by the fund.

A fund will normally send the proceeds from redemption orders to the insurance company one business day after the fund receives the redemption order. The fund must send the proceeds within 7 days after the fund receives the redemption order.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Agreements executed with insurance companies obligate a fund to sell and redeem fund shares each day that the NYSE is open for business. Notwithstanding anything else in the agreements, the Board may refuse to sell shares of any fund to any separate account, or suspend or terminate the offering of shares of any fund if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

Each fund sells its shares to separate accounts of insurance companies that are both affiliated and unaffiliated with FMR. Each fund currently does not foresee any disadvantages to policyowners arising out of the fact that each fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to arise, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell securities at disadvantageous prices.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distribute these gains (less any losses), if any, to shareholders as capital gains distributions.

High Income, Asset Manager, Asset Manager: Growth, Balanced,
Equity-Income, Growth & Income, Mid Cap, Growth Opportunities,
Contrafund, Growth, and Overseas Portfolios will distribute any dividends at least annually. Normally, net realized capital gains, if any, are distributed each year for a fund.

Dividends and capital gains distributions from a fund will be automatically reinvested in additional shares of the same class of the fund.

TAX CONSEQUENCES

Please refer to your insurance company's separate account prospectus for a discussion of the tax status of your variable annuity or variable life insurance contract. It is suggested you keep all statements you receive to assist in your personal recordkeeping.

It is expected that shares of the funds will be held by insurance company separate accounts under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividends or capital gains distributions from a fund are not currently taxable to holders of variable annuity and variable life insurance contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59.

FUND SERVICES

FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of ___________, 199_, FMR had approximately $__ billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the funds' investments and handling their business affairs.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Balanced, Growth & Income, Mid Cap, Growth Opportunities, Contrafund, and Overseas. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Balanced, Growth & Income, Mid Cap, Growth Opportunities, Contrafund, and Overseas. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.

(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for Overseas. As of _____, 199_, FIIA had approximately $___ in discretionary assets under management. Currently, FIIA provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Overseas.

(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for Overseas. As of ___________, 199_, FIIA(U.K.)L had approximately $___ in discretionary assets under management. Currently, FIIA(U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Overseas.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for Asset Manager, Asset Manager:
Growth, and Balanced. FIMM chooses certain types of investments for each fund. FIMM is an affiliate of FMR. As of ______, 199_, FIMM had approximately $___ billion in discretionary assets under management.

A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.

Barry Coffman is Vice President and manager of VIP: High Income
Portfolio, which he has managed since August 1990. He also co-manages other Fidelity funds. Mr. Coffman joined Fidelity as an analyst in 1986.

Dick Habermann is Vice President and lead manager of VIP II: Asset Manager Portfolio and VIP II: Asset Manager: Growth Portfolio, both of which he has managed since March 1996. Other Fidelity investment professionals assist Mr. Habermann in selecting investments within each asset class for the funds. He also manages several other Fidelity funds. Mr Habermann is a Senior Vice President of FMR Co. He joined Fidelity in 1968.

Kevin Grant is Vice President of VIP III: Balanced Portfolio and manager of its fixed-income investments since March 1996. He also manages several other Fidelity funds. Mr. Grant joined Fidelity as a portfolio manager in 1993.

John Avery is manager of VIP III: Balanced Portfolio, which he has managed since January 1998; he had been associate manager of the fund since September 1997. He also manages another Fidelity fund. Mr. Avery joined Fidelity as an analyst in 1995. Previously, he was an analyst for Putnam Investments from 1993 to 1994.

Stephen Petersen is Vice President and manager of VIP: Equity-Income Portfolio, which he has managed since January 1997. He also manages another Fidelity fund. Since joining Fidelity in 1980, Mr. Petersen has worked as an analyst and manager.

Louis Salemy is manager of VIP III: Growth & Income Portfolio, which he has managed since September 1998. Previously, he was associate manager of VIP III: Growth & Income Portfolio and managed other
Fidelity funds. Since joining Fidelity in 1992, Mr. Salemy has worked as an analyst, manager, and portfolio assistant.

Katherine Collins is manager of VIP III: Mid Cap Portfolio, which she has managed since December 1998. She also manages another Fidelity fund. Since joining Fidelity in 1990, Ms. Collins has worked as an analyst and manager.

George Vanderheiden is Vice President and manager of VIP III: Growth Opportunities Portfolio, which he has managed since January 1995. He also manages other Fidelity funds. Mr. Vanderheiden is a member of the Board of Directors for FMR Corp. He joined Fidelity in 1971.

Charles Mangum will provide assistance in managing VIP III: Growth Opportunities Portfolio from time to time. He also manages another Fidelity fund. Since joining Fidelity in 1990, Mr. Mangum has worked as an analyst and manager.

Will Danoff is Vice President and manager of VIP II: Contrafund Portfolio, which he has managed since January 1995. He also manages another Fidelity fund. Since joining Fidelity in 1986, Mr. Danoff has worked as an analyst and manager.
Jason Weiner is associate manager of VIP II: Contrafund Portfolio, which he has managed since April 1998. He also manages another Fidelity fund. Since joining Fidelity in 1991, Mr. Weiner has worked as an analyst and manager.

Jennifer Uhrig is Vice President and manager of VIP: Growth Portfolio, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity in 1987, Ms. Uhrig has worked as an analyst and manager.

Richard Mace is Vice President and manager of VIP: Overseas Portfolio, which he has managed since March 1996. He also manages several other Fidelity funds. Since joining Fidelity in 1987, Mr. Mace has worked as an analyst and manager.

Each fund has an investment objective similar to that of an existing Fidelity fund. High Income Portfolio is most similar to Fidelity High Income Fund; Asset Manager Portfolio is most similar to Fidelity Asset Manager; Asset Manager: Growth Portfolio is most similar to Fidelity Asset Manager: Growth; Balanced Portfolio is most similar to Fidelity Advisor Balanced Fund; Equity-Income Portfolio is most similar to Fidelity Equity-Income Fund; Growth & Income Portfolio is most similar to Fidelity Growth & Income Portfolio; Mid Cap Portfolio is most similar to Fidelity Advisor Mid Cap Fund; Growth Opportunities Portfolio is most similar to Fidelity Advisor Growth Opportunities Fund; Contrafund Portfolio is most similar to Fidelity Contrafund; Growth Portfolio is most similar to Fidelity Growth Company Fund; and Overseas Portfolio is most similar to Fidelity Overseas Fund.

The performance of a fund is not expected to be the same as the performance of the existing Fidelity fund to which it is most similar due to differences in investments, economies of scale, and other factors. Various insurance-related costs at the insurance company's separate account level will also affect performance.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Growth & Income, Mid Cap, Growth Opportunities, Contrafund, Growth, and Overseas, or 0.37% for High Income, and it drops as total assets under management increase.

For December 1998, the group fee rate was __% for High Income, and the group fee rate was __% for Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Growth & Income, Mid Cap, Growth Opportunities, Contrafund, Growth, and Overseas. The individual fund fee rate is 0.15% for Balanced. The individual fund fee rate is 0.20% for Equity-Income and Growth & Income. The individual fund fee rate is 0.25% for Asset Manager. The individual fund fee rate is 0.30% for Asset Manager: Growth, Mid Cap, Growth Opportunities, Contrafund, and Growth. The individual fund fee rate is 0.45% for High Income and Overseas.

The following table states the total management fee, as a percentage of each fund's average net assets, for each fund for the fiscal year ended December 31, 1998:

Fund                             Total Management Fee

High Income Portfolio            0.__%

Asset Manager Portfolio          0.__%

Asset Manager: Growth Portfolio  0.__%

Balanced Portfolio               0.__%

Equity-Income Portfolio          0.__%

Growth & Income Portfolio        0.__%

Growth Opportunities Portfolio   0.__%

Contrafund Portfolio             0.__%

Growth Portfolio                 0.__%

Overseas Portfolio               0.__%

FMR pays FIMM, FMR U.K., FMR Far East, and FIIA for providing assistance with investment advisory services, and FIIA in turn pays FIIA(U.K.)L.

FMR may, from time to time, agree to reimburse each class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease a class's expenses and boost its performance.

FMR has voluntarily agreed to reimburse Service Class of the funds to the extent that total operating expenses (excluding interest, taxes, securities lending fees, brokerage commissions and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

                                         Effective Date

High Income Portfolio             1.10%  11/03/97

Asset Manager Portfolio           1.35%  11/03/97

Asset Manager: Growth Portfolio   1.10%  11/03/97

Balanced Portfolio                1.60%  11/03/97

Equity-Income Portfolio           1.60%  11/03/97

Growth & Income Portfolio         1.10%  11/03/97

Mid Cap Portfolio                 1.10%  12/14/98

Growth Opportfunities Portfolio   1.60%  11/03/97

Contrafund Portfolio              1.10%  11/03/97

Growth Portfolio                  1.60%  11/03/97

Overseas Portfolio                1.60%  11/03/97

As of December 31, 1998, approximately __% and __% OF [NAME OF FUND]'s total outstanding shares, respectively, were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s].

FUND DISTRIBUTION

Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation, Inc. (FDC) distributes Service
Class's shares.

Service Class of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Service Class of each fund is authorized to pay FDC (for remittance quarterly to an insurance company) a 12b-1 fee as compensation for providing services intended to result in the sale of Service Class shares and/or shareholder support services. Depending on an insurance company's corporate structure and applicable state law, FDC may remit payments to the insurance company's affiliated broker-dealer or other affiliated company, rather than to the insurance company itself. Service Class of each fund may pay FDC a 12b-1 fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class of each fund currently pays FDC a [monthly] 12b-1 fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 fee rate for each fund may be increased only when the Trustees believe that it is in the best interests of Variable Product owners to do so. (For purposes of this discussion, "Variable Product" refers to a variable annuity contract or variable life insurance policy for which shares of the funds are available as underlying investment options.)

Up to the full amount of the Service Class 12b-1 fee may be reallowed to insurance companies as compensation for providing services intended to result in the sale of Service Class shares and/or support services to Variable Product owners, based upon the level of such services provided. These services may include, without limitation: answering questions about the funds from Variable Product owners; receiving and answering correspondence from Variable Product owners (including requests for prospectuses and statements of additional information for the funds); performing sub-accounting with respect to Variable Product values allocated to the funds; preparing, printing and distributing reports of values to Variable Product owners who have values allocated to the funds; printing and distributing prospectuses, statements of additional information, any supplements thereto, and shareholder reports; preparing, printing and distributing marketing materials for Variable Products; assisting customers in completing applications for Variable Products and selecting underlying mutual fund investment options; preparing, printing and distributing sub-account performance figures for sub-accounts investing in fund shares; and providing other reasonable assistance in connection with the distribution of fund shares to insurers.

In addition, each Service Class plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class shares and/or shareholder support services, including payments made to insurance companies and others that provide those services.
Currently, the Board of Trustees of each fund has authorized such payments for Service Class.

Because 12b-1 fees are paid out of Service Class's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.
To receive payments made pursuant to a Distribution and Service Plan or record keeping fees, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Variable Insurance Products funds, provided that a fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information (SAI), in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each class's financial history. Service Class of each fund has under 5 years of financial history, beginning with its commencement of operations date. Certain information reflects financial results for a single class share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by ___________________, independent accountants, whose report, along with each fund's financial highlights and financial statements, are included in each fund's Annual Report. A free copy of each Annual Report is available upon request.

[Financial Highlights to be filed by subsequent amendment.]

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus).Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-1916, or your insurance company.

The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBERS 811-3329, 811-5511, AND
811-7205.

Fidelity Investments & (Pyramid) Design, and Fidelity are registered trademarks of FMR Corp.

VIP/VIPII/VIPIIISC-pro-0499
1.700548.101




VARIABLE INSURANCE PRODUCTS FUND:
MONEY MARKET PORTFOLIO, HIGH INCOME PORTFOLIO, EQUITY-INCOME
PORTFOLIO,
GROWTH PORTFOLIO, AND OVERSEAS PORTFOLIO
VARIABLE INSURANCE PRODUCTS FUND II:
INVESTMENT GRADE BOND PORTFOLIO, ASSET MANAGER PORTFOLIO,
ASSET MANAGER: GROWTH PORTFOLIO, INDEX 500 PORTFOLIO, AND CONTRAFUND
PORTFOLIO
VARIABLE INSURANCE PRODUCTS FUND III:
BALANCED PORTFOLIO, GROWTH & INCOME PORTFOLIO,
   GROWTH OPPORTUNITIES PORTFOLIO, AND MID CAP PORTFOLIO
INITIAL CLASS AND SERVICE CLASS
STATEMENT OF ADDITIONAL INFORMATION

APRIL 30, 199   9

This Statement of Additional Information (SAI) is not a prospectus   .
Portions of the funds' Annual Reports are incorporated herein.     The
Annual Reports are    supplied with this SAI.     To obtain a free
additional copy of a Prospectus    (dated April 30, 1999)     or an
Annual Report, please call    Fidelity(registered trademark)     at
1-800-544-1916, or your insurance company.


TABLE OF CONTENTS               PAGE



Investment Policies and         __
Limitations

Special Considerations          __
Regarding Africa

Special Considerations          __
Regarding Canada

Special Considerations          __
Regarding Europe

Special Considerations          __
Regarding Asia

Special Considerations          __
Regarding Latin America

Special Considerations          __
Regarding the Russian
Federation

Portfolio Transactions          __

Valuation                       __

Performance                     __

Distributions and Taxes         __

Trustees and Officers           __

Control of Investment Advisers  __

Management Contracts            __

Distribution Services           __

Transfer and Service Agent      __
Agreements

Description of the Trusts       __

Financial Statements            __

Appendix                        __


For more information on any Fidelity fund, including charges and
expenses, call    Fidelity at the number indicated above     for a
free prospectus. Read it carefully before you invest or send money.

(fidelity_logo_graphic)(registered trademark)
82 Devonshire Street, Boston, MA 02109

   VIP/VIPII/VIPIII-ptb-0499
   1.700593.101

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

   INVESTMENT LIMITATIONS OF MONEY MARKET PORTFOLIO

THE FOLLOWING ARE MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT
LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) purchase the securities of any issuer if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

(9) invest in companies for the purpose of exercising control or management.

THE FOLLOWING INVESTMENT LIMITATIONS FOR MONEY MARKET PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL.

(i)  The fund does not currently intend to purchase a security (other
than securities issued or guaranteed by the U.S.    G    overnment or
any of its agencies or instrumentalities    or securities of other
money market funds    ) if, as a result, more than 5% of its total
assets would be invested in        securities of a single issuer;
provided that the fund may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(viii) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
   For purposes of limitation (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

   INVESTMENT LIMITATIONS OF HIGH INCOME, EQUITY-INCOME, GROWTH,
OVERSEAS, GROWTH & INCOME, BALANCED, GROWTH OPPORTUNITIES, INVESTMENT GRADE BOND, ASSET MANAGER, INDEX 500, CONTRAFUND, ASSET MANAGER:
GROWTH, AND MID CAP PORTFOLIOS

THE FOLLOWING ARE HIGH INCOME, EQUITY-INCOME, GROWTH, OVERSEAS, GROWTH & INCOME, BALANCED, GROWTH OPPORTUNITIES, INVESTMENT GRADE BOND, ASSET
MANAGER, INDEX 500,    CONTRAFUND, ASSET MANAGER: GROWTH, AND MID CAP
PORTFOLIOS'     FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR
ENTIRETY. EACH FUND MAY NOT:

   (1) (for High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Contrafund, Asset Manager:
Growth, and Mid Cap Portfolios) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

     (for Growth & Income, Balanced, and Growth Opportunities Portfolios) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) (for High Income, Equity-Income, Growth, Overseas, Growth & Income, Balanced, Growth Opportunities, Investment Grade Bond, Asset Manager, Index 500, Contrafund, and Asset Manager: Growth
Portfolios)     issue senior securities, except    in connection with
the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as
otherwise     permitted under the Investment Company Act of 1940;

     (for Mid Cap Portfolio) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) (for High Income, Equity-Income, Growth,    Overseas, Balanced,
Growth Opportunities, and Mid Cap Portfolios)     borrow money, except
that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

  (for    Growth & Income,     Investment Grade Bond, Asset Manager,
Index 500, Contrafund, and    Asset Manager: Growth     Portfolios)
borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) (for Balanced and Growth Opportunities Portfolios) Each fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

     (for Mid Cap Portfolio) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS FOR HIGH INCOME, EQUITY-INCOME, GROWTH, OVERSEAS, GROWTH & INCOME, BALANCED, GROWTH OPPORTUNITIES,
INVESTMENT GRADE BOND, ASSET MANAGER, INDEX 500, CONTRAFUND,    ASSET
MANAGER: GROWTH, AND MID CAP PORTFOLIOS     ARE NOT FUNDAMENTAL AND
MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER
APPROVAL.

(i) Each fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) Each fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) Each fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). Each fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(iv) Each fund does not currently intend to purchase any security if, as a result, more than 10% (Equity-Income, Growth, Investment Grade Bond, Asset Manager, Asset Manager: Growth, Index 500, Contrafund,
   Balanced, Growth & Income, Growth Opportunities, and Mid Cap
Portfolios)     or more than 15% (High Income and Overseas Portfolios)
of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) Each fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 5% of net assets for Equity-Income, Growth, Overseas, Asset Manager, Asset
Manager: Growth, Index 500, Contrafund, Balanced, Growth & Income,
Growth Opportunities,    and Mid Cap Portfolios     and 7.5% of net
assets for High Income and Investment Grade Bond Portfolios) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) Each fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(vii) (for Balanced and Growth Opportunities Portfolios) Each fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

     (for Mid Cap Portfolio) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% (Equity-Income, Growth, Investment Grade Bond, Asset Manager, Asset Manager: Growth, Index 500, Contrafund, Balanced, Growth &
Income, Growth Opportunities,    and Mid Cap     Portfolios) or more
than 15% (High Income and Overseas Portfolios) of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page    8.

   Fo    r purposes of Index 500 Portfolio's limitation on
concentration in a single industry, the fund may use the industry categorizations as defined by BARRA, Inc.

In accordance with the funds' fundamental investment policies, there are no limitations on the percentage of the funds' assets which may be invested in any one type of instrument. Nor are there limitations on the percentage of the funds' assets which may be invested in any foreign country. However, in order to comply with diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended, in connection with FMR serving as investment adviser
   to each fund (investment manager to Index 500)    , each fund has
agreed to certain non-fundamental limitations. Please refer to your insurance company's separate account prospectus for more information.

   The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR (BT for Index 500) may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR (BT for Index 500) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET ALLOCATION (ASSET MANAGER AND ASSET MANAGER: GROWTH PORTFOLIOS). The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). FMR seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that FMR believes to have superior investment potential. When FMR selects equity securities, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

The bond class includes all varieties of domestic and foreign fixed-income securities maturing in more than one year. FMR will seek to maximize total return within the bond class by adjusting a fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency.

The short-term/money market class includes all types of domestic and foreign short-term and money market instruments. FMR will seek to maximize total return within this asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term and money market instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The funds may also make other investments that do not fall within these classes. In making asset allocation decisions, FMR will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. FMR's management will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services.

ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
Asset-backed security values may also be affected by    other factors
including changes in interest rates, the availability of information
concerning the pool and its structure,     the creditworthiness of the
servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

       BORROWING    Each fund may borrow from banks or from other
funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

       CASH MANAGEMENT    A fund can hold uninvested cash or can
invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

       CENTRAL CASH FUNDS    are money market funds managed by FMR or
its affiliates that seek to earn a high level of current income while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity and diversification of their investments.

       COMMON STOCK    represents an equity or ownership interest in
an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields
higher than the underlying common    stocks, but generally lower than
comparable non-convertible securities.     Because of this higher
yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit
   risk,     and are often lower-quality securities.

       DEBT SECURITIES    are used by issuers to borrow money. The
issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

       DOLLAR-WEIGHTED AVERAGE MATURITY    is derived by multiplying
the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

   For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

DOMESTIC AND FOREIGN INVESTMENTS (MONEY MARKET PORTFOLIO) include U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. Domestic and foreign investments may also include U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by
governmental    regulation.     Payment of interest and repayment of
principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio
securities may be held outside of the United States and    a     fund
may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. FMR limits the amount of each of High Income, Equity-Income, Growth, Investment Grade Bond, Asset Manager and Index 500 Portfolios' assets that may be invested in foreign securities to 50%.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S.
dollars, or other government intervention.    Additionally,
governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the
conditions for payment be renegotiated.     There is no assurance that
FMR (BT for Index 500) will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

FOREIGN CURRENCY TRANSACTIONS. A bond or equity fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR (BT for Index 500).

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's (BT's for Index 500) skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR (BT for Index
500) anticipates. For example, if a currency's value rose at a time when FMR (BT for Index 500) had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR (BT for Index 500) hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR (BT for Index 500) increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's (BT's for Index 500) use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in
either U.S. dollars or foreign currency.     Unlike typical U.S.
repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. However, pursuant to certain state insurance regulations, any foreign repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging market securities may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR (BT for Index 500) determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR (BT for Index
500) will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

   COMBINED POSITIONS     involve purchasing and writing options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call
option at a lower price   ,     to reduce the risk of the written call
option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   CORRELATION OF PRICE CHANGES    . Because there are a limited
number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

   FUTURES CONTRACTS.     In purchasing a futures contract, the buyer
agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Overseas Portfolio may invest in futures based on    foreign indexes
such     as the CAC 40 (France), DAX 30 (Germany), EuroTop 100
(Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

   FUTURES MARGIN PAYMENTS.     The purchaser or seller of a futures
contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Although futures exchanges generally operate similarly in the
   United States     and abroad, foreign futures exchanges may
   follow trading    , settlement and margin procedures that are
different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than
U.S.-traded contracts, including potentially greater risk        of
losses due to insolvency of a futures broker, exchange member or other
party that may owe initial or variation margin to a fund.    Because
initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

   LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS.     Each bond and
equity fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, each    equity     fund (excluding Index 500) will not:
(a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its
total assets    under normal conditions    ; or (c) purchase call
options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

   In addition, each bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

BT also intends to follow certain other limitations on Index 500's futures and options activities. The fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in option premiums. Under normal conditions, the fund will not enter into any futures contract or option if, as a result, the sum of (i) the current value of the assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures or options positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with, their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the bond and equity funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

   LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS.     There is no
assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

   OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES.     Currency
futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased and written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

   OTC OPTIONS.     Unlike exchange-traded options, which are
standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter
(OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

   PURCHASING PUT AND CALL OPTIONS.     By purchasing a put option,
the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the premium plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

   WRITING PUT AND CALL OPTIONS.     The writer of a put or call
option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID    SECURITIES cannot     be sold or disposed of in the
ordinary course of business at approximately the prices at which they
are valued.    Difficulty in selling securities may result in a loss
or may be costly to a fund.     Under the supervision of the Board of
Trustees, FMR determines the liquidity of each fund's (except Index 500's) investments and, through reports from FMR, the Board monitors
investments in illiquid    securities    . Under the supervision of
the Board of Trustees and FMR, BT determines the liquidity of Index 500's investments and, through reports from FMR and/or BT, the Board
monitors investments in illiquid    securities    . In determining the
liquidity of a fund's investments, FMR (BT for Index 500) may consider
various factors, including (1) the frequency    and volume     of
trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a
market and (4) the nature of the security    and the market in which
it trades     (including any demand   , put,     or tender
features   , the mechanics and other requirements for transfer, any
letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or
offset the rights and obligations of the security    ).

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

In addition, for Index 500, indexed securities include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of the S&P 500 or comparable stock indices. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the S&P 500 as accurately as direct investments in the S&P 500.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

       INVESTMENT-GRADE DEBT SECURITIES.    Investment-grade debt
securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.

ISSUER LOCATION. FMR determines where an issuer is located by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1)
the security is issued or guaranteed by the government of    the
country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country; or (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods
sold, investments made, or services performed in    the     country,
or has at least 50% of its assets located in    the     country.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or
other receivables), or to other parties.    Direct debt instruments
involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC
interpretations require    a     fund, in appropriate circumstances,
to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

   Because     the risk of default is higher for lower-quality debt
securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

   MONEY MARKET INSURANCE. The money market fund participates in a mutual insurance company solely with other funds advised by FMR or its affiliates. This company provides insurance coverage for losses on certain money market instruments held by a participating fund (eligible instruments), including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. The money market fund is charged an annual premium for the insurance coverage and may be subject to a special assessment of up to approximately two and one-half times the fund's annual gross premium if covered losses exceed certain levels. A participating fund may recover no more than $100 million annually, including all other claims of insured funds, and may only recover if the amount of the loss exceeds 0.30% of its eligible instruments. The money market fund may incur losses regardless of the insurance.

MONEY MARKET SECURITIES are high-quality, short-term obligations.
Money market securities may be structured    to be,     or may employ
a trust or other    form     so that they are   ,     eligible
investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment
features can be used to enhance price stability. If    a     structure
   fails to function     as intended, adverse tax or investment
consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain
legal issues presented by    certain     structured securities. Future
tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by
   the     fund.

   MORTGAGE SECURITIES     are issued by government and non-government
entities such as banks, mortgage lenders, or other institutions. A
   mortgage security     is an obligation of the issuer backed by a
mortgage or pool of mortgages or a direct interest in an underlying
pool of mortgages. Some    mortgage securities    , such as
collateralized mortgage obligations (or    "    CMOs   "    ), make
payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).
   Mortgage securities     are based on different types of mortgages,
including those on commercial real estate or residential properties.
Stripped    mortgage securities     are created when the interest and
principal components of a    mortgage security     are separated and
sold as individual securities. In the case of a stripped    mortgage
security    , the holder of the "principal-only" security (PO)
receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

   Fannie Mae and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of    mortgage securities     may change due to shifts in
the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the
   mortgage securities     market as a whole. Non-government
   mortgage securities     may offer higher yields than those issued
by government entities, but also may be subject to greater price
changes than government issues.    Mortgage securities     are subject
to prepayment risk   , which is the risk that early principal payments
made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument.
The prices of stripped mortgage        securities tend to be more
volatile in response to changes in interest rates than those of
non-stripped mortgage        securities.

   In order to earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

       PREFERRED STOCK    is a class of equity or ownership in an
issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

PUT FEATURES entitle the holder to sell a security back to the
i   ssuer     or a third party    at     any time or at specified
intervals.    In exchange for this benefit, a fund may accept a lower
interest rate. Securities with put features     are subject to the
risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS    involve an agreement to purchase     a
security    and to     sell that security back to the original seller
at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to
the sale price plus the accrued incremental amount.    The value of
the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or
becomes insolvent. The     funds will engage in repurchase agreement
transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR (for Index 500, by BT or, under certain circumstances, by FMR or an FMR affiliate). Pursuant to certain state insurance regulations, any repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

RESTRICTED SECURITIES    are subject to legal restrictions on their
sale. Difficulty in selling securities may result in a loss or be
costly to a fund. Restricted securities     generally can be sold in
privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered
public offering. Where registration is required,    the holder of a
registered security     may be obligated to pay all or part of the
registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop,
   the holder     might obtain a less favorable price than prevailed
when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that
security at an agreed-upon price and time.    The funds     will enter
into reverse repurchase    agreements with     parties whose
creditworthiness has been reviewed and found satisfactory by FMR (for Index 500, by BT or, under certain circumstances, by FMR or an FMR affiliate). Such transactions may increase fluctuations in the market
value of fund assets    and a fund's yield     and may be viewed as a
form of leverage.

   SECURITIES OF OTHER INVESTMENT COMPANIES, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

   The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws. Index 500 may invest in investment companies that seek to track the performance of indexes other than the indexes that the fund seeks to track.

SECURITIES LENDING. A fund may lend securities to parties such as
broker-dealers or    other institutions    , including Fidelity
Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp. Index 500 will not lend securities to BT or its affiliates. BT receives a portion of the securities lending income earned by Index 500.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.
   Because     there may be delays in the recovery of loaned
securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR (for Index 500, by BT or, under certain circumstances, by FMR or an FMR-affiliate) to be of good standing. Furthermore, they will
only be made if,     in FMR's (BT's for Index 500) judgment, the
consideration to be earned from such loans would justify the risk.

FMR and BT understand that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). If Index 500 cannot recover the loaned securities on termination, the fund may sell the collateral and purchase a replacement investment in the market.

SHORT SALES "AGAINST THE BOX" a   re short sales of securities that a
fund owns or has the right to obtain (equivalent in kind or amount to
the securities sold).     If a fund enters into a short sale against
the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

Short sales against the box could be used to protect the net asset
value per share    (NAV)     of a money market fund in anticipation of
increased interest rates, without sacrificing the current yield of the securities sold short. A money market fund will incur transaction costs in connection with opening and closing short sales against the
box. A   n equity     fund will incur transaction costs, including
interest expenses, in connection with opening, maintaining, and closing short sales against the box.

SHORT SALES.    Stocks underlying a fund's convertible security
holdings can be sold short.     For example, if FMR anticipates a
decline in the price of the stock underlying a convertible security
   held by a fund    , it may sell the stock short. If the stock price
subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's
decline on the value of the convertible security.    Each     fund
currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

   A     fund    will be required     to set aside securities
equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

SOURCES OF CREDIT OR LIQUIDITY SUPPORT.    Issuers may employ various
forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial
institutions.     FMR may rely on its evaluation of    the credit or
liquidity enhancement provider     in determining whether to purchase
a security supported by    such enhancement    . In evaluating the
credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that
might affect its ability to honor its commitment.    Changes in the
credit quality of the entity providing the enhancement could effect the value of the security or a fund's share price.

SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

   STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Because the SEC does not consider privately stripped government securities to be U.S. Government securities for purposes of Rule 2a-7, a money market fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to money market funds.

   SWAP AGREEMENTS        (INDEX 500 PORTFOLIO) Under a typical equity
swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, Index 500 would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.

   The most significant factor in the performance of swap agreements is the change in value of the specific index, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses and impairing the fund's correlation with the S&P 500. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

   SWAP AGREEMENTS (EXCEPT INDEX 500 PORTFOLIO)     can be
individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is
the change in    the specific interest rate, currency,     or other
factors that determine the amounts of payments due to and from a fund.
If a swap agreement calls for payments by    the     fund, the fund
must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in
losse   s.     A fund may be able to eliminate its exposure under a
swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

       TEMPORARY DEFENSIVE POLICIES.

   Each of Asset Manager, Asset Manager: Growth, Balanced,
Equity-Income, Index 500, Growth & Income, Growth Opportunities,
Contrafund, Growth, Overseas, and Mid Cap Portfolios reserve the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

   Investment Grade Bond Portfolio reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

   High Income Portfolio reserves the right to invest without limitation in investment-grade securities for temporary, defensive purposes.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

       WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

   When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

   A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

   SPECIAL CONSIDERATIONS REGARDING AFRICA

   Africa is a highly diverse and politically unstable continent of over 50 countries and 720 million people. Civil wars, coups and even genocidal warfare have beset much of this region in recent years. Nevertheless, it is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds and timber. Wealthier countries generally have strong connections to European partners, and evidence of these relationships is seen in the growing market capitalization and foreign investment of these countries. Economic performance is closely tied to world commodity markets, particularly oil, and also to weather conditions, such as drought.

   Five African countries are among the 20 fastest growing in the world (Uganda, Ivory Coast, Botswana, Angola and Zimbabwe), with GDP growth rates ranging from 5.5% to 6.0%. Two countries, Yemen and Bahrain, are experiencing growth at or below 2.0%, and one country, Libya, is experiencing (-4.0%) negative growth.

   African economic growth is projected to remain higher than in any recent year other than 1996. The relatively small effects of the Asian crisis are attributable to the comparatively low levels of private capital flows to most countries in the regions. Africa can be negatively impacted from the slowdown in global growth, and its effects on commodity prices.

   Several African countries in the north have substantial oil reserves and accordingly their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions also have a strong impact on many of their natural resources, and, as was the case in 1995, severe drought can adversely effect economic growth.

   Twelve African countries have active equity markets (Bahrain, Botswana, Egypt, Ghana, Kenya, Morocco, Nigeria, Oman, South Africa, Tunisia, Zambia, and Zimbabwe). The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. Four additional markets have been established since 1989, and the mean age for all equity markets is 40 years old. A total of 1,830 firms are listed on the respective exchanges. Total market capitalization for these countries in 1996 was $290 billion, an average increase of 54% over 1995 levels.

   The South African market is the largest in Africa and has a capitalization of more than ten times that of all the other African markets combined. In 1997, the country's Johannesburg Stock Exchange fell by 6.8%, due largely to weakening commodity prices and a slowdown in the South African economy. The market decline extended into 1998 as the South African rand declined versus the world's major currencies.


   SPECIAL CONSIDERATIONS REGARDING CANADA

   Canada is a confederation of ten provinces with a parliamentary system of government. Canada is the world's second largest nation by landmass and is inhabited by 30.2 million people, most of whom are descendants of France, the United Kingdom and indigenous peoples. The country has a workforce of over 15 million people in various industries such as trade, manufacturing, mining, finance, construction and government. While the country has many institutions which closely parallel the United States, such as a transparent stock market and similar accounting practices, it differs from the United States in that it has an extensive social welfare system, much more akin to European welfare states.

   The confederated structures combined with recent financial pressure on the federal government have pushed provinces, Quebec in particular, to call for a revaluation of the legal and financial relationships between the federal government in Ottawa and the provinces. Recent referendums on Quebec sovereignty have been narrowly defeated and the issue appears far from resolved. However, in August of 1998, the country's Supreme Court decided that Quebec does not have the right to secede unilaterally, removing any immediate threat that Canada will break up. Nevertheless, the Canadian markets could continue to react to any periodic escalations of separatist calls.

   Canada is one of the richest nations in the world in terms of natural resources. The country is a major producer of such commodities as forest products, mining, metals, and agricultural products. Additionally, energy related products such as oil, gas, and hydroelectricity are important components of their economy. Accordingly, the Canadian stock market is strongly represented by basic material stocks, and movements in the supply and demand of industrial materials, agriculture, and energy, both domestically and internationally, can have a strong effect on market performance.

   The United States is Canada's largest trading partner and approximately 80% of Canadian merchandise traded in 1997 was with the United States. Automobiles and auto parts accounted for the largest export items followed by energy, mining and forest products. Canada is the largest energy supplier to the United States, while the United States is Canada's largest foreign investor. United States investment has been largely focused on financial, energy, metals and mining businesses. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities markets increasingly sensitive to U.S. economic and market events.

   For United States investors in Canadian markets, currency has become an important determinant of investment return. Since Canada let its dollar float in 1970, its value has been in a steady decline against its United States counterpart. While the decline has enabled Canada to stay competitive with its more efficient southern neighbor, which buys four-fifths of its exports, United States investors have seen their investment returns eroded by the impact of currency conversion.

   SPECIAL CONSIDERATIONS REGARDING EUROPE

   Europe can be divided into two distinct categories of market development: the developed economies of Western Europe and the transition economies of Eastern Europe.

   Any discussion of European national economies and securities markets must be made with an eye to the impact that the European Union
(EU) and European Economic Monetary Union (EMU) will have upon the future of these countries as well as the rest of the world. The scope and magnitude of these economic and political initiatives dwarfs anything attempted to date. If successful, the EU will change or erase many political, economic, cultural and market distinctions that define and differentiate each of the Continent's countries today. The third and final stage of the EMU was scheduled to be implemented on January 1, 1999.

   The EU consists of 15 countries of western Europe: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The six founding countries first formed an economic community in the 1950s to bring down trade barriers such as taxes and quotas, to eliminate technical restrictions such as special standards and regulations for foreigners, and to coordinate various industrial policies, such as those pertaining to agriculture. Since that time the group has admitted new members and, in time, may expand its membership to other nations such as those of Eastern Europe. The EU has as its goal, the creation of a single, unified market that would be, at over 370 million people, the largest in the developed world and through which goods, people and capital could move freely.

   A second component of the EU is the establishment of a single currency - the Euro, to replace each member country's domestic currencies. In preparation for the creation of the Euro, the Exchange Rate Mechanism (ERM) was established to keep the various national currencies at a pre-specified value relative to each other. The year 1997 is significant for membership in the EU as it is the initial reference year for evaluating debt levels and deficits within the criteria set forth by the Maastricht treaty. Specifically, the Maastricht criteria include, among other indicators, an inflation rate below 3.3%, a public debt below 60% of GDP, and a deficit of 3% or less of GDP. Failure to meet the Maastricht levels would disqualify any country from membership.

   On May 3, 1998 the European Council of Ministers formally announced the "first wave" of EMU participants. They are: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. On January 1, 1999, the Euro becomes a currency, while the bank notes used by EMU's eleven members remain legal tender. After a three year transition period, the Euro will begin circulating on January 1, 2002. Six months later, today's currencies will cease to exist.

   Many foreign and domestic businesses are establishing or increasing their presence in Europe in anticipation of the new unified single market. Clear, confident visions of a diverse, multi-industrial, unified market under a single currency have been the impetus for much of the recent corporate restructuring initiatives as well as for the increased mergers and acquisitions activity in the region. A successful EMU could prove to be an engine for sustained growth throughout Europe.

   While the securities markets view the introduction of the euro as inevitable, the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. For example, eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized and its cultures differ widely. Unemployment is historically high and could pose a political risk that one or more countries might exit the union placing the currency and banking system in jeopardy.

   For those countries in Western and Eastern Europe that will not be included in the first round of the EU implementation, the prospects for eventual membership serves as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively. At the same time, there could become an increasingly widening gap between rich and poor both within the aspiring countries and also those countries who are close to meeting membership criteria and those who are not. Realigning traditional alliances could result in altering trading relationships and potentially provoking divisive socio-economic splits.

   The economies of Eastern Europe are embarking on the transition from communism at different paces with appropriately different characteristics. The transition countries also display sharp contrasts in performance. Those that are most advanced in the transformation process are now reaping the rewards of comprehensive reform and stabilization policies pursued with determination over recent years. These include Poland, the Baltic countries, Croatia, the Czech Republic, Hungary, the Slovak Republic and Slovenia. Conversely, those that are less advanced in the transition are struggling with a number of policy challenges to strengthen their economies. Several countries have made good progress, and in Armenia, Azerbaijan, Georgia, Kazakhstan, and the Kyrgyz Republic, inflation has fallen considerably in recent years. Nevertheless, the East European markets are particularly vulnerable to weakness in the world's other emerging countries and are particularly sensitive to events in Russia. For example, in mid-1998 when economic and political turmoil forced the Russian government to devalue its currency and restructure its debt payments, the other markets in Eastern Europe suffered significant destabilization of which the extent and duration is still unknown.

       FRANCE.    France is a republic of over 58 million people in
the historic if not the geographic center of Western Europe. The Fifth French Republic, established in the early postwar period under Charles de Gaulle, provides for a strong Presidency which can appoint its own cabinet but must win approval of a parliamentary majority. The government was founded upon the French cultural values of liberty, brotherhood and egalitarianism. In France, this latter value often translates into a government burden of providing job security. The result is a large, vast bureaucracy in the public sector and strict employment and labor laws in the private sector. In addition, a significant portion of government economic policy revolves around regulating and protecting domestic industries, particularly farming and manufacturing. Finally, the French government frequently owns high majority or minority interests in large companies, particularly utility, transport and communications concerns. While privatization has been a popular movement in many other European countries, it has encountered a stalled stop-and-go cycle in France.

   The French economy is the world's fourth-largest Western industrialized economy, with a GDP of $1538 billion in 1996. The nation has substantial agricultural resources, a diversified modern industrial system, and a highly skilled labor force. France's economy boasts a sophisticated industrial manufacturing base, which includes not only high technology (information technology and telecommunications, vehicles, aircraft, computer equipment, etc.) but also a number of very large companies producing consumer goods. The country's industrial structure is unusual for an industrialized economy because the state still controls a large proportion of the heavy strategic goods industries as well as institutions such as banks and communications companies. The agricultural sector continues to be important; however, most farms are small by European standards and require massive government support. Exports are an economic strong point and the nation has enjoyed trade surpluses in recent years. Leading exports include chemicals, electronics and automotive and aircraft machinery, while imports are dominated by petroleum, industrial machinery and electronics. Their main trading partners are the United States, Japan, and other EU countries.

   The country is one of the largest consumers of nuclear energy, obtaining nearly 75% of its total electricity needs from reactors. While it has some small deposits of oil and gas, it remains heavily dependent on imports for most of its needs.

   In recent years, the country's economic growth has been hindered by a series of general strikes. The government's efforts to reduce spending to meet the Maastricht criteria have prompted strikes and unrest from France's powerful trade unions. In addition, striking workers have pushed their demands for a lower retirement age and a reduction in the workweek. With an unemployment rate above 12%, the country's labor markets are not functioning efficiently. France's pay-as-you-go pension program is an additional deterrent to economic growth as spending on pensions account for a tenth of GDP. While all parties agree that the system must be replaced, no agreement has been reached on an alternative.

   France went to the polls in May 1997 after a surprise decision to hold early elections by conservative President Jacques Chirac. Chirac's calculation was to capitalize on popular support before he was forced to undertake austere fiscal measures to meet the Maastricht criteria. Voters responded that they were more concerned about the country's high level of unemployment and Chirac's party lost enough seats in the parliament that the president must now share power for the remaining five years in office with a socialist-led government. This change could set back the previous government's pledges to continue its privatization initiatives, restrain spending, support the franc, and endure fiscal austerity. It also calls into question whether the French people have the will to adhere to the EMU convergence criteria over the next few years.

   The stock market in France has undergone both gradual and dramatic changes in recent years, keeping pace with global trends toward deregulation, privatization, and cross border activities, allowing Paris to maintain its position as the world's fourth-largest financial center. Until 1996, the Paris Bourse was the country's sole stock exchange, providing access to all listed French securities. Since then, foreign interest has been stimulated by the creation of new markets, such as the Nouveau Marche, for riskier, growth oriented, small corporations. While the listings of these combined markets are fairly diverse, financial companies account for approximately one-third of the total. The system underwent many regulatory changes in the late 1980s, taking steps toward combating insider trading and ensuring market transparency.

       GERMANY.    Germany is the largest economy in all of Europe and
is the third largest economy in the world behind the United States and Japan. The country occupies a central position in Western Europe with strong cultural and economic ties with the countries of Eastern Europe and borders on no less than six other Western European countries. The country's size, location and proven industrial ability have historically thrust it to the center of European economic life, a position it was able to re-attain in the wake of the post-war period. More recently, Germany has used this position as a platform to champion the cause of the European Union, and also to absorb and transform the devastated economy of its former communist eastern half.


   The German economy is heavily industrialized, with a strong emphasis on manufacturing. The manufacturing sector is driven by small and medium-sized companies, most of which are very efficient and dynamic. Germany, nevertheless, has many large industries and manufacturing is dominated by the production of motor vehicles, precision engineering, brewing, chemicals, pharmaceuticals and heavy metal products.

   The economy has benefited from a strong export performance throughout the decade. Exports, weighted heavily in the industrial machinery, autos and chemicals sectors, have provided the economy with positive trade balances. Exports are the main engine of GDP growth, highlighting Germany's dependence on the prosperity of its trading partners. Five out of its top six trading partners are fellow EU members (the sixth is the United States), while very low levels of trade are conducted with Asian and Latin American countries. Germany stands very well poised to supply the emerging markets of central Europe. It is already the largest European foreign investor in the Czech Republic and the largest trading partner for Poland and Hungary. Accordingly, any weakness in the emerging market economies might likely dampen demand for German goods, to the detriment of the German economy. As most of these emerging markets aspire to join the EU, it is possible that a larger EU could alter Germany's trading relationships due to new quotas, tax rates, exchange rates and other factors which will come with EU membership.

   The recent performance of the German economy must be evaluated within the context of the 1990 reunification of the eastern and western states. GDP growth dropped markedly during the early years of reunification. Industry in Eastern Germany is still catching up. Workers in Eastern Germany earn two-thirds of western wages but produce only half as much. In addition, one of the byproducts of assimilating East Germany into the state has been the need to restructure many of the government services to accommodate the new and substantially less affluent citizens. Significant tax and welfare reforms have yet to be undertaken, and pressure is mounting on the government to address these issues. Unemployment rates have begun to cause some discontent among German citizens whose culture generally places strong emphasis on a social compact. Any dissatisfaction could be expressed at the polls during the 1998 elections.

   Germany is faced with other significant economic challenges. Unemployment is currently above 12% as the country experiences its longest period of slow growth since the Second World War. The government's ability to deal with the problem is limited by its efforts to meet the stringent Maastricht criteria for convergence. There are also growing concerns about the exodus of German companies relocating abroad in order to avoid the country's high labor costs. In the longer run, Germany's government must alter the peculiar mix of capitalism, welfarism and consensus that sets the country apart. Those decisions will be politically sensitive - especially if they antagonize the powerful trade unions or the country's many family-run firms.

   Germany's stock market has enjoyed dramatic growth in volume as the main DAX index has soared over the past two years. Much of the market's strength has been attributed to the dollar's recovery and rising corporate earnings. In addition, a number of changes have occurred recently to support the share-buying explosion and to establish a German equity culture. A number of initial public offerings were launched as the government sought to divest itself of ownership in such businesses as the nation's telephone utility and post office businesses to ease budgetary pressures. The government also created a supervisory authority which has outlawed insider trading and established stiffer company reporting standards intended to further increase the appeal of Germany's stock market. Nevertheless, while there has been progress in broadening the investor base, shares remain overwhelmingly in the hands of institutions and companies.

   The German central bank is one of the world's strongest and most independent. Their high interest rates have contributed to a controlled growth of the stock market and a steadily decreasing inflation rate. Keeping the Deutsche Mark strong in leading up to EMU has been a priority for the bank. Nevertheless, exports have thrived despite the currency's strong position.
   A founding member of the EU and the most ardent proponent of EMU, Germany is seen as the primary player in Union economics and politics. Seeking to consolidate this position, recent government policy has put a strong emphasis on the maintenance of a strong currency and the achievement of the Maastricht criteria.

       NORDIC COUNTRIES.    Increasing economic globalization and the
expansion of the EU have forced the Nordic Countries to scale back their historically liberal welfare spending policies. While public spending has dropped from average levels, the cutbacks in social programs have sparked drops in domestic demand and increases in unemployment. Nevertheless, the Nordic economies are experiencing positive growth fueled largely by strong exports and low interest rates. The approaching EMU deadline is putting pressure on each nation to maintain their economies in line with requirements of the Maastricht treaty criteria and the fiscal and political issues remain central in political debates.

   Of the Nordic countries, Finland, Denmark and Sweden are all members of the EU. Only Norway has elected not to join. However, the decision likely will not isolate the Norwegian economy from those of its Nordic neighbors. The country maintains a "shadow membership" in the EU, by which it seeks to stay as closely informed as possible and to make its voice heard on the issues. This may ensure that it will become more closely aligned with the rest of Europe as time passes. One significant aspect of opting out of the EU is that the central bank is free to pursue its own agenda, such as setting inflation targets as opposed to exchange rate targets. Inflation patterns and currency stability could prove to be issues that may separate the policy decisions of Norway from the other Nordic countries.

   Politically, the countries of this region are historically known for their approach to policy making that emphasizes consensus. The most common type of government among the Nordic countries is dominated by long-standing, left-of-center parties which often align themselves with smaller centrist parties for majority support. The landscape, however, is so fractured that governing from a minority position is common. The absence of a clear majority party slows and sometimes arrests policy making. The strongest opposition comes from traditional European conservative parties, which have gained support in recent years with the decline of the welfare state and the need for the libertarian policies necessary to compete and integrate with free markets. None of the Nordic countries face any serious risk of any anti-democratic political change. However, in Sweden, the prospects of the present government will depend on its ability to create more jobs and to prepare the economy for EMU. A large minority of voters are also disappointed about the benefits which membership in the EU was expected to bring and have been increasingly voicing anti-EU sentiments. However, in May 1998, Finland was formally admitted in the "first wave" of the EMU.

   Industry in the region is heavily resource-oriented. Denmark's agricultural sector remains the backbone of the economy although other industries have been developing rapidly in recent years, with engineering, food processing, pharmaceuticals, brewing and shipbuilding gaining in importance. Finland's major industry is forestry which supplies a large paper and timber products sector. It also produces household goods and telecommunications equipment and has an extremely important heavy goods sector producing ships, cement, steel and machine tools. In Sweden, the manufacturing sector dominates the economy and includes major industries which range from motor vehicles to aerospace, chemicals, pharmaceuticals, timber, pulp and paper. Several of the country's export-oriented industries (in particular forestry, mining and steel) are suffering as the country's high wages squeeze them out of foreign markets. Norway's oil-driven economy has provided its citizens with one of the highest standards of living in the world. However, they must prepare for the time, due to arrive early in the next century, when their vast reserves run out. Reliance on exports concentrated in a few sectors tie these countries closely to one another.

   Economically, the Nordic countries are strong export economies that take advantage of their abundant natural resources. They are also very closely tied both to each other and to the rest of Europe. Most countries have witnessed low levels of positive growth in the last six years. Finland is the exception. As a significant portion of its trade is with Russia, Finland suffered in the early years of the collapse of the Soviet Union. However, in the past two years its economy has recorded some of the highest growth rates in Western Europe while having the lowest rate of inflation. Similarly, after five years of recession, the overall outlook for the Swedish economy is also vastly improved. A stringent package of spending cuts and tax increases has brought down the budget deficit to a level that is well within the EMU target. Exports are recovering as other parts of Europe are coming out of recession and its inflation is among the lowest in Western Europe. However, the one weak spot in both countries' economies is a persistently high unemployment rate. Finland's unemployment, at 17%, is the second highest in Europe after Spain, and Finland's rate represents only a marginal improvement over the previous year. Norway's oil driven economy is the envy of many and unemployment is just a little over five percent.

   A portion of the region's unemployment woes can be attributed to the cultural ethic which was advanced during the years of the welfare state. Subsequent cuts in public spending, particularly in those sectors that traditionally rely on large government spending, exacerbated the problem. Labor market reform will be a critical issue in these countries as public spending is cut back. Pensions and structural issues such as union regulations all need to be reformed, a task which brings both challenges and unpopularity to the government that accepts it. Not only will labor market reforms give governments a daunting challenge; they could also cause the public to regret their participation in the EMU. One positive point is that the countries boast very high standards of living, which create healthy and highly educated workforces.

   The stock markets in Scandinavia are of medium size, and frequently are strongly influenced by a small number of large multinational firms. For example, in Sweden thirty firms constituted 75% of the market's total capitalization and market turnover in 1997. Weighing heavily in the equity markets are the electronics, forest products, mining and manufacturing sectors. Market capitalization is highest in Sweden at $273 billion, while the others are between $74 and $94 billion. Sweden also leads in numbers of firms (261) listed. Other countries' listings range from 126 (Finland) to 249 (Denmark). Performance of Nordic country indexes tend to be skewed owing to the dominant weightings that a few large companies have in the index. For example, the market capitalization of Finnish telecommunications equipment manufacturer Nokia comprises about one-third of the total market capitalization of the Finnish exchange and has a substantial impact upon the performance of the companies in the HEX Index.

       UNITED KINGDOM.    The United Kingdom is the world's sixth
largest economy and is home to one of the oldest, most established, and most active stock markets. An island nation, it built an empire of strategically located trading posts such as Hong Kong and India. While today the empire is largely dissolved, trade remains a very key component of the U.K. economy. Strong domestic sectors are services, natural energy resources, and heavy industry, including steel, autos, and machinery. Imports generally emphasize food and manufacturing components. The United Kingdom's trading partners are predominately established market economies, such as the United States, Japan, and other member countries of the European Union. The United Kingdom, via the North Sea, also has substantial petroleum resources.

   The London Stock Exchange is comprised of six offices scattered throughout Great Britain and Northern Ireland. It lists over 2900 firms, and trades both foreign and domestic securities as well as securities issued by the British Government. A vast majority of the firms listed (80%) are from the United Kingdom. Total market capitalization in 1997 was over $5,440 billion. Such size prevents the stock market from being overly sensitive to the performance of individual firms.

   In 1997 the U.K. posted its sixth year of recovery with GDP growth of 3.5%, the third highest in the EU. The labor market also appears to have improved as pay settlements and wages remain under control despite the unemployment rate falling from 6.5% to 5% over the year. The strengthening economy prompted a sharp acceleration in consumer spending and, in response, the nation's Monetary Policy Committee was forced to raise base rates. The interest rate rise added fuel to an already robust sterling which rose 8.6% in 1997 after appreciating by 15.6% in 1996. This proved particularly damaging to the manufacturing sector and, although exports held up well during the year, there were early indications that a decline was underway. Inflation is low, making the country attractive for foreign investment. Investment is especially attractive to the United States, with which the United Kingdom shares many market similarities. Each country is the other's largest foreign investment partner.

   Under Conservative Party leadership in the early 1980s, the United Kingdom privatized many state-run utilities, such as British Gas and British Telecom. The success of these efforts is evidence both of the strong entrepreneurial spirit of British society and also a fundamental rejection of the welfare state policies that dominated the scene in the early post-war period. Even today, the Labour Party has shed much of its socialist economic platform, reflecting a strong break away from policies that continue to be popular in other European countries. Eager to attract foreign investment the new administration is not expected to undo any of the major reforms put in place by the Conservatives during their last 18 years in power. Some changes could include an increase in spending on social programs, a slowing of privatization, and an increase in corporate taxes. Tight monetary policy and interest rate hikes could be used to keep inflation below the government's self-imposed 2.5% ceiling. In addition, the government will probably wish to rebuild ties with the rest of the EU and has already taken steps to get the pound back into the European system by increasing the independence of the country's central bank.


   Nevertheless, there appears to be some nervousness among many investors who see the U.K. market lagging behind the continental European stock markets where they see more compelling prospects for economic growth. In addition, the manufacturing industry is suffering from the pound's lofty valuation and many fear that an economic slowdown could spread to the services sector.

   The political scene in London is largely shaped by positions regarding EMU. Pro Europe MPs in the Tory opposition leadership were marginalized after the 1997 election, further polarizing the positions of the two parties. Despite this expression of support, the United Kingdom continues to be overtly less enthusiastic about EMU than other countries in Europe and has not committed itself to immediately joining the new currency once it is established. While the new government has stated that it hopes to meet the Maastricht criteria, it is less a self-imposed pressure on the U.K. government than it is for other countries in the Union. Signing on to the EU Social Charter would neutralize the policies which have set the United Kingdom above other countries in attracting investment, such as wages and employment conditions.

   SPECIAL CONSIDERATIONS REGARDING ASIA

   Asia has undergone an impressive economic transformation in the past decade. Many developing economies, utilizing substantial foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As household incomes rose, middle classes increased, stimulating domestic consumption. In recent years, large projects in infrastructure and energy resource development have been undertaken, and have benefited from cheap labor, foreign investment, and a business friendly regulatory environment. During the course of development, democratic governments fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing, if inconsistent, pressure from western governments regarding human rights practices.

   Manufacturing exports declined significantly in 1997, due to drops in demand, increased competition, and strong performance of the U.S. dollar. This significant decline is particularly true of electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in U.S. dollars, while the majority of its imports are paid for in local currencies. A stable exchange rate between the U.S. dollar and Asian currencies is important to Asian trade balances.

   Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current-account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of Southeast Asia's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would choke off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of local currencies versus the U.S. dollar.

   The same kind of concerns that effected Thailand and other Southeast Asian countries subsequently spread to North Asia. To widely varying degrees, Taiwan, South Korea and Hong Kong all faced related currency and/or equity market declines. Due to continued weakness in the Japanese economy combined with the reliance of Asian economies on intra-Asian trade and capital flows, most of the region was mired in their worst recessions since World War II.

   Investors continue to face considerable risk in Asian markets as political, economic and currency turmoil has continued to undermine market valuations throughout the first half of 1998. Rising unemployment, food shortages and declining purchasing power could lead to social unrest and threaten the orderly functioning of government. Currency devaluations also increase pressure on both the consumers who must pay more for imported goods and on many businesses that must deal with the rising costs of raw materials. For U.S. investors, weakening local currencies erode their returns in these markets upon currency translation. Certainly, the resolve of the region's governments to adhere to International Monetary Fund-mandated benchmarks will be sorely tested, as their implementation could further exacerbate these pressures on the nation's populace and businesses. In addition, Japan's paralysis is fast becoming a problem for Asia. Worsening Japanese banking problems could lead to a contraction of credit for all of Asia and slow rehabilitation in the region. Similarly, a significant portion of both domestic and foreign investors have fled these markets in favor of safer havens outside of the region and will not likely return until they see more evidence that these problems are being effectively addressed. The scope and magnitude of the tasks that these countries face in resolving their problems could mean that investors will see a continuation of high market volatility over an extended period.

       JAPAN.    A country of 126 million with a labor force of 64
million people, Japan is renowned as the preeminent economic miracle of the post-war era. Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since the World War II into the world's second largest economy. An island nation with limited natural resources, Japan has developed a strong heavy industrial sector and is highly dependent on international trade. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices. With only 19% of its land suitable for cultivation, the agricultural industry is small and largely protected. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. Investment patterns generally mirror these trade relationships. Japan has over $100 billion of direct investment in the United States.

   The Tokyo Stock Exchange (TSE) is the largest of eight exchanges in Japan. The exchanges divide the market for domestic stocks into two sections, with larger companies assigned to the first section and newly listed or smaller companies assigned to the second. In 1997, 1,805 firms were listed on the TSE, 96% of which were domestic. Some believe that the TSE has a tendency to be strongly influenced by the performance of a small circle of large cap firms that dominate the market. The two key indexes are the Tokyo Stock Price Index (TOPIX) and the Nikkei. In 1997, TSE performance was disappointing, with the TOPIX down 28% for the year.

   Since Japan's bubble economy collapsed seven years ago, the nation has drifted between modest growth and recession. By mid-year 1998 the world's second largest economic power had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent proddings from the International Monetary Fund and the G-7 nations. Steps have been taken to institute deregulation and liberalization of protected areas of the economy, but the pace of change has been disappointedly slow.

   Unemployment levels, already at record rates when measured by the broader criteria used in many other countries, have been an area of increasing concern and a major cause of recent voter dissatisfaction with recent governments. However, the most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. Further steps toward complete financial liberalization are in the initial stages of implementation. Proposals under consideration could lower many barriers allowing foreign firms greater and cheaper access to funds, and the recent relaxation of restrictions on the insurance market also promise greater access to foreign companies. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs, a delicate task given the recent changes in Japanese politics.

   Recent political initiatives in Japan have fundamentally transformed Japanese political life, ushering in a new attitude which is strongly reverberating in the economy. The Japanese Parliament (the
Diet) had been consistently dominated by the Liberal Democratic Party
(LDP) since 1955. The LDP dynasty, recently fraught with scandal, corruption, accusations of maintaining a virtual monopoly, effectively ended in 1994 as a result of electoral reform measures that brought Diet seats to previously underrepresented areas. The first election under this new system was held in October 1996. While the LDP remained as the ruling party, it did so from a minority position. A key result of the electoral reforms has been a strengthening of ideas of opposition parties. Indeed, many of the LDP's recent reforms originated with the leaders of the opposition New Frontier Party. The LDP's ability to consistently produce bold innovations in a politically competitive environment is untested. The opposition parties suffer from structural and organizational weaknesses. Infighting and defections are common. This inexperience with a true multi-party system has caused the rise and fall of four coalition governments in recent years. Between the adjusting of the monolithic LDP to a more demanding and competitive system and the settling of the opposition parties, Japan's political environment remains unstable. The desire for electoral reform arose out of what many see as a basic change in Japanese public opinion in recent years. Faced with recurring scandal and corruption, Japanese society has come to demand more accountability from their leaders, more transparency in their institutions, and less interference from their intensely bureaucratic government. This attitude was reflected in the results of the recent election where candidates of the LDP party were heavily defeated in an election for the upper house of parliament and prime minister Hashimoto was forced to resign. The election results were considered to be a repudiation of the government's failure to come to grips with the country's economic decline, widening corruption scandals and a lack of any discernable progress in addressing the nation's banking problems.

   Nevertheless, sustaining reforms and recovery are not guaranteed. Drops in consumption, increased budget deficits, or halting deregulation could exacerbate the nation's economic woes. Furthermore, as a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. In addition, as the largest economy in a rapidly changing and often volatile region of the world, external events such as the Korean conflict could effect Japan. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of tremendous importance to Japan.


   Also of concern are Japan's trade and current-account surpluses. If they continue to grow, they could lead to an increase in trade friction between Japan and the United States. Additionally, with inflationary pressures largely absent and wholesale prices falling, Japan may be entering a period of deflation. A deflationary environment would both hit corporate profits and increase the debt burden of Japan's most highly leveraged companies.

       CHINA AND HONG KONG.    China is one of the world's last
remaining communist systems, and the only one that appears poised to endure due to its measured embrace of capitalist institutions. It is the world's most populous nation, with 1.22 billion people creating a workforce of 699 million people. Today's Chinese economy, roughly separated between the largely agricultural interior provinces and the more industrialized coastal and southern provinces, has its roots in the reforms of the recently deceased communist leader Deng Xiaoping. Originally an orthodox communist system, China undertook economic reforms in 1978 by providing broad autonomy to certain industries and establishing special economic zones (SEZs) to attract foreign investment (FDI). Attracted to low labor costs and favorable government policies, investment flowed from many sources, with Hong Kong, Taiwan, and the United States leading the way. Most of this investment has been concentrated in the southern provinces, establishing manufacturing facilities to process goods for re-export.


   The result has been a steadily high level of real GDP growth, averaging 11.35% per year so far this decade. With this growth has come a doubling of total consumption, a tripling of real incomes for many workers, and a reduction in the number of people living in absolute poverty from 270 to 100 million people. Today there is a market of more than 80 million people who are now able to afford middle class western goods.

   Such success has not come without negatives. As a communist system in transition, there still exist high levels of subsidies to state-owned enterprises (SOE) which are not productive. At the end of 1997, it was reported that close to half of the SOEs ran losses. In addition, the inefficiencies endemic to communist systems, with their parallel (thus redundant) political, economic and governmental policy bodies, contribute to high levels of inflation. Fighting inflation and attempting to cool runaway growth has forced the government to repeatedly implement periods of fiscal and monetary austerity. Periodic intervention seems to be their chosen method of guarding against overheating.

   Performance in 1997 reflects this dynamic between growth, inflation, and the government's attempts to control them. Growth slowed to 9.1%, largely as a result of a tightening of credits to SOEs. Policy was a mix between a loose monetary stance and some relatively austere fiscal positions. While growth was a priority, it came at the cost of double-digit inflation.

   China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December 1997, there were 51 companies with Class B shares on the two exchanges, for a total Class B market capitalization of $2.1 billion U.S. dollars. In 1997, all of China's stock market indices finished the year below the level at which they began it. These markets were buoyed by strong speculative buying in the year's second quarter. Market valuations peaked in September and were subsequently hit by a heavy sell off from October onwards.

   In Shanghai, all "B" shares are denominated in Chinese renminbi but all transactions in "B" shares must be settled in U.S. dollars. All distributions made on "B" shares are also payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Center. In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in renminbi but payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Center. There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the repayment of taxes imposed by China thereon.

   China's proven ability to nurture domestic consumption and expand export markets leads many to believe that the bulk of its growth has yet to be seen. Most sources, notably the World Bank, predict future growth levels through the year 2000 of over 7%. This auspicious indicator notwithstanding, there are a few special considerations regarding China's future. While this list is not all-inclusive, it does highlight some internal and external forces that have a strong influence on the country's future.

   To begin with the internal issues, one matter is that infrastructure bottlenecks could prove to be a problem, as most FDI has been concentrated in manufacturing and industry at the expense of badly needed transportation and power improvements. Secondly, as with all transition economies, the ability to develop and sustain a credible legal, regulatory, and tax system could influence the course of investments. Third, environmentalists warn of the current and looming problems regarding pollution and resource destruction, a common result of such industrial growth in developing economies which can't afford effective environmental protection. This is a particularly noteworthy issue, given the size of the country's agricultural sector. Lastly, given China's unique method of transition there exists the possibility that further economic liberalization could give rise to new social issues which have heretofore been effectively mitigated. One such issue is the possible dismantling of inefficient state-owned enterprises, something which is potentially socially explosive given the communist policy of providing social welfare through the firm. Exposing what many economists feel is a high level of open unemployment and widening the gap between the newly empowered business class and the disenfranchised could pressure the government to retreat on the road to reform and continue with massive state spending.

   Regarding external issues, China's position in the world economy and its relationship with the United States also have a strong influence on it's economic performance. The country has recently enjoyed an almost uninterrupted positive trade balance. As the largest country amidst the fastest growing region in the world, China and its multi-million person ethnic diaspora have a significant role to play in Asian growth. Should China ascend to become a member of the World Trade Organization (WTO), as it desires, such movements of capital and goods will become easier.

   Export growth in China has recently been subject to fluctuations caused by external political events, such as the U.S. elections and debates over human rights issues. U.S. policy (specifically most favored nation status) is frequently reconsidered by various elements of the U.S. government in reaction to a variety of issues, from nuclear proliferation to Tibetan rights. Significant changes in U.S. policy could impact China's growth, as close to 9% of their GDP is trade with the U.S. and the U.S. represents the third biggest investor in China.

   Perhaps the strongest influence on the Chinese economy is the policy that is set by the political leaders in Beijing and this is somewhat of an open question as the death of Deng has created a slight vacuum in Chinese political society. A large part of Deng's strength derived from a newly empowered business class endeared to him and it is unclear if any of his successors can harness this loyalty as effectively as he did. Sustained growth is one possible way to win over this constituency, leading many to believe that the future Chinese leadership will respect market forces at least as much as Deng did. Choosing between double digit growth and reduced inflation could continue to be a central economic question, with 1997 (Deng influenced) decisions pointing to an acceptance of lower, albeit still high, GDP growth.

   Another key political player is the Chinese army. With provocative situations occurring in Taiwan and the Korean peninsula, and with ever present pressure from internal democrats, the military is in a position of leverage regarding the shaping of the future political scene. Finally, there is the communist party, long seen as a loser amongst the beneficiaries of Deng's reforms. Many view the battle between the party and the middle class as a zero sum game and as the leadership settles, respective alliances and constituencies could determine how much the government pursues its growth strategy.

   As with almost all foreign investments, U.S. investors face the significant risk of currency devaluation by the Chinese government. Despite assurances from officials reemphasizing China's policy commitment to maintain the current exchange rate of the renminbi against the U.S. dollar, many observers believe that this policy will be soon tested as China monitors the effect of regional devaluations on exports. Government authorities feel that China has boosted its international reputation by refraining from devaluing the renminbi at a time when such a move could further destabilize the currencies of its neighbors. Nevertheless, Chinese authorities have recently hinted that a continued slide in the Japanese yen would make it very difficult for them to maintain their promise not to devalue. If efforts to prevent the slide in the yen fail, then China may be pushed into devaluing their currency. For U.S. investors, a devaluation would erode the investment returns on their investments.

   The last significant force in the Chinese economy is the acquisition on July 1, 1997 of Hong Kong as a Special Autonomous
Region (SAR). For the past 99 years as a British Colony, Hong Kong has established itself as the world's freest market and more recently as an economic gateway between China and the west.

   A tiny, 814 square mile area adjacent to the coast of southern China with a population of 6.3 million, Hong Kong has a long established history as a global trading center. Originally a manufacturing-based economy, most of these businesses have migrated to southern China. In their place has emerged a developed, mature service economy which currently accounts for approximately 80% of its Gross Domestic Product. Hong Kong trades over $400 billion in goods and services each year with countries throughout the world, notably China, Japan, and the U.S. Its leading exports are textiles and electronics while imports tend to revolve around foodstuffs and raw materials. Hong Kong's currency, the HK dollar, was pegged to the US dollar at HK7.7=$1 in 1983 and investors consider it to be a stable mechanism in enduring confidence lapses and speculator attacks. The operation of a currency board and accumulation of U.S. dollars in its monetary fund is partly responsible for this stability.

   The stock market (SEHK) listed 658 publicly traded companies by the end of 1997, with total capitalization at $413 billion U.S. dollars. A significant portion of SEHK firms are in real estate, and are sensitive to fluctuations in the property markets. 1997 was a tumultuous year for the Hong Kong stock market as a speculative attack on the Hong Kong dollar in October provoked a global sell-off in equities. Investors were shocked as the Hong Kong market, long regarded as a safe-haven, plunged 40% in October. The stock market's decline and the attack on the local currency sent interest rates soaring, precipitating an erosion in local property values. This in turn put additional pressure on the banking sector which is heavily geared to real estate. The Hong Kong market's dramatic downturn illustrates how vulnerable it is to the Asian region's economic problems. The structural problems besetting Hong Kong's neighbors in Southeast and Northeast Asia may not be quickly resolved. Exports to the Asian region may remain depressed as the process of economic reform in countries such as Thailand, Malaysia, Indonesia, Japan and South Korea will likely hold back economic growth in the area. Accordingly, Hong Kong and China will likely be more dependent upon demand from the U.S. and Europe for some time to come.

   As a trade center, Hong Kong's economy is very closely tied to that of its trading partners, particularly China and the United States. In the wake of Deng's reforms, Hong Kong and China have become increasingly interdependent economically. Currently, China is Hong Kong's largest trading partner. After Taiwan, Hong Kong is the largest foreign investor in China, accounting for about 60 percent of overall foreign direct investment. Hong Kong plays a particularly significant role as an intermediary in U.S.-China trade. In 1996, it handled 56% of China's exports to the U.S. and 49% of Chinese imports from the U.S.

   The critical question regarding the future of Hong Kong is how the Chinese leadership will exert its influence now that it has become a Special Autonomous Region (SAR). This new status is in accordance with pledges made at the Joint Declaration on the Question of Hong Kong made by the Chinese and British governments in 1984. Leading up to the hand over of the colony, the Chinese government has pledged to uphold the Basic Law of 1990 which states that Hong Kong's status as an unfettered financial center will remain intact for at least 50 years after 1997. Part of this status includes retaining the legal, financial and monetary systems (specifically the HK$/US$ peg) which guarantee economic freedom and foster market expansion.

   Many investors and citizens are closely monitoring Chinese actions in order to assess their actual commitment to these principles. Already there is evidence of a clear, if slow, current of political change coming from Beijing. Certain actions, such as the curbing of media freedoms, indicate that there is the possibility of significant interference from communist authorities. More significant was the clash between the U.K. and Chinese governments over China's abolition of the elected legislature and subsequent installation of governmental leaders in both the executive and the legislature who are directly appointed by Beijing. Mr. Tung Chee-hwa, appointed as the first Chief Executive of the SAR, has surrounded himself with like-minded Machiavellian figures who have strong ties to both market successes and Beijing leaders. They are portrayed as believing in the powers of capitalism and central authority, if not democracy, leading some to speculate that the SAR could develop into a South Korean style of corporatism which preserves the economic status quo without incorporating further political freedoms.

   In assessing the prospects for Hong Kong's future, it must be noted that China has a very strong interest in a prosperous SAR. Particularly if Beijing pursues a growth strategy as it has in the past, Hong Kong can be a key agent in China's economic policy. Desire for investment and new technologies necessary for modernization is a strong incentive to send positive signals through the treatment of Hong Kong. This is reinforced by the respect Hong Kong is due given its role in China's recent dynamic performance.

   To be sure, there are more adamant concerns over the effect of the acquisition. Many are skeptical of Beijing's ability to leave the currency alone. Some note the continuous drop in GDP as evidence that Hong Kong has yet to mature as a service economy and that the workforce hasn't fully adjusted to the switch out of manufacturing. Additionally, by tying Hong Kong so closely with China, it now must weather the ups and downs of Beijing's relationship with the U.S. Most Favored Nation Status now means just as much, if not more, to the SAR as it does to Beijing, with some asserting that revoking MFN could result in substantial losses in trade, income, and jobs.

   Hong Kong's competitive advantage has traditionally been a mix of geography, market freedoms and entrepreneurial spirit. The preservation of these advantages is now a function of the island's independence from Beijing. Today's investors will be vigilant in measuring how much of that independence is retained after July 1, 1997.

       AUSTRALIA.    Australia is a 3 million square mile continent
(about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system.

   The country has a western style capitalist economy with a workforce of 9.2 million people that is concentrated in services, mining, and agriculture. Australia's large agricultural sector specializes in wheat and sheep rearing and together, these two activities account for more than half of the country's export revenues. Australia also possesses abundant natural resources such as bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. The health of the country's domestic economy is particularly sensitive to movements in the world prices of these commodities. Primary trading partners are the United States, Japan, South Korea, New Zealand, the United Kingdom and Germany. Imports revolve around machinery and high technology equipment.

   Historically, Australia's strong points were its agricultural and mining sectors. While this is still true to a large extent, the government managed to boost its manufacturing sector by undertaking protective measures in the 1970's and early 1980's. These have subsequently been liberalized in an effort to spur growth in the industrial sector. Today's economy is more diverse, as manufacturers' share of total exports is increasing. Part of the government's effort to make manufacturing more competitive was a floating of the Australian dollar in 1984, precipitating an initial depreciation, and a campaign to reduce taxes. Such reforms have attracted foreign investment, particularly in the transport and manufacturing sectors. Restrictions do exist on investment in certain areas as media, mining and some real estate.

   With inflation well under control but unemployment stubbornly high and signs of cyclical slack in the economy, Australia's monetary policy is focused on preserving the low inflation environment while keeping monetary conditions conducive to stronger economic growth. The government has set a goal of achieving a government budget surplus in fiscal year 1998/1999.

   Australia is fully integrated into the world economy, participating in GATT and also more regional trade associations such as the Asia and the Pacific Economic Cooperation (APEC) forum. Future growth could result from their movement towards regional economic liberalization, but a countervailing force is the reality that some export markets in Europe could be lost to continued European economic integration.

   After suffering a significant recession in 1990-91, the Australian economy has enjoyed six years of expansion. The medium-term outlook appears favorable, with domestic spending supported by low interest rates, improving consumer confidence and a strengthening labor market. GDP growth has increased steadily throughout 1997. However, weakness in commodity prices, particularly metal prices, coupled with an increase in the nation's current account deficit have placed significant pressure on the Australian dollar.

   Investors should be aware that, while Australia's prospects for strong economic growth appear favorable over the long-term, many sectors currently face significant risks arising from the recent turbulence in Asian countries, which account altogether for almost 60 percent of Australia's exports. While projections already embody a more subdued outlook for growth in these countries, there is a risk of this outlook deteriorating further, especially in Japan and Korea.

   Due to the large position that the agriculture and natural resource sectors have in the nation's export driven economy, any weakness in commodity prices may negatively impact both the economy and stock prices. In addition, United States investors face the risk that their investment returns from investments in Australia could be eroded if the Australian currency declines relative to the United States dollar.

       INDONESIA.    Indonesia is a country that encompasses over
17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. Deregulation policies, diversification of strong domestic sectors, and investment in infrastructure projects have all contributed to high levels of growth since the late 1980's. Indonesia's economy grew at 7.1% in 1996, the exact average of its performance for the current decade. Growth in the 1990's had been fairly steady, hovering between 6.5-7.5% for the most part, peaking at 8.1% in 1995. Moderate growth in investment, including public investment, and also in import growth, helped to slowdown GDP growth. Growth has been accompanied by moderately high levels of inflation.

   In recent years, Indonesia had been undergoing a diversification of the core of its economy. No longer strictly revolving around oil and textiles, it is now gaining strength in high technology manufactures, such as electronics. Indonesia consistently runs a positive trade balance. Strong export performers are oil, gas, and textiles and apparel. Oil, once responsible for 80% of export revenues, now accounts for only 25%, an indication of how far other (mostly manufacturing and apparel) sectors have developed. Main imports are raw materials and capital goods.

   However, as with many of its Asian neighbors, Indonesia's bright prospects came to a sudden halt in August of 1997 when the plunging Thai baht began to destabilize the rupiah. By mid-year 1998 the local currency had fallen more than 80% against the dollar, and hugely increased the cost of servicing foreign debts; a collapse of the real economy, and a growing number of bad loans. Various central bank initiatives, including a doubling of interest rates, failed to halt the currency's depreciation. The nation's banks, unable to service their extensive short-term borrowings, were suddenly in danger of collapse. Of more than 200 local banks, a mere handful were estimated to be solvent at mid-year 1998.

   The social effects of this decline have been devastating. By the end of 1998 the government expects 47% of the population to be living below the poverty line and unemployment is expected to surpass 20% of the workforce. This has led to an increase in social tensions and food riots and large-scale strikes have broken out sporadically. Rioting and attacks upon the country's business-oriented ethnic Chinese population have prompted as many as 80,000 to flee the country. Rising popular opposition forced President Suharto to resign less than three months after being appointed to his seventh consecutive five-year term and was replaced by his vice-president, B. J. Habibie. The political upheaval and resulting uncertainty has resulted in the further erosion in public confidence at home and abroad.

   The breakdown in public confidence in the Indonesian economy will likely be difficult to reverse, and will prolong the period of recovery. Resumption of lending by multilateral institutions under a rescue package drawn up by the International Monetary Fund (IMF) may speed up the process of restoring the faith in the government's efforts to shore up the banking system. Nevertheless, even if the two critical outstanding issues of restructuring the corporate sector's external debt and shoring up the banking sector can be resolved this year, the economy will remain weak in 1999 and recover only slowly in the following years.

   The Indonesian stock market plunged to record lows in 1997 under the combined impact of the country's economic implosion, political uncertainty and social unrest. The market's retreat continued into mid-1998 as domestic and foreign investors fled the market for safer havens overseas. While many investors believe that the market's steep decline has brought valuations of a number of Indonesian companies to very attractive levels, there remains considerable risk particularly for foreign investors. As with most foreign investments, United States investors could see their investment returns eroded if the Indonesian currency declines in value relative to the U.S. dollar. Secondly, any escalation of rioting and other forms of social unrest could be a major obstacle in the path of economic recovery. Thirdly, many question the will of the Indonesian government and its people to accept the conditions of economic reform as mandated by the IMF. Fourth, the Indonesian economy, currency and securities markets are extremely sensitive to events that take place within the Asian region and their fortunes are somewhat dependent upon how well other Asian nations resolve their own economic and currency problems.

       MALAYSIA.    1997 saw Malaysia's GDP growth slow to 7.4%, down
from over 8.2% in 1996 and 9.5% in 1995. Inflation has been kept relatively low at 3.8%. Performance in 1996 avoided the economy's potential overheating as export growth, investment, and consumption all slowed. A large part of Malaysia's recent growth is due to its manufacturing industries, particularly electronics and semiconductors. This has led to an increased reliance on imports; thus the economy is sensitive to shifts in foreign production and demand. This is particularly true regarding its main trading partners: the United States, Japan, and Singapore. Such shifts were partly responsible for the slowdown in 1997. In addition, monetary policies to stem the threat of overheating were evident, but the country still needs massive public and private investment to finance several large infrastructure projects. Government industrial policy seeks investment to create more value added high technology manufacturing and service sectors in order to decrease the emphasis on low skilled manufacturing. Already U.S. investors have invested over $9 billion, and most of this is in electronics and energy projects.

   However, like its Asian neighbors, Malaysia has stumbled in its dash to become a developed nation by 2020. The grandiose ambitions of Malaysian Prime Minister Mahathir Mohamad have been set back by its worst-ever currency crisis, which also brought a sharp fall in the country's stock market. An overheated property market, a growing current-account deficit and a highly leveraged economy, precipitated much of the country's problems. Following the sharp decline of Thailand's currency, the Malaysian ringgit came under severe pressure. The Malaysian central bank attempted to defend the currency and the resulting spikes in interbank rates marked the start of a period of escalating interest rates. Once the central bank ceased using foreign exchange reserves to slow the ringgit's depreciation in the region-wide currency slide, the Malaysian currency quickly weakened versus the United States dollar and by year end had declined by 35%.


   By mid-year 1998, the outlook for the Malaysian economy remained bleak as economists predicted that the economy would shrink by at least 5 percent this year, the first contraction in 13 years. The likelihood that Malaysia will be forced to seek IMF assistance is increasing. Although Malaysia does not have the high level of foreign debt that has overwhelmed its Asian neighbors, domestic lending, at 170 percent of GDP, was the highest in Southeast Asia when the currency crisis struck. The nation's banks are now faced with a growing number of unpaid loans as more businesses are struggling to stay afloat in the sagging economic environment.

   Adding to the bleak outlook is the government's seemingly confused and erratic response to the nation's serious economic and currency crisis. The Prime Minister is increasingly at odds with the finance minister on what policies the country has to institute to remedy the country's serious problems. Prime Minister Mahathir has abandoned the tight money, financially conservative recovery policy endorsed by the IMF and has placed the blame for the nation's troubles on foreign currency and stock market speculators. The move risks triggering another round of currency devaluations, inflation and, in the long run, economic collapse.

   Investors should be aware that investing in Malaysia currently entails a number of potential risks, not the least of which is the increasingly erratic economic policies of the Malaysian government that are counter to the advice of the IMF and many of the developed nations. In addition, the government appears to be escalating its hostile attitude toward foreign investors. In September of 1998 Malaysian authorities imposed new restrictions on the foreign exchange and securities markets. Included were limitations in repatriating the investment proceeds of foreign investors.

   While the Malaysian population has been relatively passive during the first year of the economic meltdown, there could be mounting social unrest if the crisis is prolonged. Should the country finally adopt IMF remedies the Malaysian people may be reluctant to accept the additional sacrifices that they will be called upon to endure. This could seriously undermine the recovery of Malaysia's economy as well as its currency and stock market. An increasingly hostile government towards foreign investors could also lead to additional curbs on the free access to their funds. As with other Asian markets, currency risk remains substantial.

       SINGAPORE.    Since achieving independence from the British in
1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.

   The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. They produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the United States.

   The economic situation in Singapore registered a passable year in 1996 but weakened in early 1997, dragged down by the downturn in the global electronics industry. However, it ended the year on a firmer footing as real GDP growth rose from 4.1% in the first quarter to 7% by the fourth quarter. Inflation remained low and the current account balance maintained its large surplus. Property values have declined recently, impacted by continuing oversupply.

   Although Singapore boasts one of the strongest economies in Asia, investors in that market face a number of possible risks. Chief among these is that the country is not immune to the region's economic troubles, as Singapore's neighbors account for nearly one-quarter of its trade. Any prolonged regional economic downturn could slow its growth. In addition, analysts believe that there is considerable downside risk in the current Singapore dollar exchange rate and any decline in the Singapore currency versus the U.S. dollar could erode the investment return of United States investors in that market. Lastly, manufacturing, a major pillar of Singapore's economy, is unlikely to sustain growth into 1998 as recent indications point to continued excess capacity in the computer electronics industry.

       SOUTH KOREA.    South Korea has been one of the more
spectacular economic stories of the post-war period. Coming out of a civil war in the mid-1950's, the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the United States and other countries. Exports of labor intensive products such as textiles initially drove the economy and were eventually replaced by heavy industries such as automobiles.

   Hostile relations with North Korea dictate large expenditures on the military and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.

   Since 1991, GDP growth has fluctuated widely between 5% and 9%, settling down at 5.6% last year. Currently the labor market is in need of restructuring, and its rigidity has hurt performance. Relations between labor and the large conglomerates, or Chaebols, could prove to be a significant influence on future growth. Inflation in the same period has been consistently dropping, save a brief rise in 1994 and finished the year at 4.5%. The country consistently runs trade deficits, and the current account deficit widened sharply in 1996, more than doubling to $19.3 billion. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals.

   The stock market (Korea Stock Exchange) is currently undergoing liberalization to include more foreign participation, which was only first allowed in 1992, but the bond market remains off limits until 1999. Foreign ownership has since been increased to 55% for all listed stocks except three. The foreign ownership liberalization is in response to the KSE 1996 performance, which was down 18%. The number of listed companies totaled 726 in 1997, a decline of 34 from the previous year, while the market's capitalization plummeted 70 percent from its 1996 level.

   Over the calendar year 1997, the Korean stock market extended its two-year decline plunging by 42% to its lowest year-end level since 1986. The collapse came as a direct result of the Asian region's currency crisis and the failure of several Korean conglomerates. In the summer of 1997 the South Korean won hit record lows against the U.S. dollar as a series of nationwide labor strikes aggravated the already escalating trade deficit. Despite aggressive official intervention to support the local currency, the won had fallen from 860 to 914 to the U.S. dollar by year-end.

   The Korean market poses risks for current and prospective investors. The Korean government will need to maintain public support to implement the radical and difficult restructuring of the economy demanded by the IMF under a $58 million loan package. This opposition could come from the country's major conglomerates that have yet to institute necessary restructuring initiatives, and from workers protesting against rising unemployment.

   In addition, relations with its long-standing enemy, North Korea have been worsening as widespread famine could prompt another attack on its southern neighbor to divert the attention of its people from their suffering. More importantly, South Korea's heavy reliance on exporting to the Asian region holds its economy hostage to the economic fortunes of its neighbors.

       THAILAND.    The Thai economy has witnessed a fundamental
transition in recent years. Traditionally it was a strong producer of textiles, minerals and agricultural products, but more recently it has tried to build high technology export industries. This proved particularly fortuitous in the mid 1990s when flooding wiped out much of their traditional exports, but the newer industries remained strong, keeping the growth rate above 8%. (This level had been achieved through the 1990s, giving the economy a name as one of the fastest growing in the region.) Successive governments have also taken steps toward reducing the influence of central planning, opening its market to foreigners and abandoning five-year plans. This restructuring is still underway, and the change can cause difficulty at times.

   The political situation in Thailand is tenuous. Democracy has a short history in the country, and power is alternatively obtained by the military, a non-elected bureaucratic elite, and democratically elected officials. The frequent transfers of power have generally gone without divisive, bloody conflicts, but there are bitter differences between the military and the political parties. Free elections in 1992 and again in 1995 have produced non-military democratic leaders from different parties, a healthy sign of party competition. More recently, the dramatic downturn in the economy generated demands from all sectors of society for the resignation of Prime Minister Chavalit. The worsening economic situation threatened social stability of the nation and the Prime Minister resigned after barely one year in power.

   In 1997 GDP contracted by approximately 0.3%, compared with 7.2% growth in 1996 and 8.6% in 1995. The 1997 current account deficit was 1.9% of GDP as against 7.9% in 1996. Inflation was 5.6%, however, the government has projected a 16.2% rate for 1998. One cause for Thailand's economic downturn was a decline in export growth as its manufacturing industry faces stiff competition from low priced competitors and its agriculture has suffered a severe drop in production. In 1996, Thailand's currency, the baht, was linked to a U.S. dollar dominated basket, and monetary policy had remained tight to keep that link strong and avoid inflationary pressures.

   The situation changed in early 1997, however, with the revelation of many bad bank loans and a bubbling of property prices due to over-investment. Many companies, faced with slowing exports, stopped servicing their debts. Many other firms have stayed alive only with infusions of public cash, and the government has been slow to let many property laden financial firms fail. The stock market has reacted strongly, dropping to new lows for the decade. Reluctant to float the baht, indeed promising that it wouldn't, the government relented in early July hoping to revive export and stock market growth. The subsequent devaluation (approximately 20% against the dollar in the first month) led to the need for a $16 billion loan coordinated by the IMF to shore up foreign reserves. Most of the loan came from neighboring countries led by Japan, indicating their desire to both protect their own investments in Thailand, and also mitigate the effect of the devaluation on their home currencies.

   The total impact of the entire situation is negative, particularly on inflation, unemployment and foreign debt. Significant turnover and a major gamble on the currency has put the government in a precarious position, especially given the fact that it is a six party coalition. Dissatisfaction amongst the military, always a political factor, is high.

   The new Thai government has produced mixed results in their efforts to remedy the country's serious economic woes. Crucial to Thailand's recovery are both the outcome of newly instituted economic and banking reforms and the outlook for both China's and Malaysia's economies. Looking forward, currency risk remains high and the baht will likely be highly vulnerable to regional contagion.

       INDIA.   India is the second most populous and seventh largest
country in the world. Although the country occupies only 2.4% of the world's land area, it supports over 15% of the world's population. Only China has a larger population. The Indian government is classified as a federation, or union, and is, under its constitution a "sovereign, socialist, secular, democratic republic" composed of 25 states and 7 union territories. Like the United States, it has a federal form of government. However, the central government in India has greater power in relation to its states, and is patterned after the British parliamentary system.

    India's population was estimated at 952 million in 1997 and has been projected to double by the year 2028. Religion, caste, and language are major determinants of social and political organization. Although 83% of the people are Hindu, India also is the home of more than 120 million Muslims - one of the world's largest Muslim populations. Despite economic modernization and laws countering discrimination against the lower end of the class structure, the caste system remains an important factor in Indian society.

    India has the world's fifth largest economy in terms of purchasing power parity. About 62% of the population depends directly on agriculture. Industry and services sectors are growing in importance and account for 29% and 42% of GDP, respectively, while agriculture contributes about 29%. More than 35% of the population lives below the poverty line, but a large and growing middle class of 150 - 200 million has disposable income for consumer goods. In the industrial sector, India now manufactures a variety of finished products for domestic use and export.

    India gained independence in 1947 after two centuries of British colonial rule. Economic policies in the first four decades of independence were driven by its leaders' deep distrust of foreign economic interests and admiration for the Soviet model of centrally planned industrialization. Accordingly, the country has followed a policy regime that has been characterized by extreme protectionism and public sector dominance in strategic sectors. Nevertheless, India has developed a large and diversified private sector, and agriculture has remained almost entirely in private hands.

    India's treatment of foreign investment has been alternatively encouraging, ambivalent or difficult, depending on the industry sector involved. Most industries are open to limited investment by multinational companies while others are closed to foreign investors. Sectors closed to foreign investment currently number five: mineral oils; railway transport; war ships and the military-related areas of aircraft; atomic energy; and associated minerals. Although recent measures have liberalized the investment limits on a number of major industries, several political parties, deeply hostile to foreign investment, have made these issues the subject of pre-election rhetoric.

    India has a large and active stock market which ranks twentieth globally in market value. There are 23 recognized stock exchanges in India. The BSE is the premier exchange; accounting for more than one-third of trading volume, over 70% of listed capital and over 90% of market capitalization. As of the end of 1997 there were 5,842 listed companies on the BSE with a total market value of US$128.27 billion.

    Relations between India and its neighbors have been fraught with difficulties. India disputes Pakistan's claims to part of Kashmir, and repeated attempts at mediation have not resolved this conflict. The dispute has triggered wars between the two countries in 1947, 1965 and 1971. More recently, India's nuclear tests prompted Pakistan to reply in kind, despite Western efforts to dissuade it. Economic sanctions imposed by the U.S. and other industrialized countries following the nuclear tests in May of 1998 have not been without consequences. While their short-term, direct effect on the economy has been relatively modest, the indirect and medium-term consequences of sanctions could become more serious. Relations with Nepal, with Bhutan and with China are marred by China's two territorial claims in the nation's east and north. Historical suspicions remain following the 1962 border war between India and China and the two countries have continued to work towards expanding their political and economic influence in the South Asian region.

    While India presents many attractions for U.S. investors, there are a number of factors that could pose considerable risk to those investing in this market: Contemporary politics have become increasingly unpredictable since the resounding defeat of Congress in 1996 after decades at the helm. The alignment of political forces has become increasingly erratic among factions, parties and interest groups. Some factions within the current administration have been hostile to foreign investment and could impose measures that would be detrimental to the interests and rights of these investors.

    India's foreign relations in the region remain fragile and the possibility of increased tensions or open warfare is an ever-present danger to the stability of the market. In addition, the monetary cost of economic sanctions resulting from recent nuclear tests could substantially impact economic growth and corporate profits. Sanctions affect India in several ways. Crucially, there will be a deferment or loss of direct aid and concessional loans, from multilateral agencies (notably the World Bank) and bilateral donors (the U.S., Japan and Canada, among others). The loss of export credit and guarantees, notably from the US Export-Import Bank could delay and increase the cost of large infrastructure and foreign investment projects. This, in turn, could have a negative impact upon creditor and investor confidence in the Indian market.

   Relative to the more mature markets of the world, the level of corporate disclosure in India is very low and companies are generally less disposed to act in the best interests of their shareholders. Accordingly, investors face a much more difficult task in ascertaining the true investment worth of a particular stock.

   As with most other emerging markets, the Indian market has been negatively impacted by recent economic and currency turmoil in the world's less developed regions and is likely to be similarly impacted in any future weakness. Currency fluctuation is an additional risk to U.S. investors as any weakening in the value of the Indian rupee versus the U.S. dollar could erode the value of their investments upon currency translation.

        TAIWAN.   Taiwan is one of the most densely populated
countries in the world, with a population of over 20 million, or 1,504 persons per square mile. Most Taiwanese are descendants of immigrants who came from China's Fukien and Kwantung provinces over 100 years ago. Mandarin is the official language while English is taught to all students as their first foreign language, beginning in the seventh grade.

    Although settled by Chinese in the seventeenth century, Taiwan (also called Formosa) was ruled by Japan from 1895-1945 and subsequently reverted to Chinese administration at the end of World War II. In 1949, nationalist leader Chiang Kai-shek took control of the island after fleeing mainland China with two million supporters, following his defeat at the hands of the communists. Since that time, Taiwan has been governed by the right-wing Kuomintang (KMT) which was founded by Chiang Kai-shek. In 1996 the island held its first popular presidential elections in which the KMT retained its control.

   Both the Taipei and Beijing governments consider Taiwan an integral part of China. The KMT has vowed to reconquer the mainland while The People's Republic of China has urged Taiwan to accept a peaceful reunification with the mainland. China has proposed that they regain sovereignty over Taiwan on the basis of a "`one country - two systems'" arrangement similar to that of the recent reunification of Hong Kong. Nevertheless, China has periodically threatened to annex Taiwan through military action.

    Under the KMT government, Taiwan achieved a remarkable record of economic growth with the assistance of massive U.S. aid in the early years of the post war period. Today, Taiwan has one of the world's strongest economies and is among the ten leading capital exporters. Between 1980 and 1990 real GDP expanded at an average annual rate of 7.9%. During 1990-95 an annual GDP growth rate of 6.6% was recorded. In 1996, compared with the previous year, GDP increased by 5.7% in real terms, while it was anticipated that growth would exceed 6.0% in 1997 and 1998. Between 1960 and 1973 the island's exports rose 20 fold and real GDP increased 3.3 times. Even more remarkable, as the shift of millions of people from villages to cities took place, was the high level of employment. Between 1964 and 1995 the unemployment rate rarely exceeded 2% of the work force in any year.

    Prior to 1967 foreign sources played a large role in financing capital formation expansion, but thereafter domestic savings financed the entire growth of net capital formation. By 1986 the ratio of national gross savings to GDP had reached 38.5%. Thereafter the ratio declined, standing at 26.0% in 1996. The expansion of foreign trade was the major reason for Taiwan's rapid capital growth. Much of the growth in exports could be attributed to the competitiveness of its exports in price and quality in world markets.

    Since the mid-1990s the island's traditional reliance upon light industry has gradually given way to high technology activities, as emphasis shifted from labor-intensive to capital-intensive production. The electrical and electronic machinery sector continued to show particularly strong growth in the 1990s as did the chemical sector. Taiwan also has eleven vehicle manufacturers, all of which have contracted joint ventures with foreign companies. By the mid-1990s Taiwan had become one of the world's largest producers of personal computers and semiconductors.

    Taiwan has a large and active stock market ranking twelfth by market value among the world's markets. The TSE in Taipei is the only official stock exchange in Taiwan, although there is also a small OTC market. At the end of 1997 there were 404 companies listed on the TSE with a market capitalization of US$288.1 billion. The market is dominated by individual investors, who account for 90.7% of total turnover in listed shares. Many local institutions, such as banks, insurance companies or pension funds, are prohibited or restricted from investing in listed shares. Foreign individuals and institutional investors meeting certain criteria have been able to invest in the market directly since 1990 but are subject to certain limits. Foreign involvement in the market through qualified foreign institutional investors and mutual funds is small but growing.

    Investing in Taiwan entails special risks as well as those risks that are common to other emerging markets. Taiwan's relations with The People's Republic of China remain fragile. The conflict between the entrenched nationalization of China and the nascent nationalism of Taiwan persists and armed conflict between the two nations remains a possibility. Beijing continues its policy of attempting to isolate Taiwan and could use its growing economic power and political influence to interfere with the nation's trade with the rest of the world's economies.

    In addition, the Taiwan market has been one of the most volatile in Asia over the past decade. The country did not escape the effects of the Asian economic and currency crises in 1997 and 1998 and could continue to be negatively impacted by an extension of the current regional turmoil. The nation's heavy dependence upon trade and manufacturing partnerships with foreign companies also leaves it particularly vulnerable to downturns in the global economies. Currency fluctuation is an additional risk to U. S. investors as any weakening in the value of the local currency versus the U.S. dollar could erode the value of their investments upon currency conversion.

        THE PHILIPPINES.   The Philippines is a developing democratic
republic. After 300 years of Spanish rule, the United States acquired the Philippines from Spain in 1898 and ruled for 48 years. The country subsequently gained its independence from the United States in 1946. The nation, as provided by the 1987 Constitution, is a democratic republican state with a presidential form of government. However, since its independence, the government has been periodically roiled by military coups, martial law and political assassinations.

    The Filipino population consists of approximately 70 million people, primarily of Indo-Malay, Chinese and Spanish descent. Thirteen percent of the population lives within the Metro Manila area. Most Filipinos are bilingual, with English as the basic language in business, government, schools, and everyday communication. While there are 87 languages spoken throughout the Philippines, the official language is Pilipino, which is spoken mainly in the Metro Manila area and widely used in the mass media.

    The Philippine economy is basically agricultural if food-processing manufacture is included. Agriculture (including forestry and fishing) contributed 21.5% of GDP in 1996, and engaged 39.8% of the employed labor force, while industry (including mining, manufacturing, construction and power) contributed 31.9% of GDP and engaged 16.5% of the employed labor force.

    Manufacturing accounted for 22.6% of GDP in 1996 and engaged 9.8% of the labor force. The principal branches of manufacturing are food products, petroleum refineries, electrical machinery, chemical products, beverages, metals and textiles.

    The services sector contributed 46.6% of GDP in 1996, and engaged 43.7% of the employed labor force. Remittances from Filipino workers abroad constituted the Government's principal source of foreign exchange, while tourism remains a significant sector of the economy.

    In 1995 the Philippines recorded a trade deficit and a deficit on the current account of the balance of payments. The principal source of imports was Japan, which accounted for 22.1% of the total. Other significant suppliers were the United States, Saudi Arabia, Singapore, the Republic of Korea and Taiwan. The United States was the principal market for exports (35.8%), while other purchasers were Japan, Singapore and the United Kingdom.

    Under the regime of General Fidel Ramos, installed in 1992, the economic performance of the Philippines improved dramatically, owing to extensive structural reforms, including the dismantling of protectionist legislation and the liberalization of trade, foreign investment and foreign exchange controls. However, economic growth was adversely affected by the regional financial crisis in 1997. The effective devaluation of the peso in July caused a collapse of the stock market and led to rising inflation and the depletion of foreign exchange reserves. The absence of large foreign investment inflows, which had previously contributed to an overall surplus on the balance of payments despite a recurrent account deficit, resulted in an overall deficit in 1997.

    The Philippine stock exchange (PSE) is the country's only exchange and ranks thirty-sixth in total market capitalization among the world's markets. The total number of companies listed on the exchange was 221 in 1997. Individual domestic investors are the majority participants while foreign investment is dominated by the Taiwanese, who are closely followed by the Japanese and Hong Kong Chinese. Foreign investors are generally allowed to acquire 100% of the equity of a Philippine listed company, although there are businesses where foreign ownership is restricted by law.

    Foreign investors face special risks when investing in the Philippines. The country's economy and stock market have historically been highly sensitive to changes in the Asian region's economies and this has been amply demonstrated in recent years. After posting dramatic gains in the four years preceding Asia's financial crisis in mid-1997, the Philippine stock market plummeted in response to the spreading economic, political turmoil in Southeast Asia and Japan. The market's weakness was further exacerbated as foreign investors pulled out of the market in large numbers.

    Weakening conditions in neighboring countries has also negatively impacted the Philippine peso. Plummeting currencies in Thailand, Indonesia, Singapore and Malaysia sent the Philippine peso into a steady decline. Over the 1997 calendar year, the value of the peso fell by 52 percent versus the U.S. dollar.

   For U.S. investors, currency fluctuation presents an additional risk to investing in the Philippines as a weakening peso can erode the investment returns on their investments in that country.

    Because the Philippines is highly dependent upon the United
States, Japan and the Southeast Asian countries as the primary purchasers of its exports, its economy is particularly sensitive to changes in the economic fortunes of these nations.

    Although the Philippine political climate appears to have improved over the past few years, investors should be aware that the country has periodically been subjected to military coups, martial law, and widespread political corruption since it gained independence. Several past administrations have instituted policies that have also been detrimental to the domestic economy and the rights of its citizens. Cronyism and corruption have also been rampant in both government and the business community to the detriment of the interests of corporate shareholders.

        PAKISTAN.   The Islamic Republic of Pakistan was founded in
1947, when the British partitioned the South Asian subcontinent into two states: India and Pakistan. (East Pakistan broke away to become Bangladesh in 1971). The Pakistan constitution of 1973, amended substantially in 1985, provides for a President (Chief of State) who is elected by an electoral college consisting of both houses of the federal parliament and members of the four provincial legislatures. The National Assembly in a special session elects a Prime Minister. Following the election, the President invites the Prime Minister to create a government. The constitution permits a vote of "no confidence" against the Prime Minister by a majority of the National Assembly. In practice, the army has a strong voice in the decision-making process and few Presidents have been able to oppose its interests for long.

    Relations between Pakistan and India have been fraught with difficulties. India disputes Pakistan's claims to part of Kashmir, and repeated attempts at mediation have not resolved this conflict. The dispute has triggered wars between the two countries in 1947, 1965 and 1971. India has accused Pakistan of fomenting religious and political unrest and in 1994 there were frequent disturbances in the region. The two sides frequently exchange fire. More recently, India's nuclear tests prompted Pakistan to reply in kind, despite Western efforts to dissuade it. Economic sanctions imposed by the U.S. and other industrialized countries following the nuclear tests have not been without consequences. While their short-term, direct effect on the economy has been relatively modest, the indirect and medium-term consequences of sanctions could become more serious as the resumption of IMF funding is currently in jeopardy.

    With a per capita GDP of about $470, Pakistan is considered a low-income country by the World Bank. No more than 39% of adults are literate and life expectancy at birth is about 62 years. Relatively few resources have been devoted to socio-economic development or infrastructure projects. Inadequate provision of social services and high population growth have contributed to a persistence of poverty and unequal income distribution.

    The country's principal natural resource is arable land (25% of the total land area is under cultivation). Agriculture accounts for 24% of GDP and employs about 50% of the labor force. Wheat, cotton, and rice together account for almost 70% of the value of total crop output and are among the country's major exports. Pakistan's manufacturing sector accounts for about 20% of GDP. Cotton textile production and apparel manufacturing are Pakistan's largest industries, accounting for about 50% of total exports. Other major industries include cement, fertilizer, sugar, steel, tobacco, chemicals, machinery and food processing.
    Weak world demand for its exports and domestic political uncertainty have contributed to the nation's widening trade deficit. The nation continues to rely heavily on imports of such materials as petroleum products, capital goods, industrial raw materials and consumer products and the resulting external imbalance has left Pakistan with a growing foreign debt burden. Annual debt service now exceeds 27% of export earnings.

    Pakistan has three stock exchanges located in Karachi, Lahore and Islamabad. The Karachi Stock Exchange (KSE) is dominant, accounting for approximately 80% of equity transactions in Pakistan. The KSE ranks forty-eighth among the world's markets and had a market capitalization of $11 billion in 1997. At the end of that year there were 781 companies listed on the KSE. The combined market capitalization of the 20 largest companies represented 71.7% of the market total.

    U.S. investors should be aware that there are a number of factors that could pose special risks to investing in Pakistan securities. Among these is the country's long history of government instability marked by military coups, political assassinations and frequent outbreaks of violent rioting, strikes and ethnic unrest. While recent governments have made some progress on addressing some of the country's social and economic ills, the current administration is faced with a number of serious crises. The country appears to be close to defaulting on its international commitments. With no debt repayments made since August of 1998, Pakistan faces the possibility of outright default unless it can secure a bailout package and debt rescheduling. Recent talks with the IMF on a debt rescue package broke down and a default could precipitate declines in the nation's trade and currency. By November of 1998, foreign investment has slowed dramatically in response to a rise in investment risk and new restrictions imposed by the central bank designed to limit the outflow of foreign exchange.

    Corruption within the government and business community remains a problem and corporate managements are generally not focused on improving shareholder interests.

    The threat of war with India over the disputed province of Kashmir remains a threat to peace in the region and any outbreak of hostilities would likely plunge the nation's economy into deep depression and further erode the relative value of its currency versus the world's major currencies.

   SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

    Latin America represents one of the world's more advanced emerging markets. With a total population of 427 million people and its abundant natural resources, the area is a prime trading partner for the United States and Canada. Latin American exports represent, on average, 16.6% of GDP. Strong export sectors are petroleum, manufactured goods, agricultural commodities such as coffee and beef, and metals and mining products. GDP growth in Latin America as a region was 3.4% in 1996, up from 0.1% in 1995. Recognizing the important role of international trade as a component of GDP, the countries of Latin America have formed strong regional trade organizations, notably Mercado Comun del Sur (MERCOSUR). Talk of extending the North American Free Trade Agreement (NAFTA) down through Latin America indicates some desire to tie the economies even closer to those of the north.

    Politically, Latin American countries generally have strong presidential systems closely modeled after the United States. The transition to democracy is largely complete in most countries. All countries enjoy good relations with the United States, with whom they cooperate on a range of non-economic matters, such as preservation of the environment and drug control. Monetarist minded governments were responsible for the successful staving off of contagion from the 1995 currency crisis in Mexico, increasing their stature in the eyes of most capital market participants.

    ARGENTINA. Prior to 1989, Argentine politics were characterized by populist leaders, sometimes democratically elected and sometimes not, who ruled with the overt support of the military. Coups and outright military rule were not uncommon. Economic policies were highly protectionist, with significant barriers and restrictions on foreign trade and investment. Markets were highly regulated and the state was heavily involved in many industries. Inflation was routinely high and growth stagnant.

    President Carlos Menem was first elected to office in 1989 and undertook a program of deregulation, liberalization and macroeconomic reform. The results have been positive. GDP growth in 1997 was 8.0%, up from 4.4% in 1996 and -4.4% in 1995. Argentina's growth, averaging over 6% from 1991 to 1997, had been driven primarily by domestic consumption. Immediately after the Mexican crisis, bank liquidity was restrained. However, deposits have since returned to the system surpassing the levels that existed prior to the crisis and liquidity is very much improved. Lending also increased and consumer spending rebounded although it has slowed somewhat due to the most recent Brazilian crisis. The positive effect is that inflation, well over 150% at the beginning of the decade, was 0.4% in 1996. Still troublesome for Argentina is unemployment, quite high at 15%. Menem's economic liberalization policies have succeeded in attracting foreign investment. From the U.S. alone, approximately $10 billion was invested by 1996. Investors have been most attracted to the telecommunications, finance, and energy sectors.

    Argentina enjoys a positive trade balance. The export economy is heavily weighted toward agriculture, which represents 60% of the total value of all Argentine exports. Primary products are livestock, oilseeds, and grain. Argentina's single biggest trading partner is Brazil, and the United States is the second. Primary imports are machinery, vehicles and chemicals.

    The resignation of Economy Minister Domingo Cavallo in July 1996 was initially greeted with skepticism from the markets. Cavallo was widely recognized as the man responsible for ensuring the convertibility of the peso by pegging it to the dollar, a move which saved Argentina from the hyperinflation and continuous drops in output which could have followed from the Mexican crisis in 1994. Confidence was quickly restored, however, with the appointment of Roque Fernandez, who promptly reaffirmed commitment to Cavallo's plan and introduced further measures for fiscal stability.

    The next presidential election is due in 1999. In accordance with the constitution, Menem, a member of the Peronist party, can not seek a third consecutive term. The next election is likely to present a third candidate to the voters beyond the traditional contestants from the Peronist and Radical parties. Frepaso, a center-left alliance, first emerged in the 1995 elections and by 1999 could build itself up enough to promote a viable alternative to the older parties. It is uncertain how policies would be effected by the systemic change from a predominantly two party system to a three party one.

    The Argentine stock market reached an all-time high in October of 1997 in response to rising corporate earnings and strong economic growth. However, the market underwent a significant correction due largely to the "contagion effect" of the Asian economic and currency crisis and the Mervel index ended the year only 5.9% ahead. While there was little direct impact from the Asian crisis on Argentina's economy, foreign investors fled the market, as they feared that Asia's currency problems would spread to Latin America.

    The Argentine market may pose special risks for investors. As an emerging nation, Argentina's stock market may be particularly vulnerable to widespread economic, currency and market turmoil such as we have seen recently in Asia. These crises may prompt investors to become increasingly averse to emerging market exposure on concern that the impact of these events will spread to other countries. In addition, mutual funds that invest in emerging markets may be forced to sell holdings in countries that have little similarity with the markets in trouble, merely to raise cash to meet redemptions. Similarly, the Asian crisis has accelerated a growing imbalance between supply and demand for basic commodities such as oil, metals, pulp, grains and others. This could impact the Argentinean stock market where energy stocks (oil, gas and electricity) comprise approximately 40% of the market's total value. A currency devaluation by one or more of its Latin American neighbors could precipitate a recession and political pressure for competitive devaluation to protect the country's trade competitiveness.

    While Argentina's political situation is relatively stable, there is a high degree of dissatisfaction with the government's inability to lower the country's high unemployment rate. This could eventually lead to social unrest and a turnover of the government to the control of parties less favorable to investors.

    BRAZIL. Brazil is the largest country in South America and is home to vast amounts of natural resources. Its 155 million people are descendants from indigenous tribes and European immigrants. They live in diverse socio-economic conditions, from the urban cities of Sao Paolo to the undeveloped trading posts of the distant regions. Industrial development has been concentrated in specific areas. The disenfranchised population is quite large and is a source of many of Brazil's social problems.

    The Brazilian economy is currently undergoing extensive reforms, stemming from a 1994 effort to stabilize the currency called the Real Plan. With the aim of curbing inflation, a new currency, the Real, was introduced and supported via a floating exchange band. The plan has stabilized the exchange rate and controlled inflation which was at 2,700% in 1994. Inflation in 1995 dropped to 81%, and fell even further in 1996, settling at 18.7%. Perhaps the most remarkable achievement for the Brazilian economy in 1997 was the lowest rate of inflation in the past 40 years, as the National Consumer Price Index increased just 7.48%. At the same time, however, the Real Plan has sent the trade and current account balances into a deficit. The current account deficit is expected to reach $30 billion in 1998, equivalent to 3.6% of GDP.

    Other objectives of the administration of the current President, Fernando Henrique Cardoso, are trade liberalization and privatization, but these efforts are sporadic and often stalled by special interests in the legislature. Some privatization efforts are performing well, particularly in the utilities sector. Utilities and telecommunications have been key draws for foreign investment, and foreign direct investment (FDI) is coming in at record levels. In 1998 the country received over $20 billion from privatizations. Still, there are restrictions against investments in certain industries, such as metals and mining.

    Traditionally a primarily agricultural economy, a strong industrial sector has developed which produces metals, chemicals, and manufactured consumer goods. Agriculture still plays a significant role, however, representing 11% of the GDP, 40% of exports and employing over 35% of the workforce. Primary agricultural products are grains, coffee, and cattle. Regarding energy and utilities, the country is a leading producer of hydroelectric power, but they are dependent on imports for oil.

    Presidential elections were held in October of 1998 and President Cardoso won with 53% of the vote. This should insure continuity in policy, which will be much needed given the difficulties caused by the recent instability in the global markets and its impact on Brazil.


    In 1997 the Brazilian stock market rose to an all-time high in the first quarter. Over the summer, the speculative attack on the Thai currency triggered a sharp reversal in the Brazilian market, as investors feared a raid on the Brazilian real. However, the market ended the year with a gain of 4.34%. By mid-year 1998 the Brazilian market plummeted amid growing concern that Brazil, Latin America's largest economy, might suffer the confidence crisis that had caused large currency devaluations in Russia and Asia.

    Investing in Brazil could entail special risks: High unemployment is the chief challenge facing Brazil's president Cardoso following his reelection in October of 1998. Joblessness is at a record high and social unrest could hinder his progress in subduing inflation and denationalizing government ownership of many of its businesses. Brazil could be a likely target for a renewed attack on its currency. The economy is in a more precarious state: interest rates remain high and, despite austerity measures, little progress has been made in reducing the current account deficit. This poses particular risk for U.S. investors who would see their investment returns eroded if the Brazilian real were to be devalued.

    Overall, Brazil remains vulnerable to both external shocks and changing sentiment due to worsening domestic indicators or political risk.

    CHILE. Chile is a transition economy which has recently made great strides toward putting its authoritarian, statist, past behind itself. In all of Latin America, it is the country with the highest rates of growth. Averaging 7.3% so far this decade, GDP grew at 6.0% in 1996, down from 6.6% the previous year. Inflation has been steadily declining and is down over 15% in the last five years. Inflation in 1997 was 6.0%, a 0.6% drop over 1996. Unemployment in 1996 was 6.2%, particularly low for the Latin American region. Chile is still considered to have one of the best performing stock markets in the region.

    Performance of the Chilean stock market was lackluster in 1997 as weak copper prices and rising interest rates led to a contraction in the domestic economy. Also contributing to the market's weakness was the contagion effect of the Asian economic and currency crises, a decline in pulp and steel prices, and uncertainty about the growth prospects of its Latin American neighbors. These factors combined to produce a 15% decline in the stock market for the 1997 calendar year. The market weakness carried through into the first half of the next year.

    Eduardo Frei is President and is due for reelection in 1999.
President Frei has been trying to decentralize the government but encounters stiff opposition from the powerful trade unions. Also high on Frei's agenda is tax reform.

    There is a considerable military component to political life in Chile. In the legislature there is strong representation by parties with authoritarian views. As part of the negotiated settlement with coup leader General Augusto Pinochet in 1990, the army chain of command ends with General Pinochet, not an elected official. Furthermore, certain seats are reserved in the Senate for appointed officials from the military. Pinochet must resign in 1998, and shortly thereafter the reserved Senate seats will fall open to election. There are constitutional reforms currently in progress further diminishing the role and influence of the military, and thus the political transition is still underway. A successful outcome requires that the military acquiesce as it is stripped of its political powers.

    Investors in the Chilean market face special risks: The Chilean market is particularly sensitive to the fluctuation in the international price of copper and pulp on the international markets and they have a significant impact on the nation's economy and stock market.

    As is typical of most emerging markets, much of the Chilean market equity is firmly held by controlling families and their associates. Accordingly, these owners may not always act in the interests of outside shareholders. In addition, any weakness in the Chilean currency versus the dollar could erode the investment returns to U.S. investors upon currency conversion.

    MEXICO. The Mexican economy has recovered fairly well since the currency crisis of December 1994 thanks in large part to growth in exports, peso stabilization, and massive financial assistance from the United States. GDP growth rose to 7.3%, with consumer spending and investment leading the way. A major positive factor supporting growth during 1997 was the strength of the peso, which closed the year little changed from its 1996 year-end level. In addition, the nation's inflation rate declined to 15.7% from the 27.7% rate of 1996. This marked the second straight year of improvement. Inflation is the chief concern of the central bank, which takes active measures such as the setting of wage ceilings and the adjustment of interest rates to control it. Domestic consumption, while improved, has yet to return to pre-1994 levels, and has also contributed to the containment of inflation.

    The Mexican economy is very strong in manufacturing and natural resources, specifically oil. Manufacturing alone counts for 22% of the Mexican GDP and 21% of all urban employment. The economy is also very closely tied to the United States, which is responsible for 60% of all foreign investment and with whom it conducts over 75% of all trade. Trade pacts such as NAFTA further integrate the economies, giving the United States strong incentives to provide assistance in times of crisis. NAFTA also enabled the recent recovery, given the ease with which it allows increases in exports and investment. The Mexican stock market listed 194 companies with total capitalization of $156 billion in 1997.

    Internally, the various people of the Mexican states have recently experienced a great deal of dissatisfaction with their relationship to the federal government. Most notably, in Chiapas there have been armed uprisings by indigenous groups demanding further autonomy. While the rebellions have not strongly shaken financial markets, they serve as a reminder of the diversity of Mexico, of the vast socio-economic gaps between various peoples, and of the potential for such groups to demand the attention of both their government and the world.

    Politically, the landscape changed fundamentally in July 1997. The defeat of candidates from the Institutional Revolutionary Party (PRI) in legislative elections signaled the end of decades of one party rule. Citizens now have the confidence that their votes count and that the PRI is no longer invincible. Winning every presidential election since its founding in 1929, the PRI was the country's monolithic political machine, maintaining power through rigged elections and ruling in an environment rife with intrigue and corruption. Internal pressures including armed rebellion from domestic interest groups, extensive crises and scandals caused by intra-party rivalries and corruption, and deteriorating relationships with foreign countries over financial mismanagement and mutual social problems all contributed to the establishment of fully free and unfettered elections. Numerous electoral reforms implemented since 1989 have aided in the further opening of the Mexican political system and opposition parties have made historic gains in elections at all levels. Much of the impetus for establishing a real two party system in Mexico can be credited to President Zedillo and the PRI majority in Congress. During 1995-96 the political parties negotiated constitutional amendments to address electoral campaign fairness issues, which passed unanimously. The response from the Mexican people was clear as a record number of registered voters cast ballots. Though they took the most votes (39%) for the 500-member Lower House of Congress, the PRI has lost their majority. Mid-term elections held in July of 1997, also saw large gains for opposition parties and marked a significant step in Mexico's political transformation. Market reaction to the new Mexican political world was positive. The IPC index, consisting of 35 of the most representative stocks on the Mexican Stock Exchange, rose 3.25% the day after the election. Further financial implications of the new landscape are as yet uncertain. Relevant considerations are the effect of the new configurations on government consensus and policy making, the demands of newly empowered groups on economic and other resources, the balance of power between the executive and the legislature, and the ability of the government to maintain law and order.

   Mexico's stock market fell sharply in late 1997 and continued its descent through mid-1998 as the worsening Asian economic and currency crises threatened to cause problems for Mexico's trade balance and raised questions concerning the sustainability of its economic growth. Foreign investors fled the Mexican market, as they feared that Asia's currency problems would spread to Latin America.

    Investors in Mexico face a number of potential risks. As an emerging nation, Mexico's stock market may be particularly vulnerable to widespread economic, currency and stock market turmoil such as that recently experienced in Asia and Russia. These crises may prompt investors to become increasingly averse to emerging market exposure on concern that the impact of these events will spread to other countries. In addition, mutual funds that invest in emerging markets may be forced to sell holdings in countries that have little similarity with the troubled markets, merely to raise cash to meet redemptions. Similarly, because the United States is Mexico's largest trading partner, any economic downturn in the U.S. economy can have a strongly adverse impact upon Mexico's economy and stock market.

    While Mexico's political situation is relatively stable, there is a high degree of dissatisfaction with the government's inability to effectively address the nation's growing social problems, particularly in the country's less developed regions. Occasional flair-ups of strikes and armed rebellion could pose a threat to Mexico's political and economic stability.

   SPECIAL CONSIDERATIONS REGARDING THE RUSSIAN FEDERATION

   The Russian Federation is the largest republic of the Commonwealth of Independent States with a 1995 population of 147,500,000. It is about one and four fifths of the land area of the United States and occupies most of Eastern Europe and north Asia.

   Russia has had a long history of political and economic turbulence. The USSR lasted 69 years and for more than half that time it ranked as a nuclear superpower. In the 1930's tens of millions of its citizens were collectivized under state agricultural and industrial enterprises and millions died in political purges and the vast penal and labor system or in state-created famines. During World War II, as many as 20 million Soviet citizens died. After decades of communist rule, the Soviet Union was dissolved on December 8, 1991 following a failed coup attempt against the government of Mikhail Gorbachev. On the day that the leaders declared that the Soviet Union ceased to exist, the Soviet republics were invited to join with Russia in the Commonwealth of Independent States (CIS). At one time or another those that have agreed to join have included the Ukraine, Belarus, Moldova, Georgia, Armenia, Azerbaijan, Uzbekistan, Turkmenistan, Tajikistan, Kazakhstan and Kyrgyzstan, but a number have dropped out since or have only observer status. Each of the republics is a sovereign state that controls its own economy and natural resources and collects its own taxes, providing only minimal support to the CIS.

   Boris Yeltsin, President of Russia, inherited the mantle of economic and political chaos. With the freeing of most prices he staked his political life on the rapid creation of a free market economy. Since 1991 Yeltsin and his Russian reformers have been faced with the daunting task of stabilizing the Russian economy while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of the Russian people. To date, their efforts have yielded widely mixed results. On the one hand, they have made some impressive progress. Since 1992, they have abolished central planning, decontrolled prices, unified the foreign exchange market, made the ruble convertible, and privatized two thirds of the economy. They have accomplished this in spite of the crushing burdens inherited from the communist system: huge industrial enterprises that are unprofitable, an obsolete capital stock, a crumbling energy sector, huge external debt, and armies that had to be repatriated and resettled at home.

   Russia remains a paradox among the major economies of the world in that it is a country marked by stagnation in production levels, but has few constraints on growth. Labor supply is adequate and savings are high. In addition, there is almost unlimited scope for increasing productivity through the introduction of improved technologies, production process and market-oriented managerial development. There are 147 million consumers who are slowly increasing their buying power and education standards are high. Russia is also rich in natural resources. It has 40% of the world's natural gas reserves, 6% of its oil, 25% of coal, diamonds, gold and nickel, and 30% of timber and bauxite. Approximately ten million people are engaged in agriculture and they produce half of the region's grain, meat, milk, and other dairy products.

   The main reason for the continued poor performance of the Russian economy is the country's failure to mobilize the resources that are available. While the official unemployment rate was at 10.6% in 1996, up to half of the working population is, in effect, unemployed or, to a significant degree, underemployed in inefficient and unproductive industries. Much of the country's savings have been siphoned off through capital flight. Russia's technological potential for assimilating both domestic and foreign technologies is not being exploited. Industry privatization and restructuring initiatives have generally failed to mobilize the available factors of production as the country's privatization program virtually ensures the predominance of the old management teams that are largely non market-oriented in their management approach. Approximately 80% of Russian privatized companies continue to be majority-owned by insiders and only 10% are owned by investors with large enough stakes to influence the running of the company.

   In July 1996, Boris Yeltsin was re-elected for a second term and it was hoped that the election would mark the start of a more stable period of economic growth. However, macroeconomic indicators in 1996 proved contradictory. On the one hand, the Russian government continued its strict credit policies, and the annual inflation rate for 1997 dropped to 11%, down from 22% in 1996. Inflation has since remained below 3% a month through the first half of 1997. In addition, expenditure cuts trimmed the budget deficit to 7% of GDP for the first nine months of 1996.

   By the end of 1997, GDP was up 0.4% following 1996's 6% fall, and industrial production was up by 1.9%. Non-payment continues to represent a serious problem for the economy, particularly in the energy sector.

   While Russia is widely believed to be one of the most risky markets in Eastern Europe, it is also recognized for its potential for positive returns. However, the market has been essentially liquidity driven and concentrated in very few of the country's largest companies. At just $129 billion, the total capitalization of the stock market accounts for just 28.7 percent of GDP. The majority of investors in Russian equities are small and medium-sized United States hedge funds. In addition, several country specific funds have been established to make direct and portfolio investments in Russian companies. To facilitate foreign investment, a number of the larger Russian companies have issued equity in the form of American depository receipts while six big firms have issued securities in the form of Russian depository certificates. These certificates are issued and marketed by the Bank of New York. Any investment in Russia is risky and deciding which companies will perform well at this stage of the country's transformation is far from easy. A combination of poor accounting standards, inept management, limited shareholder rights and the criminalization of large sectors of the economy pose a significant risk, particularly to foreign investors.

   In 1996 the Russian market delivered the world's best stock market performance and was among the top performing markets in the first half of 1997. However, the market's strength masked a rapidly deteriorating political and economic picture. Many of the country's economic reform initiatives have floundered as the proceeds of IMF and other assistance have been squandered or stolen. Taxes were not being collected and Russian banks, suffering from a collapsed ruble, could not meet the demands of either domestic depositors or foreign creditors. In August of 1998 the Yeltsin government effectively devalued the Russian ruble by approximately 34% to strengthen the ailing banking system and stimulate demand for Russian exports. In addition the government announced a restructuring of their local debt that would allow a 90-day moratorium on banks' foreign loans and a rescheduling of $40 billion in domestic debt. These actions were viewed by investors as being tantamount to default and they fled the Russian stock and bond markets. President Yeltsin's relations with the communist dominated Duma worsened and there was talk among the body of beginning impeachment proceedings against the president. By August of 1998 the ruble had fallen by 70 percent and food prices soared, heightening fears of social unrest. By early September the Russian economy appeared to be slipping out of control and the government in a state of paralysis as the President and the Duma feuded over remedial initiatives. Many observers fear that country's communist party could regain control of the government and end free market reforms, which could further negatively impact stock prices.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR (BT for Index 500) pursuant to authority contained in the management contract (and, for Index 500, sub-advisory agreement). FMR (BT for Index 500) is also responsible for the placement of transaction orders for other
investment companies and    investment     accounts for which it or
its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR (BT for Index 500) considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other
investment     accounts over which FMR or BT or their affiliates
exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio
strategy, and performance of    investment     accounts; and effect
securities transactions and perform functions incidental thereto (such as clearance and settlement).

The selection of such broker-dealers for transactions in equity securities is generally made by FMR (BT for Index 500) (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's (BT's for Index 500) investment staff based upon the quality of research and execution services provided.

For transactions in fixed-income securities, FMR's (BT's for Index
500) selection of broker   -    dealers is generally based on the
availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR (BT for Index 500) in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR (BT for Index
500) clients may be useful to FMR (BT for Index 500) in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's (BT's for Index 500) normal independent research activities; however, it enables FMR (BT for Index 500) to avoid the additional expenses that could be incurred if FMR (BT for Index 500) tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR (BT for Index 500) must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's (BT's for Index 500) overall responsibilities to that fund or its other clients. In reaching this determination, FMR (BT for Index 500) will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

   To the extent permitted by applicable law,     FMR (BT for Index
500) is authorized to    allocate     portfolio transactions    in a
manner that takes into account     assistance    received     in the
distribution of shares of the funds    or o    ther Fidelity funds
(Index 500)   and to use the research services of brokerage and other
firms that have provided such assistance    . FMR (BT for Index 500)
may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity
Brokerage Services Japan    LLC     (FBSJ), indirect subsidiaries of
FMR Corp. (and, for Index 500, BT Brokerage Corporation and BT Futures
Corp   .    , indirect subsidiaries of Bankers Trust
    Corporation), if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions
for    investment     accounts which they or their affiliates manage,
unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's or BT's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

   For the fiscal periods ended December 31, 1997 and 1998, the portfolio turnover rates for each fund (except Money Market Portfolio) are presented in the table below. [Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.]

FUND                             1997  1998

HIGH INCOME PORTFOLIO            118%

EQUITY-INCOME PORTFOLIO          44%

GROWTH PORTFOLIO                 113%

GROWTH OPPORTUNITIES PORTFOLIO   26%

OVERSEAS PORTFOLIO               67%

ASSET MANAGER PORTFOLIO          101%

ASSET MANAGER: GROWTH PORTFOLIO  90%

BALANCED PORTFOLIO               98%

CONTRAFUND PORTFOLIO             142%

GROWTH & INCOME PORTFOLIO        81%

INVESTMENT GRADE BOND PORTFOLIO  191%

INDEX 500 PORTFOLIO              9%

MID CAP PORTFOLIO                N/A    +

   + For the fiscal period     December 14, 1998 through December 31,
1998.

   [During the fiscal years ended December 31, 1998 and 1997, Index 500 Portfolio paid brokerage commissions of $_______ and $_______, respectively, to BT Brokerage Corporation. BT Brokerage Corporation is paid on a commission basis. During the fiscal year ended December 31, 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, BT Brokerage Corporation is a result of the low commission rates charged by BT Brokerage Corporation.]

   [During the fiscal years ended December 31, 1998 and 1997, Index 500 Portfolio paid brokerage commissions of $_______ and $_______, respectively, to BT Futures Corp. BT Futures Corp. is paid on a commission basis. During the fiscal year ended December 31, 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, BT Futures Corp. is a result of the low commission rates charged by BT Futures Corp.]

   The following tables show the brokerage commissions paid by the funds for the fiscal periods ended December 31, 1998, 1997, and 1996. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. For the fiscal years ended December 31, [1998,] 1997 and 1996, Money Market Portfolio and Investment Grade Bond Portfolio paid no brokerage commissions.
   The following table shows the total amount of brokerage commissions paid by each fund.
                                 Total Amount Paid

HIGH INCOME PORTFOLIO

1998                              $

1997                               252,741

1996                               501,544

EQUITY-INCOME PORTFOLIO

1998

1997                               6,731,778

1996                               13,450,350

GROWTH OPPORTUNITIES PORTFOLIO

1998

1997                               476,366

1996                               195,409

GROWTH PORTFOLIO

1998

1997                               9,024,141

1996                               4,689,993

OVERSEAS PORTFOLIO

1998

1997                               4,298,667

1996                               4,851,584

BALANCED PORTFOLIO

1998

1997                               110,250

1996                               138,649

ASSET MANAGER PORTFOLIO

1998

1997                               2,804,490

1996                               5,969,816

ASSET MANAGER: GROWTH PORTFOLIO

1998

1997                               385,678

1996                               296,932

CONTRAFUND PORTFOLIO

1998

1997                               6,500,753

1996                               4,846,349

GROWTH & INCOME PORTFOLIO

1998

1997+                              314,270

MID CAP PORTFOLIO

1998++

INDEX 500 PORTFOLIO

1998

1997                               98,894

1996                               51,591

+    Growth & Income commenced operations on December 31, 1996

   ++ Mid Cap commenced operations on December 14, 1998

   Of the following tables, the first shows the total amount of brokerage commissions paid by each fund to NFSC and FBS, as applicable, for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC and FBS for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended December 31, 1998. NFSC and FBS are paid on a commission basis.

                                 Total Amount Paid

                                 To NFSC            To FBS

HIGH INCOME PORTFOLIO

1998

1997                               13,664             0

1996                               10,168             0

EQUITY-INCOME PORTFOLIO

1998

1997                               836,386            13,815

1996                               3,563,724          19,906

GROWTH OPPORTUNITIES PORTFOLIO

1998

1997                               95,777             5,043

1996                               43,699             2,978

GROWTH PORTFOLIO

1998

1997                               2,325,582          17,682

1996                               1,167,932          41,903

OVERSEAS PORTFOLIO

1998

1997                               8,726              286,119

1996                               23,341             338,852

BALANCED PORTFOLIO

1998

1997                               21,583             110

1996                               32,871             1,221

ASSET MANAGER PORTFOLIO

1998

1997                               507,147            32,266

1996                               600,978            27,964

ASSET MANAGER: GROWTH PORTFOLIO

1998

1997                               66,125             3,506

1996                               52,039             2,173

CONTRAFUND PORTFOLIO

1998

1997                               1,306,677          86,392

1996                               1,020,036          8,210

GROWTH & INCOME PORTFOLIO

1998

1997+                              65,536             50

MID CAP PORTFOLIO

1998++

INDEX 500 PORTFOLIO

1998

1997                               28                 371

1996                               374                0

+    Growth & Income commenced operations on December 31, 1996

   ++ Mid Cap commenced operations on December 14, 1998

                                 % of  Aggregate Commissions  % of  Aggregate Dollar Amount  % of Aggregate Commissions
                                 Paid to NFSC                 of Transactions Effected       Paid to FBS
                                                              through NFSC

HIGH INCOME PORTFOLIO             %                            %                              %

EQUITY-INCOME PORTFOLIO           %                            %                              %

GROWTH OPPORTUNITIES PORTFOLIO    %                            %                              %

GROWTH PORTFOLIO                  %                            %                              %

OVERSEAS PORTFOLIO                %                            %                              %

BALANCED PORTFOLIO                %                            %                              %

ASSET MANAGER PORTFOLIO           %                            %                              %

ASSET MANAGER: GROWTH PORTFOLIO   %                            %                              %

CONTRAFUND PORTFOLIO              %                            %                              %

GROWTH & INCOME PORTFOLIO         %                            %                              %

MID CAP PORTFOLIO                 %                            %                              %

INDEX 500 PORTFOLIO               %                            %                              %



                                 % of  Aggregate Dollar Amount
                                 of Transactions Effected
                                 through FBS

HIGH INCOME PORTFOLIO             %

EQUITY-INCOME PORTFOLIO           %

GROWTH OPPORTUNITIES PORTFOLIO    %

GROWTH PORTFOLIO                  %

OVERSEAS PORTFOLIO                %

BALANCED PORTFOLIO                %

ASSET MANAGER PORTFOLIO           %

ASSET MANAGER: GROWTH PORTFOLIO   %

CONTRAFUND PORTFOLIO              %

GROWTH & INCOME PORTFOLIO         %

MID CAP PORTFOLIO                 %

INDEX 500 PORTFOLIO               %


   [(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC and FBS is a result of the low commission rates charged by NFSC and FBS.]

   [NFSC and FBS have used a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.]

   The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 1998.

                                 $ Amount of Commissions Paid  $ Amount of Brokerage
                                 to Firms that Provided        Transactions  Involved*
                                 Research Services*

HIGH INCOME PORTFOLIO             $                             $

EQUITY-INCOME PORTFOLIO

GROWTH OPPORTUNITIES PORTFOLIO

GROWTH PORTFOLIO

OVERSEAS PORTFOLIO

BALANCED PORTFOLIO

ASSET MANAGER PORTFOLIO

ASSET MANAGER: GROWTH PORTFOLIO

CONTRAFUND PORTFOLIO

GROWTH & INCOME PORTFOLIO

MID CAP PORTFOLIO

INDEX 500 PORTFOLIO


* The provision of research services was not necessarily a factor in the placement of all this business with such firms.

   [For the fiscal year ended December 31, 1998, [________] paid no brokerage commissions to firms that provided research services.]

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently (and by BT for Index 500) from those of other funds managed by FMR or BT or
   investment     accounts managed by FMR or BT affiliates. It
sometimes happens that the same security is held in the portfolio of
more than one of these funds or    investment     accounts.
Simultaneous transactions are inevitable when several funds and
   investment     accounts are managed by the same investment adviser,
particularly when the same security is suitable for the investment
objective of more than one fund or    investment     account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund
   (investment manager to Index 500)     and BT as sub-adviser to
Index 500 outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each class's net asset value per share (NAV) is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

MONEY MARKET PORTFOLIO   .     Portfolio securities and other assets
are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.

Securities of other    open-end     investment companies are valued at
their respective NAVs.

   At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

HIGH INCOME AND INVESTMENT GRADE BOND PORTFOLIO   S. P    ortfolio
securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.

Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is
unavailable, the last evaluated quote or    closing     bid price
normally is used.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

   I    ndependent brokers or quotation services    provide prices of
foreign securities     in their local currency. FSC gathers all
exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations
and days to maturity are included in the calculation of NAV. If    an
event     that is expected to materially affect the value of a
portfolio security occurs after the close of an exchange    or
market     on which that security is traded, then that security will
be valued    i    n good faith by a committee appointed by the Board
of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate
current val   ue.

   The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depository Receipts
(ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

EQUITY-INCOME, GROWTH, OVERSEAS, ASSET MANAGER, ASSET MANAGER: GROWTH,
INDEX 500, CONTRAFUND, BALANCED, GROWTH & INCOME   , GROWTH
OPPORTUNITIES, AND MID CAP PORTFOLIOS.     Portfolio securities are
valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or
   closing     bid price normally is used. Securities of other
open-end investment companies are valued at their respective NAVs.

Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

   Futures contracts and options are valued on the basis of market quotations, if available.

   I    ndependent brokers or quotation services    provide prices of
foreign securities     in their local currency. FSC gathers all
exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations
and days to maturity are included in the calculation of NAV. If    an
event     that is expected to materially affect the value of a
portfolio security occurs after the close of an exchange    or market
    on which that security is traded, then that security will be
   valued in     good faith by a committee appointed by the Board of
Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

   The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depository Receipts
(ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

PERFORMANCE

A class may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. The share price of each class of a bond or equity fund, the yield, if applicable, of each class of a
bond, equity or money market fund,    and return     fluctuate in
response to market conditions and other factors, and the value of a bond or equity fund's shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS (MONEY MARKET PORTFOLIO). To compute the yield for the money market fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The money market fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, the money market fund may quote yields in advertising based on any historical seven-day period. Yields for the money market fund are calculated on the same basis as other money market funds, as required by applicable regulation.

   Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

   Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

YIELD CALCULATIONS (EXCEPT MONEY MARKET PORTFOLIO). Yields for a class are computed by dividing the class's pro rata share of the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this
figure by the class's    NAV     at the end of the period, and
annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated
first in their respective currencies, and    then     are converted to
U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

In calculating a class's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will
have the effect of reducing    a     class's yield.

Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, a class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields
than the balance of the fund's holdings, thereby reducing    a
class's current yield. In periods of rising interest rates, the opposite can be expected to occur.

   RETURN CALCULATIONS    .    Re    turns quoted in advertising
reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change
in the class's NAV over a stated period. A class's        return may
be calculated by using the performance data of a previously existing class prior to the date that the new class commenced operations, adjusted to reflect differences in sales charges but not 12b-1 fees.
   A cumulative return reflects actual performance over a stated
period of time.     Average annual        returns are calculated by
determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had
been constant over the period. For example, a    cumulative return
    of 100% over ten years would produce an average    annual
return     of 7.18%, which is the steady annual rate of return that
would equal 100% growth on a compounded basis in ten years.    Average
annual returns covering periods of less than one year are calculated by determining a class's return for the period, extending that return for a full year (assuming that return remains constant over the year),
and quoting the result as an annual return.     While average
annual        returns are a convenient means of comparing investment
alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that
average    annual returns     represent averaged figures as opposed to
the actual year-to-year performance of    a     class.

In addition to average    annual returns    , a class may quote
unaveraged or    cumulative returns     reflecting the simple change
in value of an investment over a stated period. Average annual and
   cumulative returns     may be quoted as a percentage or as a dollar
amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period.
   R    eturns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their
contributions to    r    eturn.    R    eturns may be quoted on a
before-tax or after-tax basis.    R    eturns, yields,    if
applicable,     and other performance information may be quoted
numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a class's NAVs, adjusted
NAVs, and benchmark    indexes     may be used to exhibit performance.
An adjusted NAV includes any distributions paid by a fund and reflects all elements of a class's return. Unless otherwise indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.

MOVING AVERAGES. A growth, growth    &     income, or asset allocation
fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period
to produce indicators showing when    an     NAV has crossed, stayed
above, or stayed below its moving average. On    December __,
1998    , the 13-week and 39-week long-term moving averages were    as
follows:

FUND                             13-WEEK  39-WEEK

Equity-Income - Initial Class

Equity-Income - Service Class

Growth - Initial Class

Growth - Service Class

Overseas - Initial Class

Overseas - Service Class

Asset Manager - Initial Class

Asset Manager - Service Class

Asset Manager: Growth -
Initial Class

Asset Manager: Growth -
Service Class

Index 500 -Initial Class

Contrafund - Initial Class

Contrafund - Service Class

Balanced - Initial Class

Balanced - Service Class

Growth Opportunities -
Initial Class

Growth Opportunities -
Service Class

Growth & Income - Initial Class

Growth & Income - Service Class

       CALCULATING HISTORICAL MONEY MARKET FUND RESULTS.    The
following table shows performance for the fund.

   HISTORICAL MONEY MARKET FUND RESULTS. The following table shows the fund's 7-day yield and return for the fiscal periods ended December 31, 1998.

                         Average Annual Returns                            Cumulative Returns

                         Seven-Day Yield  One Year  Five Years  Ten Years  One Year  Five Years  Ten Years

Money Market Portfolio:   %                %        %           %          %         %           %
Initial Class


   [Note: If FMR had not reimbursed certain expenses during these periods, the fund's returns would have been lower.]

   [Note: If FMR had not reimbursed certain expenses during these periods, the fund's yield would have been __%.]

       CALCULATING HISTORICAL BOND FUND RESULTS.    The following
table shows performance for each class of each fund. Service Class has a 12b-1 fee of 0.10%, which is included in the yield and average annual and cumulative returns.

   HISTORICAL BOND FUND RESULTS. The following table shows each class's yield and return for the fiscal periods ended December 31, 1998.

                        Average Annual Returns1                            Cumulative Returns1

                        Thirty-Day Yield  One Year  Five Years  Ten Years  One Year  Five Years  Ten Years

Investment Grade Bond    %                 %        %           %          %         %           %
Portfolio:
Initial Class

High Income Portfolio:   %                 %        %           %          %         %           %
Initial Class

High Income Portfolio:   %                 %        %           %          %         %           %
Service Class


1    Initial offering of Service Class of High Income took place on
November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

   [Note: If FMR had not reimbursed certain [class] expenses during
these periods, [   ]'s returns would have been lower.]

   [Note: If FMR had not reimbursed certain [class] expenses during
these periods, [   ]'s yield would have been __%.]

       CALCULATING HISTORICAL EQUITY FUND RESULTS.    The following
table shows performance for each class of each fund. Service Class has a 12b-1 fee of 0.10%, which is included in the [yield, if applicable, and] average annual and cumulative returns.

   HISTORICAL EQUITY FUND RESULTS. The following table shows each class's [yield, if applicable, and] return for the fiscal periods ended December 31, 1998.


                             Average Annual Returns1                        Cumulative Returns1


                             One Year  Five Years  Ten Years/Life of Fund*  One Year  Five Years  Ten Years/ Life of Fund*

Index 500 Portfolio: Initial  ____%     ____%       ____%                    ____%     ____%       ____%
Class

Asset Manager Portfolio:      ____%     ____%       ____%                    ____%     ____%       ____%
Initial Class

Asset Manager Portfolio:      ____%     ____%       ____%                    ____%     ____%       ____%
Service Class

Asset Manager:  Growth        ____%    N/A          ____%                    ____%    N/A          ____%
Portfolio:  Initial Class

Asset Manager:  Growth        ____%    N/A          ____%                    ____%    N/A          ____%
Portfolio:  Service Class

Equity-Income Portfolio:      ____%     ____%       ____%                    ____%     ____%       ____%
Initial Class

Equity-Income Portfolio:      ____%     ____%       ____%                    ____%     ____%       ____%
Service Class

Contrafund Portfolio:         ____%    N/A          ____%                    ____%    N/A          ____%
Initial Class

Contrafund Portfolio:         ____%    N/A          ____%                    ____%    N/A          ____%
Service Class

Growth Portfolio:  Initial    ____%     ____%       ____%                    ____%     ____%       ____%
Class

Growth Portfolio:  Service    ____%     ____%       ____%                    ____%     ____%       ____%
Class

Overseas Portfolio:  Initial  ____%     ____%       ____%                    ____%     ____%       ____%
Class

Overseas Portfolio:  Service  ____%     ____%       ____%                    ____%     ____%       ____%
Class

Growth & Income Portfolio:    ____%    N/A          ____%                    ____%    N/A          ____%
Initial Class

Growth & Income Portfolio:    ____%    N/A          ____%                    ____%    N/A          ____%
Service Class

Balanced Portfolio:  Initial  ____%    N/A          ____%                    ____%    N/A          ____%
Class

Balanced Portfolio:  Service  ____%    N/A          ____%                    ____%    N/A          ____%
Class

Growth Opportunities          ____%    N/A          ____%                    ____%    N/A          ____%
Portfolio:  Initial Class

Growth Opportunities          ____%    N/A          ____%                    ____%    N/A          ____%
Portfolio:  Service Class

Mid Cap Portfolio:  Initial   ____%    N/A          ____%                    ____%    N/A          ____%
Class

Mid Cap Portfolio:  Service   ____%    N/A          ____%                    ____%    N/A          ____%
Class



1    Initial offering of Service Class of each fund (except Index 500 and Mid Cap) took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower. Initial Class and Service Class of Mid Cap commenced operations on December 14,
1998.

* Life of fund figures are from commencement of operations (August 27, 1992 for Index 500; January 3, 1995 for Contrafund, Asset Manager:
Growth, Balanced, and Growth Opportunities; December 31, 1996 for Growth & Income; and December 14, 1998 for Mid Cap) through December 31, 1998.

   [Note: If FMR had not reimbursed certain [class] expenses during
these periods, [   ]'s returns would have been lower.

The following tables show the income and capital elements of each
class's cumulative        return. The tables compare each class's
return to the record of the    Standard & Poor's 500 Index (    S&P
500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each class. The S&P 500 and DJIA comparisons are
provided to show how each class's        return compared to the record
of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each of Money Market, High Income and Investment Grade Bond invests in fixed-income securities, common stocks represent a
different type of investment from the fund   s    . Common stocks
generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than
fixed-income investment   s     such as    the     fund   s    . Each
of Index 500, Asset Manager, Asset Manager: Growth, Equity-Income,
Contrafund, Growth, Overseas, Growth & Income, Balanced,        Growth
Opportunities   , and Mid Cap     has the ability to invest in
securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each class's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each class of each fund during the 10-year
period ended December 31, 199   8    , or life of each fund, as
applicable, assuming all distributions were reinvested.    R    eturns
are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.
MONEY MARKET PORTFOLIO. During the    10    -year period ended
December 31, 199   8    , a hypothetical $10,000 investment in Initial
Class of Money Market Portfolio would have grown to $   _____    .


MONEY MARKET                                                                              INDEXES
PORTFOLIO -
INITIAL CLASS

Fiscal Year
Ended          Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living
               $10,000 Investment  Dividend             Capital Gain
                                   Distributions        Distributions

1998            $ 10,000            $_____               $__                  $_____       $_____   $_____   $_____

1997            $ 10,000            $_____               $__                  $_____       $_____   $_____   $_____

1996            $ 10,000            $_____               $__                  $_____       $_____   $_____   $_____

1995            $ 10,000            $_____               $__                  $_____       $_____   $_____   $_____

1994            $ 10,000            $_____               $__                  $_____       $_____   $_____   $_____

1993            $ 10,000            $_____               $__                  $_____       $_____   $_____   $_____

1992            $ 10,000            $_____               $__                  $_____       $_____   $_____   $_____

1991            $ 10,000            $_____               $__                  $_____       $_____   $_____   $_____

1990            $ 10,000            $_____               $__                  $_____       $_____   $_____   $_____

1989            $ 10,000            $_____               $__                  $_____       $_____   $_____   $_____



Explanatory Notes: With an initial investment of $10,000 in Initial
Class of Money Market Portfolio on January 1, 198   9,     the net
amount invested in Initial Class shares was $10,000. The cost of the
initial investment ($10,000)        together with the aggregate cost
of reinvested dividends for the period covered (their cash value at
the time they were reinvested   )     amounted to    $_____    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   _____     for
dividends. The fund did not distribute any capital gains during the period.

HIGH INCOME PORTFOLIO. During the    10    -year period ended December
31, 199   8    , a hypothetical $10,000 investment in Initial Class of
High Income Portfolio would have grown to $   _____    .


HIGH INCOME                                                                               INDEXES
PORTFOLIO -
INITIAL CLASS

Fiscal Year
Ended          Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living
               $10,000 Investment  Dividend             Capital Gain
                                   Distributions        Distributions

1998            $____               $_____               $__                  $_____       $_____   $_____   $_____

1997            $____               $_____               $__                  $_____       $_____   $_____   $_____

1996            $____               $_____               $__                  $_____       $_____   $_____   $_____

1995            $____               $_____               $__                  $_____       $_____   $_____   $_____

1994            $____               $_____               $__                  $_____       $_____   $_____   $_____

1993            $____               $_____               $__                  $_____       $_____   $_____   $_____

1992            $____               $_____               $__                  $_____       $_____   $_____   $_____

1991            $____               $_____               $__                  $_____       $_____   $_____   $_____

1990            $____               $_____               $__                  $_____       $_____   $_____   $_____

1989            $____               $_____               $__                  $_____       $_____   $_____   $_____



Explanatory Notes: With an initial investment of $10,000 in Initial
Class of High Income Portfolio on January 1, 198   9    , the net
amount invested in Initial Class shares was $10,000. The cost of the
initial investment ($10,000)        together with the aggregate cost
of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.

During the    10    -year period ended December 31, 199   8    , a
hypothetical $10,000 investment in Service Class of High Income
Portfolio would have grown to $   _____    .



HIGH INCOME                                                                               INDEXES
PORTFOLIO -
SERVICE CLASS
Fiscal Year
Ended          Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living
               $10,000 Investment  Dividend             Capital Gain
                                   Distributions        Distributions

1998            $____               $_____               $__                  $_____       $_____   $_____   $_____

1997            $____               $_____               $__                  $_____       $_____   $_____   $_____

1996            $____               $_____               $__                  $_____       $_____   $_____   $_____

1995            $____               $_____               $__                  $_____       $_____   $_____   $_____

1994            $____               $_____               $__                  $_____       $_____   $_____   $_____

1993            $____               $_____               $__                  $_____       $_____   $_____   $_____

1992            $____               $_____               $__                  $_____       $_____   $_____   $_____

1991            $____               $_____               $__                  $_____       $_____   $_____   $_____

1990            $____               $_____               $__                  $_____       $_____   $_____   $_____

1989            $____               $_____               $__                  $_____       $_____   $_____   $_____



Explanatory Notes: With an initial investment of $10,000 in Service
Class of High Income Portfolio on January 1, 198   9    , the net
amount invested in Service Class shares was $10,000. The cost of the
initial investment ($10,000)        together with the aggregate cost
of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.    Initial offering of Service Class of
High Income Portfolio took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

EQUITY-INCOME PORTFOLIO. During the    10    -year period ended
December 31, 199   8    , a hypothetical $10,000 investment in Initial
Class of Equity-Income Portfolio would have grown to $   _____    .



EQUITY-INCOME                                                                             INDEXES
PORTFOLIO -
INITIAL CLASS
Fiscal Year
Ended          Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living
               $10,000 Investment  Dividend             Capital Gain
                                   Distributions        Distributions

1998           $____               $_____               $__                  $_____       $_____   $_____   $_____

1997           $____               $_____               $__                  $_____       $_____   $_____   $_____

1996           $____               $_____               $__                  $_____       $_____   $_____   $_____

1995           $____               $_____               $__                  $_____       $_____   $_____   $_____

1994           $____               $_____               $__                  $_____       $_____   $_____   $_____

1993           $____               $_____               $__                  $_____       $_____   $_____   $_____

1992           $____               $_____               $__                  $_____       $_____   $_____   $_____

1991           $____               $_____               $__                  $_____       $_____   $_____   $_____

1990           $____               $_____               $__                  $_____       $_____   $_____   $_____

1989           $____               $_____               $__                  $_____       $_____   $_____   $_____



Explanatory Notes: With an initial investment of $10,000 in Initial
Class of Equity-Income Portfolio on January 1, 198   9    , the net
amount invested in Initial Class shares was $10,000. The cost of the
initial investment ($10,000)        together with the aggregate cost
of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.

During the    10    -year period ended December 31, 199   8    , a
hypothetical $10,000 investment in Service Class of Equity-Income
Portfolio would have grown to $   _____    .



EQUITY-INCOME                                                                            INDEXES
PORTFOLIO -
SERVICE CLASS
Fiscal Year
Ended          Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living
               $10,000 Investment  Dividend             Capital Gain
                                   Distributions        Distributions

1998           $____               $_____               $__                  $_____       $_____   $_____   $_____

1997           $____               $_____               $__                  $_____       $_____   $_____   $_____

1996           $____               $_____               $__                  $_____       $_____   $_____   $_____

1995           $____               $_____               $__                  $_____       $_____   $_____   $_____

1994           $____               $_____               $__                  $_____       $_____   $_____   $_____

1993           $____               $_____               $__                  $_____       $_____   $_____   $_____

1992           $____               $_____               $__                  $_____       $_____   $_____   $_____

1991           $____               $_____               $__                  $_____       $_____   $_____   $_____

1990           $____               $_____               $__                  $_____       $_____   $_____   $_____

1989           $____               $_____               $__                  $_____       $_____   $_____   $_____



Explanatory Notes: With an initial investment of $10,000 in Service
Class of Equity-Income Portfolio on January 1, 198   9    , the net
amount invested in Service Class shares was $10,000. The cost of the
initial investment ($10,000   )     together with the aggregate cost
of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.    Initial offering of Service Class of
Equity-Income Portfolio took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

GROWTH PORTFOLIO. During the    10    -year period ended December 31,
199   8    , a hypothetical $10,000 investment in Initial Class of
Growth Portfolio would have grown to $   _____    .


GROWTH PORTFOLIO -                                                                        INDEXES
INITIAL CLASS

Fiscal Year
Ended          Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living
               $10,000 Investment  Dividend             Capital Gain
                                   Distributions        Distributions

1998           $____               $_____               $__                  $_____       $_____   $_____   $_____

1997           $____               $_____               $__                  $_____       $_____   $_____   $_____

1996           $____               $_____               $__                  $_____       $_____   $_____   $_____

1995           $____               $_____               $__                  $_____       $_____   $_____   $_____

1994           $____               $_____               $__                  $_____       $_____   $_____   $_____

1993           $____               $_____               $__                  $_____       $_____   $_____   $_____

1992           $____               $_____               $__                  $_____       $_____   $_____   $_____

1991           $____               $_____               $__                  $_____       $_____   $_____   $_____

1990           $____               $_____               $__                  $_____       $_____   $_____   $_____

1989           $____               $_____               $__                  $_____       $_____   $_____   $_____



Explanatory Notes: With an initial investment of $10,000 in Initial
Class of Growth Portfolio on January 1, 198   9    , the net amount
invested in Initial Class shares was $10,000. The cost of the initial
investment ($10,000)        together with the aggregate cost of
reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.

During the    10    -year period ended December 31, 199   8    , a
hypothetical $10,000 investment in Service Class of Growth Portfolio
would have grown to $   _____    .



GROWTH PORTFOLIO -                                                                       INDEXES
SERVICE CLASS
Fiscal Year
Ended          Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living
               $10,000 Investment  Dividend             Capital Gain
                                       Distributions        Distributions


1998            $____               $_____               $__                  $_____       $_____   $_____   $_____

1997            $____               $_____               $__                  $_____       $_____   $_____   $_____

1996            $____               $_____               $__                  $_____       $_____   $_____   $_____

1995            $____               $_____               $__                  $_____       $_____   $_____   $_____

1994            $____               $_____               $__                  $_____       $_____   $_____   $_____

1993            $____               $_____               $__                  $_____       $_____   $_____   $_____

1992            $____               $_____               $__                  $_____       $_____   $_____   $_____

1991            $____               $_____               $__                  $_____       $_____   $_____   $_____

1990            $____               $_____               $__                  $_____       $_____   $_____   $_____

1989            $____               $_____               $__                  $_____       $_____   $_____   $_____



Explanatory Notes: With an initial investment of $10,000 in Service
Class of Growth Portfolio on January 1, 198   9    , the net amount
invested in Service Class shares was $10,000. The cost of the initial
investment ($10,000)        together with the aggregate cost of
reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   ____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   ____     for dividends and $   ____     for
capital gain distributions.    Initial offering of Service Class of
Growth Portfolio took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

OVERSEAS PORTFOLIO. During the    10    -year period ended December
31, 199   8    , a hypothetical $10,000 investment in Initial Class of
Overseas Portfolio would have grown to $   _____    .



OVERSEAS PORTFOLIO                                                                        INDEXES
- INITIAL CLASS
Fiscal Year
Ended          Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living
               $10,000 Investment  Dividend             Capital Gain
                                       Distributions        Distributions


1998            $____               $_____               $__                  $_____       $_____   $_____   $_____

1997            $____               $_____               $__                  $_____       $_____   $_____   $_____

1996            $____               $_____               $__                  $_____       $_____   $_____   $_____

1995            $____               $_____               $__                  $_____       $_____   $_____   $_____

1994            $____               $_____               $__                  $_____       $_____   $_____   $_____

1993            $____               $_____               $__                  $_____       $_____   $_____   $_____

1992            $____               $_____               $__                  $_____       $_____   $_____   $_____

1991            $____               $_____               $__                  $_____       $_____   $_____   $_____

1990            $____               $_____               $__                  $_____       $_____   $_____   $_____

1989            $____               $_____               $__                  $_____       $_____   $_____   $_____



Explanatory Notes: With an initial investment of $10,000 in Initial
Class of Overseas Portfolio on January 1, 198   9    , the net amount
invested in Initial Class shares was $10,000. The cost of the initial
investment ($10,000)        together with the aggregate cost of
reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.

During the    10    -year period ended December 31, 199   8    , a
hypothetical $10,000 investment in Service Class of Overseas Portfolio
would have grown to $   _____    .



OVERSEAS PORTFOLIO                                                                        INDEXES
- SERVICE CLASS
Fiscal Year
Ended          Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living
               $10,000 Investment  Dividend             Capital Gain
                                   Distributions        Distributions

1998           $____               $_____               $__                  $_____       $_____   $_____   $_____

1997           $____               $_____               $__                  $_____       $_____   $_____   $_____

1996           $____               $_____               $__                  $_____       $_____   $_____   $_____

1995           $____               $_____               $__                  $_____       $_____   $_____   $_____

1994           $____               $_____               $__                  $_____       $_____   $_____   $_____

1993           $____               $_____               $__                  $_____       $_____   $_____   $_____

1992           $____               $_____               $__                  $_____       $_____   $_____   $_____

1991           $____               $_____               $__                  $_____       $_____   $_____   $_____

1990           $____               $_____               $__                  $_____       $_____   $_____   $_____

1989           $____               $_____               $__                  $_____       $_____   $_____   $_____



Explanatory Notes: With an initial investment of $10,000 in Service
Class of Overseas Portfolio on January 1, 198   9    , the net amount
invested in Service Class shares was $10,000. The cost of the initial
investment ($10,000)        together with the aggregate cost of
reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.    Initial offering of Service Class of
Overseas Portfolio took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

INVESTMENT GRADE BOND PORTFOLIO. During the    10-year     period
   ended     December 31, 199   8    , a hypothetical $10,000
investment in Initial Class of Investment Grade Bond Portfolio would
have grown to $   _____    .



INVESTMENT GRADE                                                                         INDEXES
BOND PORTFOLIO -
INITIAL CLASS
Fiscal Year
Ended          Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living
               $10,000 Investment  Dividend             Capital Gain
                                   Distributions        Distributions

1998            $____               $_____               $__                  $_____       $_____   $_____   $_____

1997            $____               $_____               $__                  $_____       $_____   $_____   $_____

1996            $____               $_____               $__                  $_____       $_____   $_____   $_____

1995            $____               $_____               $__                  $_____       $_____   $_____   $_____

1994            $____               $_____               $__                  $_____       $_____   $_____   $_____

1993            $____               $_____               $__                  $_____       $_____   $_____   $_____

1992            $____               $_____               $__                  $_____       $_____   $_____   $_____

1991            $____               $_____               $__                  $_____       $_____   $_____   $_____

1990            $____               $_____               $__                  $_____       $_____   $_____   $_____

1989            $____               $_____               $__                  $_____       $_____   $_____   $_____



Explanatory Notes: With an initial investment of $10,000 in Initial
Class of Investment Grade Bond Portfolio on    January 1, 1989    ,
the net amount invested in Initial Class shares was $10,000. The cost
of the initial investment ($10,000)        together with the aggregate
cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.

ASSET MANAGER PORTFOLIO. During the period from September 6, 1989
(commencement of operations) to December 31, 199   8    , a
hypothetical $10,000 investment in Initial Class of Asset Manager
Portfolio would have grown to $   _____    .



ASSET MANAGER                                                                          INDEXES
PORTFOLIO -
INITIAL CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998          $____               $_____               $__                  $_____       $_____   $_____   $_____

1997          $____               $_____               $__                  $_____       $_____   $_____   $_____

1996          $____               $_____               $__                  $_____       $_____   $_____   $_____

1995          $____               $_____               $__                  $_____       $_____   $_____   $_____

1994          $____               $_____               $__                  $_____       $_____   $_____   $_____

1993          $____               $_____               $__                  $_____       $_____   $_____   $_____

1992          $____               $_____               $__                  $_____       $_____   $_____   $_____

1991          $____               $_____               $__                  $_____       $_____   $_____   $_____

1990          $____               $_____               $__                  $_____       $_____   $_____   $_____

1989*         $____               $_____               $__                  $_____       $_____   $_____   $_____



* From September 6, 1989 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Initial Class of Asset Manager Portfolio on September 6, 1989, the net amount invested in Initial Class shares was $10,000. The cost of the initial
investment ($10,000)        together with the aggregate cost of
reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions.

During the period from September 6, 1989 (commencement of operations)
to December 31, 199   8    , a hypothetical $10,000 investment in
Service Class of Asset Manager Portfolio would have grown to
$   _____    .



ASSET MANAGER                                                                           INDEXES
PORTFOLIO -
SERVICE CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998         $____               $_____               $__                  $_____       $_____   $_____   $_____

1997         $____               $_____               $__                  $_____       $_____   $_____   $_____

1996         $____               $_____               $__                  $_____       $_____   $_____   $_____

1995         $____               $_____               $__                  $_____       $_____   $_____   $_____

1994         $____               $_____               $__                  $_____       $_____   $_____   $_____

1993         $____               $_____               $__                  $_____       $_____   $_____   $_____

1992         $____               $_____               $__                  $_____       $_____   $_____   $_____

1991         $____               $_____               $__                  $_____       $_____   $_____   $_____

1990         $____               $_____               $__                  $_____       $_____   $_____   $_____

1989*        $____               $_____               $__                  $_____       $_____   $_____   $_____



* From September 6, 1989 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class of Asset Manager Portfolio on September 6, 1989, the net amount invested in Service Class shares was $10,000. The cost of the initial
investment ($10,000)        together with the aggregate cost of
reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.    Initial offering of Service Class of
Asset Manager Portfolio took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

ASSET MANAGER: GROWTH PORTFOLIO. During the period from January 3,
1995 (commencement of operations) to December 31, 199   8    , a
hypothetical $10,000 investment in Initial Class of Asset Manager:
Growth Portfolio would have grown to $   _____    .



ASSET MANAGER:                                                                          INDEXES
GROWTH PORTFOLIO -
INITIAL CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998         $____               $_____               $__                  $_____       $_____   $_____   $_____

1997         $____               $_____               $__                  $_____       $_____   $_____   $_____

1996         $____               $_____               $__                  $_____       $_____   $_____   $_____

1995*        $____               $_____               $__                  $_____       $_____   $_____   $_____



* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Initial Class of Asset Manager: Growth Portfolio on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the
initial investment ($10,000)        together with the aggregate cost
of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.

During the period from January 3, 1995 (commencement of operations) to
December 31, 199   8    , a hypothetical $10,000 investment in Service
Class of Asset Manager: Growth Portfolio would have grown to
$   _____    .



ASSET MANAGER:                                                                         INDEXES
GROWTH PORTFOLIO -
SERVICE CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998          $____               $_____               $__                  $_____       $_____   $_____   $_____

1997          $____               $_____               $__                  $_____       $_____   $_____   $_____

1996          $____               $_____               $__                  $_____       $_____   $_____   $_____

1995*         $____               $_____               $__                  $_____       $_____   $_____   $_____



* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class of Asset Manager: Growth Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the
initial investment ($10,000)        together with the aggregate cost
of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.    Initial offering of Service Class of
Asset Manager: Growth Portfolio took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

INDEX 500 PORTFOLIO. During the period from August 27, 1992
(commencement of operations) to December 31, 199   8    , a
hypothetical $10,000 investment in Initial Class of Index 500
Portfolio would have grown to $   _____    .



INDEX 500 PORTFOLIO                                                                     INDEXES
- INITIAL CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998          $____               $_____               $__                  $_____       $_____   $_____   $_____

1997          $____               $_____               $__                  $_____       $_____   $_____   $_____

1996          $____               $_____               $__                  $_____       $_____   $_____   $_____

1995          $____               $_____               $__                  $_____       $_____   $_____   $_____

1994          $____               $_____               $__                  $_____       $_____   $_____   $_____

1993          $____               $_____               $__                  $_____       $_____   $_____   $_____

1992*         $____               $_____               $__                  $_____       $_____   $_____   $_____



* From August 27, 1992 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Initial Class of Index 500 Portfolio on August 27, 1992, the net amount invested in Initial Class shares was $10,000. The cost of the initial
investment ($10,000)        together with the aggregate cost of
reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.

CONTRAFUND PORTFOLIO. During the period from January 3, 1995
(commencement of operations) to December 31, 199   8    , a
hypothetical $10,000 investment in Initial Class of Contrafund
Portfolio would have grown to $   _____    .



CONTRAFUND                                                                              INDEXES
PORTFOLIO -
INITIAL CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998          $____               $_____               $__                  $_____       $_____   $_____   $_____

1997          $____               $_____               $__                  $_____       $_____   $_____   $_____

1996          $____               $_____               $__                  $_____       $_____   $_____   $_____

1995*         $____               $_____               $__                  $_____       $_____   $_____   $_____



* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Initial Class of Contrafund Portfolio on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the initial
investment ($10,000)        together with the aggregate cost of
reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.

During the period from January 3, 1995 (commencement of operations) to
December 31, 199   8    , a hypothetical $10,000 investment in Service
Class of Contrafund Portfolio would have grown to $   _____    .



CONTRAFUND                                                                              INDEXES
PORTFOLIO -
SERVICE CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998          $____               $_____               $__                  $_____       $_____   $_____   $_____

1997          $____               $_____               $__                  $_____       $_____   $_____   $_____

1996          $____               $_____               $__                  $_____       $_____   $_____   $_____

1995*         $____               $_____               $__                  $_____       $_____   $_____   $_____



* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class of Contrafund Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial
investment ($10,000)        together with the aggregate cost of
reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.    Initial offering of Service Class of
Contrafund Portfolio took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

BALANCED PORTFOLIO. During the period from January 3, 1995
(commencement of operations) to December 31, 199   8    , a
hypothetical $10,000 investment in Initial Class of Balanced Portfolio
would have grown to $   _____    .



BALANCED PORTFOLIO                                                                      INDEXES
- INITIAL CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998          $____               $_____               $__                  $_____       $_____   $_____   $_____

1997          $____               $_____               $__                  $_____       $_____   $_____   $_____

1996          $____               $_____               $__                  $_____       $_____   $_____   $_____

1995*         $____               $_____               $__                  $_____       $_____   $_____   $_____



* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Initial Class of Balanced Portfolio on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the initial
investment ($10,000)        together with the aggregate cost of
reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.

During the period from January 3, 1995 (commencement of operations) to
December 31, 199   8    , a hypothetical $10,000 investment in Service
Class of Balanced Portfolio would have grown to $   _____    .



BALANCED PORTFOLIO                                                                      INDEXES
- SERVICE CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998          $____               $_____               $__                  $_____       $_____   $_____   $_____

1997          $____               $_____               $__                  $_____       $_____   $_____   $_____

1996          $____               $_____               $__                  $_____       $_____   $_____   $_____

1995*         $____               $_____               $__                  $_____       $_____   $_____   $_____



* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class of Balanced Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial
investment ($10,000)        together with the aggregate cost of
reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.    Initial offering of Service Class of
Balanced Portfolio took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

GROWTH & INCOME PORTFOLIO. During the period from December 31, 1996
(commencement of operations) to December 31, 199   8    , a
hypothetical $10,000 investment in Initial Class of Growth & Income
Portfolio would have grown to $   _____    .



GROWTH & INCOME                                                                         INDEXES
PORTFOLIO -
INITIAL CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998         $_____              $_____               $__                  $_____       $_____   $_____   $_____

1997*        $_____              $_____               $__                  $_____       $_____   $_____   $_____



* From December 31, 1996 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Initial Class of Growth & Income Portfolio on December 31, 1996, the net amount invested in Initial Class shares was $10,000. The cost of the
initial investment ($10,000)        together with the aggregate cost
of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.

During the period from December 31, 1996 (commencement of operations)
to December 31, 199   8    , a hypothetical $10,000 investment in
Service Class of Growth & Income Portfolio would have grown to
$   _____    .



GROWTH & INCOME                                                                         INDEXES
PORTFOLIO -
SERVICE CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998          $_____              $_____               $__                  $_____       $_____   $_____   $_____

1997*         $_____              $_____               $__                  $_____       $_____   $_____   $_____



* From December 31, 1996 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class of Growth & Income Portfolio on December 31, 1996, the net amount invested in Service Class shares was $10,000. The cost of the
initial investment ($10,000)        together with the aggregate cost
of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.    Initial offering of Service Class of
Growth & Income Portfolio took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.
GROWTH OPPORTUNITIES PORTFOLIO. During the period from January 3, 1995
(commencement of operations) to December 31, 199   8    , a
hypothetical $10,000 investment in Initial Class of Growth
Opportunities Portfolio would have grown to $   _____    .



GROWTH                                                                                  INDEXES
OPPORTUNITIES
PORTFOLIO -
INITIAL CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998         $____               $_____               $__                  $_____       $_____   $_____   $_____

1997         $____               $_____               $__                  $_____       $_____   $_____   $_____

1996         $____               $_____               $__                  $_____       $_____   $_____   $_____

1995*        $____               $_____               $__                  $_____       $_____   $_____   $_____



* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Initial Class of Growth Opportunities Portfolio on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the
initial investment ($10,000)        together with the aggregate cost
of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.

During the period from January 3, 1995 (commencement of operations) to
December 31, 199   8    , a hypothetical $10,000 investment in Service
Class of Growth Opportunities Portfolio would have grown to
$   _____    .



GROWTH                                                                                  INDEXES
OPPORTUNITIES
PORTFOLIO -
SERVICE CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998          $____               $_____               $__                  $_____       $_____   $_____   $_____

1997          $____               $_____               $__                  $_____       $_____   $_____   $_____

1996          $____               $_____               $__                  $_____       $_____   $_____   $_____

1995*         $____               $_____               $__                  $_____       $_____   $_____   $_____



* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class of Growth Opportunities Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the
initial investment ($10,000)        together with the aggregate cost
of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
    amounted to $   _____    . If distributions had not been
reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would
have amounted to $   _____     for dividends and $   _____     for
capital gain distributions.    Initial offering of Service Class of
Growth Opportunities Portfolio took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

       MID CAP PORTFOLIO.    During the period from December 14, 1998
(commencement of operations) to December 31, 1998, a hypothetical
$10,000 investment in Initial Class of Mid Cap Portfolio would have grown to $_____.



MID CAP PORTFOLIO -                                                                     INDEXES
INITIAL CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998*        $_____              $_____               $__                  $_____       $_____   $_____   $_____



   * From December 14, 1998 (commencement of operations).

   ** From month-end closest to initial investment date.

   Explanatory Notes: With an initial investment of $10,000 in Initial Class of Mid Cap Portfolio on December 14, 1998, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions.
   During the period from December 14, 1998 (commencement of operations) to December 31, 1998, a hypothetical $10,000 investment in Service Class of Mid Cap Portfolio would have grown to $_____.



MID CAP PORTFOLIO -                                                                     INDEXES
SERVICE CLASS
Fiscal Year
Ended        Value of Initial    Value of Reinvested  Value of Reinvested  Total Value  S&P 500  DJIA     Cost of Living**
             $10,000 Investment  Dividend             Capital Gain
                                 Distributions        Distributions

1998*        $_____              $_____               $__                  $_____       $_____   $_____   $_____



   * From December 14, 1998 (commencement of operations).

   ** From month-end closest to initial investment date.

   Explanatory Notes: With an initial investment of $10,000 in Service Class of Mid Cap Portfolio on December 14, 1998, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions.

INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN

The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International
   indexes     database, the total market capitalization of Latin
American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital
International stock market ind   ex    es for the twelve months ended
December 31, 199   8    . Of course, these results are not indicative
of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the
ind   ex    es.

MARKET CAPITALIZATION. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization.
According to Morgan Stanley Capital International, the size of the
markets as measured in U.S. dollars grew from $____    billion     in
199   7     to $_____        billion in 199   8    .

The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital
International    indexes     database. The value of the markets
   are     measured in billions of U.S. dollars as of December 31,
199   8    .

TOTAL MARKET CAPITALIZATION

Australia   $_____   Japan                $_____

Austria     _____    Netherlands          _____

Belgium     _____    Norway               _____

Canada      _____    Singapore/Malaysia   ____/____

Denmark     _____    Spain                _____

France      _____    Sweden               _____

Germany     _____    Switzerland          _____

Hong Kong   _____    United Kingdom       _____

Italy       _____    United States        _____


The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of the markets is measured in
billions of U.S. dollars as of December 31, 199   8    .

TOTAL MARKET CAPITALIZATION - LATIN AMERICA

Argentina            $ _____

Brazil               $ _____

Chile                $ _____

Colombia             $ _____

Mexico               $ _____

Venezuela            $ _____

Total Latin America  $ $_____


NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market
   indexes     for the twelve months ended December 31, 199   8    .
The second table shows the same performance as measured in local
currency. Each table measures        return based on the period's
change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These
are unmanaged    indexes     composed of a sampling of selected
companies representing an approximation of the market structure of the designated country.

STOCK MARKET PERFORMANCE
MEASURED IN U.S. DOLLARS

Australia   _____%  Japan                _____%

Austria     _____   Netherlands          _____

Belgium     _____   Norway               _____

Canada      _____   Singapore/Malaysia   ____/___

Denmark     _____   Spain                _____

France      _____   Sweden               _____

Germany     _____   Switzerland          _____

Hong Kong   _____   United Kingdom       _____

Italy       _____   United States        _____


STOCK MARKET PERFORMANCE
MEASURED IN LOCAL CURRENCY

Australia   _____%  Japan                _____%

Austria     ______  Netherlands          _____

Belgium     ______  Norway               _____

Canada      ______  Singapore/Malaysia   ____/___

Denmark     ______  Spain                _____

France      ______  Sweden               _____

Germany     ______  Switzerland          _____

Hong Kong   ______  United Kingdom       _____

Italy       ______  United States        _____


The following table shows the average annualized stock market returns
measured in U.S. dollars as of December 31, 199   8    .

STOCK MARKET PERFORMANCE

                Five Years Ended   Ten Years Ended
                December 31, 1998  December 31, 1998

Germany          ____%              ____%

Hong Kong        _____              _____

Japan            _____              _____

Spain            _____              _____

United Kingdom   _____              _____

United States    _____              _____


PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings
are based on        return, assume reinvestment of distributions, do
not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a class's performance may be compared to stock, bond, and money market mutual
fund performance ind   ex    es prepared by Lipper or other
organizations. When comparing these ind   ex    es, it is important to
remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and
periodicals. For example, a    class     may quote Morningstar, Inc.
in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time
may also be quoted in advertising.    A bond fund may advertise risk
ratings, including symbols or numbers, prepared by independent rating agencies.

A class's performance may also be compared to that of    each
index representing the universe of securities in which the fund may
invest. The        return of    each     index reflects reinvestment
of all dividends and capital gains paid by securities included in
   each     index. Unlike a class's returns, however,    each
index's     returns do not reflect brokerage commissions, transaction
fees, or other costs of investing directly in the securities included in the index.

The Asset Allocation Composite Ind   ex    es (for Asset Manager and
Asset Manager: Growth) are hypothetical representations of the performance of the funds' three asset classes according to their respective weighting in each fund's neutral mix. The weightings are
rebalanced monthly.    For periods after     January 1, 1997, the
Asset Allocation Composite Index represents Asset Manager's three
asset classes according to their respective weighting   s     in the
fund's neutral mix (10%        short-term/money market; 40%
    bonds; and 50%        stocks)   . For periods after January 1,
1997,     the Aggressive Asset Allocation Composite Index represents
Asset Manager: Growth's three asset classes according to their
respective weighting   s     in the fund's neutral mix (5%
    short-term/money market; 25%        bonds; and 70%        stocks).
   The following indexes are used to calculate the asset allocation composite indexes: S&P 500 for the stock class, Lehman Brothers Aggregate Bond Index for the bond class and the Lehman Brothers 3-Month Treasury Bill Index for the short-term/money market class. For periods between June 1, 1992 and January 1, 1997, the Asset Allocation Composite Index represented Asset Manager's three asset classes according to their respective weightings in the fund's neutral mix (20% short-term instruments; 40% bonds; and 40% stocks) during that period of time. The following indexes are used to calculate the Asset Allocation Composite Index during that period of time: the Lehman Brothers 3-Month Treasury Bill Index, the Lehman Brothers U.S. Treasury Index and the S&P 500. For periods prior to June 1, 1992, the Asset Allocation Composite Index represented Asset Manager's three asset classes according to their respective weightings in the fund's neutral mix (30% money market instruments; 40% bonds; and 30% stocks) during that period of time. The following indexes are used to calculate the Asset Allocation Composite Index during that period of time: the Lehman Brothers 3-Month Treasury Bill Index, the Lehman Brothers U.S. Treasury Index, and the S&P 500. For periods prior to January 1, 1997, the Aggressive Asset Allocation Composite Index represented Asset Manager: Growth's three asset classes according to their respective weightings in the fund's neutral mix (5% short-term instruments; 30% bonds; and 65% stocks) during that period of time. The following indexes are used to calculate the Aggressive Asset Allocation Composite Index during that period of time: the Lehman Brothers 3-Month Treasury Bill Index, the Lehman Brothers U.S. Treasury Index, and the S&P 500.

   S&P 500     is a market capitalization-weighted index of common
stocks.

   LEHMAN BROTHERS AGGREGATE BOND INDEX     is a    market
value-weighted index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.

   LEHMAN BROTHERS U.S. TREASURY INDEX is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one year or more. Issues in the index must have at least $100 million par amount outstanding. Certain special issues, such as flower bonds, targeted investor notes (TINs), and state and local government series
(SLGs) bonds are excluded.

   LEHMAN BROTHERS 3-MONTH TREASURY BILL INDEX [to be added].

Asset Manager and Asset Manager: Growth have the ability to invest in
securities that are not included in any of the    indexes    , and
each fund's actual investment portfolio may not reflect the
composition or the weighting of the    indexes     used. The    Lehman
Brothers 3-Month Treasury Bill Index, the Lehman Brothers U.S.
Treasury Index, the Lehman Brothers Aggregate Bond Index, the     S&P
500   ,     and the    A    sset    A    llocation    C    omposite
   Indexes     include reinvestment of income or dividends   , as
appropriate,     and are based on the prices of unmanaged groups of
U.S. Treasury obligations   , other fixed-income obligations or
stocks, as appropriate    . Unlike each fund's returns, the
ind   ex    es do not include the effect of paying brokerage
commissions, spreads, or other costs of investing. Historical results are used for illustrative purposes only and do not reflect the past or future performance of the funds.

The following table represents the comparative ind   ex    es'
calendar year-to-year performance:

      Lehman Brothers                    Lehman Brothers       S&P 500
      3-Month Treasury  Lehman Brothers  U.S. Treasury Index
      Bill Index        Aggregate
                        Bond Index

1998  _____%            _____%           ____%                 ____%

1997   6.40             _____%            9.57                  33.36

1996   8.74             _____%            2.70                  22.96

1995   8.21             _____%            18.35                 37.58

1994   6.22             _____%            -3.38                 1.32

1993   2.92             _____%            10.68                 10.08

1992   3.20             _____%            7.21                  7.62

1991   4.26             _____%            15.29                 30.47

1990   6.09             _____%            8.54                  -3.10

1989   5.39             _____%            14.38                 31.69


   Balanced may compare its performance to that of the Fidelity Balanced Composite Index which is a hypothetical representation of the performance of the fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the Fidelity Balanced Composite Index: Standard & Poor's 500 Index (S&P 500) for the equity category and the Lehman Brothers Aggregate Bond Index for the bond category. The index weightings of the Fidelity Balanced Composite Index are rebalanced monthly.

   Each of Asset Manager, Asset Manager: Growth, Balanced, Contrafund, Equity-Income, Growth & Income, Growth, Growth Opportunities, and
Index 500 may compare its performance to that of Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks.

   Equity-Income may also compare its performance to that of the Russell 3000 Value Index, a market capitalization-weighted index of U.S. domiciled value oriented stocks.

   Growth may also compare its performance to that of the Russell 3000 Growth Index, a market capitalization-weighted index of U.S. domiciled growth oriented stocks.

   Mid Cap may compare its performance to that of the Standard &
Poor's MidCap 400 (registered trademark) Index, a market capitalization-weighted index of 400 medium-capitalization stocks.

   Overseas may compare its performance to that of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside of the United States and Canada. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. Effective October 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998. Stocks are selected for the Morgan Stanley Capital International
(MSCI) index on the basis of industry representation, liquidity, sufficient float, and avoidance of cross-ownership.

   Each of Investment Grade Bond and Balanced may also compare its performance to the Lehman Brothers Aggregate Bond Index, a market value-weighted index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.

   High Income may compare its performance to that of the Merrill Lynch High Yield Master Index, a market value-weighted index of all domestic and yankee high-yield bonds with an outstanding par value of at least $50 million and maturities of at least one year. Issues included in the index have a credit rating lower than BBB-/Baa3 but are not in default (DDD1 or lower). Split-rated issues (i.e., rated investment-grade by one rating agency and high-yield by another) are included in the index based on the issue's corresponding composite rating. Structured-note issues, deferred interest bonds, and pay-in-kind bonds are excluded.

A    class     may be compared in advertising to Certificates of
Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different
ind   ex    es.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond
directly to those of the funds. Ibbotson calculates        returns in
the same method as the funds. The funds may also compare performance to that of other compilations or ind ex es that may be developed and made available in the future.

Money Market Portfolio may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGESTM/All Taxable (Money Market), which is reported in IBC's MONEY FUND
REPORTTM, covers over    ___     taxable money market funds.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

In advertising materials and registration statements, Fidelity and insurance companies may refer to each portfolio of Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) either with or without the name "Fidelity" before the trust's name (or acronym). In either case, however, the trust's name (or acronym) will appear before the portfolio's name to distinguish the portfolio from other Fidelity funds.

   Each     fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.

A    class     may present its fund number, Quotron(trademark) number,
and CUSIP number, and discuss or quote    the fund's     current
portfolio manager.

VOLATILITY. A class of a bond    or equity     fund may quote various
measures of volatility and benchmark correlation in advertising. In
addition,    the class     may compare these measures to those of
other funds. Measures of volatility seek to compare a class's
historical share price fluctuations or        returns to those of a
benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In
advertising, a bond, growth    &     income, or asset allocation fund
may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate price movements over specific periods of
time for each class of    an equity or     bond        fund. Each
point on the momentum indicator represents a class's percentage change in price movements over that period.

A   n equity,     bond,        or asset allocation fund may advertise
examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

Each fund is available only through the purchase of variable annuity and variable life insurance contracts offering deferral of income taxes on earnings, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period. Individuals holding shares of a fund through a variable annuity or variable life insurance contract may receive additional tax benefits from the deferral of income taxes associated with variable contracts. Individuals should consult their tax advisors to determine the effect of holding variable contracts on their individual tax situations.

As of December 31, 199   8    , FMR advised over $   34     billion in
municipal fund assets, $   118     billion in taxable fixed-income
fund assets, $   123     billion in money market fund assets,
$   497     billion in equity fund assets, $   13     billion in
international fund assets, and $   29     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, each class of a bond or money market fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A class's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

YIELDS AND        RETURNS QUOTED FOR A CLASS INCLUDE THE CLASS'S
EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE YOU CAN PURCHASE SHARES OF EACH FUND ONLY THROUGH A VARIABLE ANNUITY AND/OR A VARIABLE LIFE INSURANCE CONTRACT, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a class's performance has the effect of increasing the performance quoted.

DISTRIBUTIONS AND TAXES

For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus.

Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisers for a more complete discussion of possible tax consequences in a particular situation.

Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each fund intends to comply with these requirements.

TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a
"regulated investment company"    under Subchapter M of the Internal
Revenue Code     so that it will not be liable for federal tax on
income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies. Income and capital gain distributions are reinvested in additional shares of the same class of the fund. This is done to preserve the tax-advantaged status of the variable contracts. Money Market Portfolio may distribute any net realized short-term capital gains once a year or more often as necessary to maintain its NAV at $1.00. Money Market Portfolio does not anticipate distributing long-term capital gains.

   As of December 31, 1998, _______ Portfolio had a capital loss carryforward aggregating approximately $______. This loss carryforward, of which $_____ and $_____ will expire on December 31, 200_ and 200_, respectively, is available to offset future capital gains.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of
the trust   s     are listed below.    The Board of Trustees governs
each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services
to each fund, and review each fund's performance.     Except as
indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar
capacities for other funds advised by FMR    or its affiliates    .
The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their
affiliation with        the trust   ,     FMR    or BT     are
indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (   68    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. Abigail Johnson, Vice President of certain Equity Funds, is Mr. Johnson's daughter.

J. GARY BURKHEAD (   57    ), Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

RALPH F. COX (   66    ), Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (   67    ), Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.

ROBERT M. GATES (   55    ), Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

E. BRADLEY JONES (   71    ), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc. (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

DONALD J. KIRK (   66    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the
Board of Directors of    National Arts Stabilization Inc.    ,
Chairman of the Board of Trustees of the Greenwich Hospital
Association,    Director of the Yale-New Haven Health Services Corp.
(1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section
(1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

*PETER S. LYNCH (   55    ), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (   65    ), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (   70    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN (   65    ), Trustee (1993), is Chairman of the Board
   of     Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp.
(imaging and information storage, 1997   ).

*ROBERT C. POZEN (   52    ), Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice
President of FMR Corp   .

THOMAS R. WILLIAMS (   70    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).

DWIGHT D. CHURCHILL (   45    ), is Vice President of Bond Funds,
Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

BOYCE I. GREER (   42    ), is Vice President of Money Market Funds
(1997), Group Leader of the Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).

ABIGAIL P. JOHNSON (   37    ), is Vice President of certain Equity
Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

FRED L. HENNING, JR. (   59    ), is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.

BART A. GRENIER (   39    ), is Vice President of certain High-Income
Bond Funds (1997). Mr. Grenier rejoined Fidelity in August 1997 from DDJ Capital Management, LLC, where he had served as Managing Director since April 1997. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst. Mr. Grenier served as a Director of High-Income Group Research and as Director of U.S. Equity Research from 1994 to March 1996. He later became Group Leader of the Income-Growth and Asset Allocation-Income Groups in 1996 and Assistant Equity Division Head in 1997.

ROBERT A. LAWRENCE (   46    ), is Vice President of certain Equity
Funds (1997), Vice President of Fidelity Real Estate High Income Fund
(1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).

RICHARD A. SPILLANE, JR. (   47    ), is Vice President of certain
Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity
International, Limited. Prior to that position, Mr. Spillane served as Director of Research.

ROBERT DUBY (   52    ), is Vice President of VIP: Money Market
Portfolio (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Duby has managed a variety of Fidelity funds.

BARRY J. COFFMAN (   39    ), is Vice President of VIP: High Income
Portfolio.

STEPHEN R. PETERSEN (   42    ), is Vice President of VIP:
Equity-Income Portfolio (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

JENNIFER UHRIG (   37    ), is Vice President of VIP: Growth Portfolio
(1997) and other funds advised by FMR. Prior to her current responsibilities, Ms. Uhrig has managed a variety of Fidelity funds.

RICHARD R. MACE, JR. (   37    ), is Vice President of VIP: Overseas
Portfolio (1996) and other funds advised by FMR. Prior to his current responsibilities, Mr. Mace has managed a variety of Fidelity funds.

KEVIN E. GRANT (   38    ), is Vice President of VIP II: Investment
Grade Bond Portfolio (1997), VIP III: Balanced Portfolio (1996), and other funds advised by FMR. Since joining Fidelity in 1993, Mr. Grant has managed a variety of Fidelity funds. Prior to joining Fidelity, Mr. Grant was vice president and chief mortgage strategist at Morgan Stanley for three years.

RICHARD C. HABERMANN (   58    ), is Vice President of VIP II: Asset
Manager Portfolio (1996), VIP II: Asset Manager: Growth Portfolio
(1996), and other funds advised by FMR. He is also Senior Vice
President of FMR (1993) and a managing director of Fidelity
Investments. Prior to his current responsibilities, Mr. Habermann has managed a variety of Fidelity funds.

CHARLES S. MORRISON II (   38    ), is Vice President of VIP II: Asset
Manager Portfolio (1997), VIP II: Asset Manager: Growth Portfolio
(1997), and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.

JOHN J. TODD (   49    ), is Vice President of VIP II: Asset Manager
Portfolio (1996), VIP II: Asset Manager: Growth Portfolio (1996), and other funds advised by FMR. Prior to his current responsibilities, Mr. Todd has managed a variety of Fidelity funds.

WILLIAM DANOFF (   38    ), is Vice President of VIP II: Contrafund
Portfolio (1995) and another fund advised by FMR. Since 1990, Mr.
Danoff has managed another Fidelity fund.

GEORGE A. VANDERHEIDEN (   53    ), is Vice President of VIP III:
Growth Opportunities Portfolio (1995) and other funds advised by FMR. Prior to his current responsibilities, Mr. Vanderheiden has managed a variety of Fidelity funds.

   STEVEN J. SNIDER (38), is Vice President of VIP II: Asset Manager Portfolio (1998) and VIP II: Asset Manager: Growth Portfolio (1998).


ERIC D. ROITER (   50    ), Secretary (1998), is Vice President (1998)
and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).

RICHARD A. SILVER (   51    ), Treasurer (1997), is Treasurer of the
Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

   MATTHEW N. KARSTETTER (37), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

   STANLEY N. GRIFFITH (52), Assistant Vice President (1998), is
Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.

JOHN H. COSTELLO (   52    ), Assistant Treasurer, is an employee of
FMR.

LEONARD M. RUSH (   52    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage
Services, Inc. (1990-1993).

THOMAS J. SIMPSON (   40    ), Assistant Treasurer (1996), is
Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his
or her services for the fiscal year ended December 31, 199   8    .
COMPENSATION TABLE


AGGREGATE              J. Gary Burkhead**  Ralph  F. Cox   Phyllis Burke Davis  Robert M. Gates    Edward C. Johnson
COMPENSATION FROM                                                                                  3d**
A FUND

Money Market           $ 0                 $___            $___                 $___               $ 0

High Income             0                  $___            ____                 ____                0

Equity-Income           0                  $___            ____                 ____                0

Growth                  0                  $___            ____                 ____                0

Overseas                0                  $___            ____                 ____                0

Investment Grade        0                  $___            ____                 ____                0
Bond

Asset Manager           0                  $___            ____                 ____                0

Index 500               0                  $___            ____                 ____                0

Contrafund              0                  $___            ____                 ____                0

Asset Manager:          0                  $___            ____                 ____                0
Growth

Balanced                0                  $___            ____                 ____                0

Growth &  Income        0                  $___            ____                 ____                0

Growth Opportunities    0                  $___            ____                 ____                0

Mid Cap +               0                  $___            ____                 ____                0

TOTAL  COMPENSATION    $ 0                 $ 223,500        $220,500            $ 223,500          $ 0
FROM THE FUND
COMPLEX *, A




AGGREGATE              E. Bradley Jones  Donald J. Kirk    Peter S. Lynch**   William O. McCoy   Gerald C. McDonough
COMPENSATION FROM
A FUND

Money Market           $___              $___              $ 0                $___               $___

High Income            ____              ____               0                 ____               ____

Equity-Income          ____              ____               0                 ____               ____

Growth                 ____              ____               0                 ____               ____

Overseas               ____              ____               0                 ____               ____

Investment Grade       ____              ____               0                 ____               ____
Bond

Asset Manager          ____              ____               0                 ____               ____

Index 500              ____              ____               0                 ____               ____

Contrafund             ____              ____               0                 ____               ____

Asset Manager:         ____              ____               0                 ____               ____
Growth

Balanced               ____              ____               0                 ____               ____

Growth &  Income       ____              ____               0                 ____               ____

Growth Opportunities   ____              ____               0                 ____               ____

Mid Cap +              ____              ____               0                 ____               ____

TOTAL  COMPENSATION    $ 222,000          $226,500         $ 0                $ 223,500          $ 273,500
FROM THE FUND
COMPLEX *, A



AGGREGATE              Marvin L. Mann    Robert C. Pozen**    Thomas R. Williams
COMPENSATION FROM
A FUND

Money Market           $___              $ 0                  $___

High Income            ____               0                   ____

Equity-Income          ____               0                   ____

Growth                 ____               0                   ____

Overseas               ____               0                   ____

Investment Grade       ____               0                   ____
Bond

Asset Manager          ____               0                   ____

Index 500              ____               0                   ____

Contrafund             ____               0                   ____

Asset Manager:         ____               0                   ____
Growth

Balanced               ____               0                   ____

Growth &  Income       ____               0                   ____

Growth Opportunities   ____               0                   ____

Mid Cap +              ____               0                   ____

TOTAL  COMPENSATION    $220,500          $ 0                  $ 223,500
FROM THE FUND
COMPLEX *, A


* Information is for the calendar year ended December 31, 199   8
for    237     funds in the complex.

** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.

   + Estimated.

A    Compensation figures include cash, amounts required to be
deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation: Ralph F. Cox, $55,039; William O. McCoy, $55,039; Marvin L. Mann, $55,039; and Thomas R. Williams, $55,039.

B    Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C    The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $ __; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

   As of _______, 199_, approximately ____% of Money Market's, ____% of Investment Grade Bond's, ____% of Index 500's, ____% of High Income's, ____% of Asset Manager's, ____% of Asset Manager: Growth's, ____% of Equity-Income's, ____% of Contrafund's, ____% of Growth's,
____% of Overseas', ____% of Growth & Income's, ____% of Balanced's,
____% of Growth Opportunities', and ____% of Mid Cap's total outstanding shares were held by FMR and/or an FMR affiliate. FMR Corp. is the ultimate parent company of FMR and this FMR affiliate. By virtue of his ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page __, Mr. Edward C. Johnson 3d, President and Trustee of the funds, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of the funds' shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than __% of each class's total outstanding shares.

As of _______, 199   _    , the following owned of record or
beneficially 5% or more (up to and including 25%) of each class's outstanding shares:

{INFORMATION TO BE INSERTED}

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

   CONTROL OF INVESTMENT ADVISERS

   FMR Corp., organized in 1972, is the ultimate parent company of
FMR, FIMM, FMR U.K., and FMR Far East.     The voting common stock of
FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority
vote of Class B shares. Under the    1940 Act    , control of a
company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

   Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of FIIA and FIIA(U.K.)L. Edward
C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world.

Fidelity investment personnel may invest in securities for their own
   investment     accounts pursuant to a code of ethics that sets
forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary
of    Bankers Trust Corporation (formerly     Bankers Trust New York
Corporation), a bank holding company, whose principal offices are also at 130 Liberty Street, New York, New York 10006.

MANAGEMENT CONTRACTS

   Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT AND SUB-ADVISORY SERVICES (INDEX 500 PORTFOLIO). FMR
provides    Index 500     with all necessary office facilities and
personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

BT is the sub-adviser of the fund and acts as the fund's custodian. Under its management contract with the fund, FMR acts as investment adviser. Under the sub-advisory agreement, and subject to the supervision of the Board of Trustees, BT directs the investments of the fund in accordance with its investment objective, policies and limitations, administers the securities lending program of the fund, and provides custodial services to the fund.

   BT has been advised by counsel that BT currently may perform the services for the fund described herein without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.

MANAGEMENT SERVICES (EXCEPT INDEX 500 PORTFOLIO). Under    the terms
of     its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR; for Index 500, the sub-advisory fee payable to BT; and the fees payable to FSC and FIIOC, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for typesetting, printing, and mailing proxy
material   s     to shareholders, legal expenses, and the fees of the
custodian (except Index 500), auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, FIIOC bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT AND SUB-ADVISORY FEES (INDEX 500 PORTFOLIO). For the
services of FMR under the        contract, Index 500 pays FMR and BT
monthly management and sub-advisory fees at the annual rate of 0.24%
of    the fund's     average net assets throughout the month. These
fees include management fees of 0.24% payable to FMR, and estimated sub-advisory fees of less than 0.01% payable to BT (representing 40% of net income from securities lending).

MANAGEMENT FEES (EXCEPT INDEX 500 PORTFOLIO). For the services of FMR under the management contract, High Income, Investment Grade Bond, Equity-Income, Balanced, Growth, Growth & Income, Growth
Opportunities, Overseas, Asset Manager,    Contrafund, Asset Manager:
Growth and Mid Cap     each pays FMR a monthly management fee which
has two components: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

For the services of FMR under the management contract, Money Market pays FMR a monthly management fee which has three components: a group
fee rate, an individual fund fee rate   ,     and an income-based
component of 6% of the fund's    monthly     gross income in excess of
a   n annualized     5% yield.    For this purpose, gross income
includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations,
less amortization of premium on portfolio obligations.     The maximum
income-based component is    an amount equal to an annual rate of
    0.24% of the fund's average net assets    throughout the
month    .

The following is the fee schedule for    Money Market, Investment
Grade Bond, and High Income Portfolios.

GROUP FEE RATE                         EFFECTIVE ANNUAL
SCHEDULE                               FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual
                                                         Fee Rate


0         -  $3 billion  .3700%        $ 0.5 billion    .3700%

3         -  6           .3400         25               .2664

6         -  9           .3100         50               .2188

9         -  12          .2800         75               .1986

12        -  15          .2500         100              .1869

15        -  18          .2200         125              .1793

18        -  21          .2000         150              .1736

21        -  24          .1900         175              .1690

24        -  30          .1800         200              .1652

30        -  36          .1750         225              .1618

36        -  42          .1700         250              .1587

42        -  48          .1650         275              .1560

48        -  66          .1600         300              .1536

66        -  84          .1550         325              .1514

84        -  120         .1500         350              .1494

120       -  156         .1450         375              .1476

156       -  192         .1400         400              .1459

192       -  228         .1350         425              .1443

228       -  264         .1300         450              .1427

264       -  300         .1275         475              .1413

300       -  336         .1250         500              .1399

336       -  372         .1225         525              .1385

372       -  408         .1200         550              .1372

408       -  444         .1175

444       -  480         .1150

480       -  516         .1125

Over 516                 .1100



The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   ___     billion of group net assets - the approximate
level for December 199   8     - was 0.   ____    %, which is the
weighted average of the respective fee rates for each level of group
net assets up to $   ___     billion.

T   he following is the fee schedule for Equity-Income, Balanced,
Growth, Growth & Income, Growth Opportunities, Overseas, Asset
Manager, Contrafund, Asset Manager: Growth, and Mid Cap
Portfolios.

GROUP FEE RATE                       EFFECTIVE ANNUAL
SCHEDULE                             FEE RATES

Average Group Assets     Annualized  Group Net      Effective Annual
                         Rate        Assets         Fee Rate


0         -  $3 billion  .5200%      $ 0.5 billion  .5200%

3         -  6           .4900       25             .4238

6         -  9           .4600       50             .3823

9         -  12          .4300       75             .3626

12        -  15          .4000       100            .3512

15        -  18          .3850       125            .3430

18        -  21          .3700       150            .3371

21        -  24          .3600       175            .3325

24        -  30          .3500       200            .3284

30        -  36          .3450       225            .3249

36        -  42          .3400       250            .3219

42        -  48          .3350       275            .3190

48        -  66          .3250       300            .3163

66        -  84          .3200       325            .3137

84        -  102         .3150       350            .3113

102       -  138         .3100       375            .3090

138       -  174         .3050       400            .3067

174       -  210         .3000       425            .3046

210       -  246         .2950       450            .3024

246       -  282         .2900       475            .3003

282       -  318         .2850       500            .2982

318       -  354         .2800       525            .2962

354       -  390         .2750       550            .2942

390       -  326         .2700

426       -  462         .2650

462       -  498         .2600

498       -  534         .2550

Over 534                 .2500



The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   ___     billion of group net assets - the approximate
level for December 199   8     - was 0.   ____    %, which is the
weighted average of the respective fee rates for each level of group
net assets up to $   ___     billion.

   The i    ndividual fund fee rate    for each fund (except Money
Market Portfolio) is set forth in the following chart.     Based on
the average group net assets of the funds advised by FMR for December
199   8    ,    each fund's     annual management fee rate would be
calculated as follows:


                       Group Fee Rate     Individual Fund Fee     Management Fee Rate
                                          Rate

Investment Grade       0.____%         +  0.30%                =  0.____%
Bond

High Income            0.____%         +  0.45%                =  0.____%

Equity-Income          0.____%         +  0.20%                =  0.____%

Balanced               0.____%         +  0.15%                =  0.____%

Growth                 0.____%         +  0.30%                =  0.____%

Growth & Income        0.____%         +  0.20%                =  0.____%

Growth Opportunities   0.____%         +  0.30%                =  0.____%

Overseas               0.____%         +  0.45%                =  0.____%

Asset Manager          0.____%         +  0.25%                =  0.____%

Contrafund             0.____%         +  0.30%                =  0.____%

                       Group Fee Rate     Individual Fund Fee     Management Fee Rate
                                          Rate

Asset Manager: Growth  0.____%         +  0.30%                =  0.____%

Mid Cap                0.____%         +  0.30%                =  0.____%



One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount, which is the fee for that month.

Money Market Portfolio's individual fund fee rate is 0.03%.
   One-twelfth of the sum of the group fee rate and the individual fund fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month to which the income-based component is added.

   The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

                       FISCAL YEARS ENDED  MANAGEMENT FEES
                       DECEMBER 31         PAID TO
                                           FMR

Money Market           1998

                       1997

                       1996

Investment Grade Bond  1998

                       1997

                       1996

High Income            1998

                       1997

                       1996

Equity-Income          1998

                       1997

                       1996

Balanced               1998

                       1997

                       1996

Growth                 1998

                       1997

                       1996

Growth & Income        1998

                       1997*

Growth Opportunities   1998

                       1997

                       1996

Overseas               1998

                       1997

                       1996

Asset Manager          1998

                       1997

                       1996

Contrafund             1998

                       1997

                       1996

Asset Manager: Growth  1998

                       1997

                       1996

                       FISCAL YEARS ENDED  MANAGEMENT FEES
                       DECEMBER 31         PAID TO
                                           FMR

Mid Cap                1998**

* Growth & Income commenced operations on December 31, 1996.

** Mid Cap commenced operations on December 14, 1998.

During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedules on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.

FMR may, from time to time, voluntarily reimburse all or a portion of
a    class's operating     expenses (exclusive of interest, taxes,
brokerage commissions, and extraordinary expenses, and, for Index 500,
sub-advisory fees associated with securities lending)   , which is
subject to revision or termination.     FMR retains the ability to be
repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns and yield, and repayment of the reimbursement by a class will lower its returns and yield.

   [Effective [Date], FMR voluntarily agreed to reimburse [Name of Class] if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of __% of its average net assets. For the fiscal years ended December 31, 1998, 1997, and 1996, management fees incurred under the fund's contract prior to reimbursement amounted to $____, $____, and $____ respectively [(after reduction for compensation to the non-interested Trustees)], and management fees reimbursed by FMR amounted to $____, $____, and $____, respectively.]

   [During the past three fiscal [years/periods], FMR voluntarily agreed to reimburse [Name(s) of Class(es)] if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table[s] below show[s] the period[s] of reimbursement and levels of expense limitation[s] [IF NOT ALL CLASSES ARE IN REIMBURSEMENT: for the applicable class[es]; the dollar amount of management fees incurred under [the/each] fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for [the/each] period.]

       SUB-ADVISERS.

       INDEX 500 PORTFOLIO    and FMR have entered into a sub-advisory
agreement with BT. Pursuant to the sub-advisory agreement, FMR has granted BT investment management authority as well as the authority to buy and sell securities.

   Under the sub-advisory agreement, for providing investment management, securities lending and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, as described above, under the sub-advisory agreement, for such services the fund pays BT fees representing 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.

   For the fiscal years ended December 31, 1998, 1997, and 1996, the fund paid FMR management fees of $_____, $_____, and $_____, respectively, and for the fiscal years ended December 31, 1998 and 1997, the fund paid BT sub-advisory fees of $______ and $_____, respectively.

   On behalf of     MONEY MARKET AND INVESTMENT GRADE BOND
PORTFOLIOS , FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for the funds. Previously, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to Money Market Portfolio. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.

   On behalf of     ASSET MANAGER, ASSET MANAGER: GROWTH, AND BALANCED
PORTFOLIOS   , FMR has entered into sub-advisory agreements with FIMM
pursuant to which FIMM chooses certain investments for the funds.

   Under the terms of the sub-advisory agreements for Money Market Portfolio and Investment Grade Bond Portfolio, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

   Under the terms of the sub-advisory agreements for Asset Manager Portfolio, Asset Manager: Growth Portfolio, and Balanced Portfolio, FMR pays FIMM fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FIMM. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of Money Market Portfolio, for the fiscal years ended
December 31, 1997    and     1996, FMR paid FMR Texas    fees of
$1,162,818    and     $974,519, respectively. On behalf of Money
Market Portfolio, for the fiscal year ended December 31,    1998,
FMR paid FIMM    a fee of $______    .

On behalf of HIGH INCOME, BALANCED, GROWTH & INCOME, GROWTH
OPPORTUNITIES,    ASSET MANAGER, CONTRAFUND,     ASSET MANAGER:
GROWTH, and MID CAP PORTFOLIOS   ,     FMR has entered into
sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of OVERSEAS PORTFOLIO, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.

On behalf of High Income, Balanced, Growth & Income, Growth
Opportunities,    Asset Manager,     Contrafund, Asset Manager:
Growth, Mid Cap, and Overseas Portfolios, FMR may also grant    FMR
U.K., FMR Far East, FIIA, and FIIA(U.K.)L     investment management
authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to a fund.

Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services, the sub-advisers are compensated as follows:

(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

(small solid bullet) FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund
for which    the sub-adviser     has provided FMR with investment
advice and research services.

(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

On behalf of High Income, Balanced, Growth & Income,    Growth
Opportunities, Asset Manager,     Contrafund, Asset Manager:
Growt   h, Mid Cap     and Overseas Portfolios, for providing
discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

(small solid bullet) FMR pays FMR U.K., FMR Far East, and FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.

For investment advice and research services,    [no fees] were
paid to FMR U.K. or FMR Far East on behalf of High Income Portfolio
for the past three fiscal years.    For investment advice and research
services, [no fees] were paid to FIIA and FIIA(U.K.)L on behalf of Overseas Portfolio for the past three fiscal years.

For providing investment advice and research services, fees paid to FMR U.K. and FMR Far East on behalf of [High Income,] Balanced, Growth & Income, Growth Opportunities, Asset Manager, Contrafund, Asset
Manager: Growth, Mid Cap and Overseas Portfolios [(and fees paid to
FIIA and FIIA(U.K.)L on behalf of Overseas Portfolio)]     for the
past three fiscal years are shown in the tables below.

BALANCED PORTFOLIO

Fiscal Year  FMR U.K.   FMR Far East
Ended
December 31

1998         $________  $________

1997         $ 6,670    $ 6,406

1996          $4,632    $ 4,355



GROWTH & INCOME PORTFOLIO

Fiscal Year  FMR U.K.   FMR Far East
Ended
December 31

1998         $________  $________

1997         $ 7,591    $ 7,566



GROWTH OPPORTUNITIES PORTFOLIO

Fiscal Year  FMR U.K.   FMR Far East
Ended
December 31

1998         $________  $________

1997         $ 29,514   $ 28,662

1996         $ 15,833   $ 15,008



ASSET MANAGER PORTFOLIO

Fiscal Year  FMR U.K.   FMR Far East
Ended
December 31

1998         $________  $________

1997         $ 206,758  $ 194,817

1996         $ 308,946  $ 305,205



CONTRAFUND PORTFOLIO

Fiscal Year  FMR U.K.   FMR Far East
Ended
December 31

1998         $________  $________

1997         $ 189,013  $ 184,518

1996         $ 79,710   $ 78,354



ASSET MANAGER: GROWTH PORTFOLIO

Fiscal Year  FMR U.K.   FMR Far East
Ended
December 31

1998         $________  $________

1997         $ 16,483   $ 15,673

1996         $ 9,362    $ 9,146



   MID CAP PORTFOLIO

Fiscal Year  FMR U.K.   FMR Far East
Ended
December 31

1998         $________  $________



OVERSEAS PORTFOLIO

Fiscal Year  FMR U.K.     FMR Far East  FIIA  FIIA(U.K.)L
Ended
December 31

1998         $_________   $_________    --    --

1997         $ 1,028,965  $ 984,199     --    --

1996         $ 934,318    $ 897,170     --    --


For discretionary investment management and execution of portfolio
transactions,    [    no fees] were paid to FMR U.K. or FMR Far East
on behalf of High Income, Balanced, Growth & Income,    Growth
Opportunities, Asset Manager,     Contrafund, Asset Manager: Growth,
   Mid Cap,     and Overseas Portfolios for the past three fiscal
years.

   DISTRIBUTION SERVICES

   Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Service Class of each fund (except Money Market, Investment Grade Bond, and Index 500) and Initial Class of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved
by the Trustees, allow Service Class and Initial Class        and FMR
to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

Pursuant to the Service Class Plan for each fund (except Money Market, Investment Grade Bond, and Index 500), FDC is paid a 12b-1 fee at an annual rate of up to 0.25% of Service Class's average net assets determined at the close of business on each day throughout the
month.     Currently, the Trustees have approved a 12b-1 fee for
Service Class of each such fund at an annual rate of 0.10% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of Variable Product owners to do so. (For purposes of this discussion, "Variable Product" refers to a variable annuity contract or variable life insurance policy for which shares of the funds are available as underlying investment options.)

   FDC may reallow to insurance companies up to the full amount of 12b-1 fees paid by Service Class for providing services intended to result in the sale of Service Class shares and/or support services to Variable Product owners, based upon the level of such services provided.

For the fiscal year ended December 31, 199   8    , Service Class of
each fund (except Money Market, Investment Grade Bond, and Index 500) paid FDC the following 12b-1 fees, all of which were reallowed to insurance companies:

Fund

High Income            $___

Equity-Income          $___

Growth                 $___

Overseas               $___

Asset Manager          $___

Asset Manager: Growth  $___

Contrafund             $___

Balanced               $___

Growth Opportunities   $___

Growth & Income        $___

Mid Cap                $___


   Under each Initial Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Initial Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or shareholder support services. In addition, each Initial Class Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Initial Class shares.

   Under each Service Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Service Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class shares and/or shareholder support services, including payments made to insurance companies and others that provide those services. Currently, the Board of Trustees has authorized such payments for Service Class shares.

Payments made by FMR either directly or through FDC to
   intermediaries     for the fiscal year ended December 31,
199   8     amounted to the following:

Fund                   Initial Class  Service Class

Money Market           $______        N/A

High Income            $______        $______

Equity-Income          $______        $______

Growth                 $______        $______

Overseas               $______        $______

Investment Grade Bond  $______        N/A

Asset Manager          $______        $______

Asset Manager: Growth  $______        $______

Index 500              $______        N/A

Contrafund             $______        $______

Balanced               $______        $______

Growth Opportunities   $______        $______

Growth & Income        $______        $______

Mid Cap                $______        $______


Prior to approving each    Initial Class and Service Clas    s Plan,
the Trustees carefully considered all pertinent factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and Variable Product owners. In particular, the Trustees noted that each Initial Class Plan does not authorize payments by Initial Class of a fund other than those made to FMR under its
management contract with the fund. To the extent that each    Initial
Class and Service Class     Plan gives FMR and FDC greater flexibility
in connection with the distribution of shares of the applicable class,
additional sales of fund shares    or stabilization of cash flows
    may result. Furthermore, certain shareholder support services may
be provided more    effectively     under the Plans by insurance
companies and their affiliates with whom Variable Product owners have other relationships.

Each Service Class Plan does not provide for specific payments by Service Class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each class of each fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Under the terms of the agreements, FIIOC maintains the master accounts of the participating insurance companies. For providing transfer agency services, FIIOC receives an asset-based fee of 0.067% for each account. For each fund (except Money Market, Investment Grade Bond, and High Income), the asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%. FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders allocable to the master account of participating insurance companies.

   Each fund has also entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Asset Manager: Growth, Contrafund, Balanced, Growth Opportunities, Growth & Income, and Mid Cap Portfolios' securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
as follows:    for Money Market, 0.0150% of the first $500 million of
average net assets, 0.0075% of average net assets between $500 million and $10 billion, and 0.0010% of average net assets in excess of $10 billion; for High Income, 0.0475% of the first $500 million of average net assets, 0.0275% of average net assets between $500 million and $3 billion, and 0.0010% of average net assets in excess of $3 billion; for Overseas, 0.0550% of the first $500 million of average net assets, 0.0425% of average net assets between $500 million and $3 billion, and 0.0010% of average net assets in excess of $3 billion; for Investment Grade Bond, 0.0275% of the first $500 million of average net assets, 0.0175% of average net assets between $500 million and $3 billion, and 0.0010% of average net assets in excess of $3 billion; and for Balanced, Growth & Income, Growth Opportunities, Equity-Income, Growth, Asset Manager, Contrafund, Asset Manager: Growth, Index 500, and Mid Cap, 0.0450% of the first $500 million of average net assets, 0.0265% of average net assets between $500 million and $3 billion, and 0.0010% of average net assets in excess of $3 billion. The fee, not including reimbursement for out-of-pocket expenses, for Money Market is limited to a minimum of $40,000 per year. The fee, not including reimbursement for out-of-pocket expenses, for each fund (except Money Market) is limited to a minimum of $60,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund                   1998      1997       1996

Money Market           $_______  $ 133,309  $ 120,582

High Income            $_______  $ 812,930  $ 662,535

Equity-Income          $_______  $ 819,525  $ 809,457

Growth                 $_______  $ 816,139  $ 808,115

Overseas               $_______  $ 803,038  $ 760,136

Investment Grade Bond  $_______  $ 106,949  $ 82,156

Asset Manager          $_______  $ 809,468  $ 808,547

Asset Manager: Growth  $_______  $ 234,257  $ 87,337

Index 500              $_______  $ 599,917  $ 271,956

Contrafund             $_______  $ 807,242  $ 622,337

Balanced               $_______  $ 97,323   $ 59,115

Growth Opportunities   $_______  $ 358,089  $ 167,116

Growth & Income        $_______  $ 113,129  N/A

Mid Cap                $_______  N/A        N/A


For administering    High Income, Equity-Income, Growth, Overseas,
Investment Grade Bond, Asset Manager, Asset Manager: Growth, Contrafund, Balanced, Growth Opportunities, Growth & Income, and Mid
Cap Portfolios'     securities lending program, FSC receives fees
based on the number and duration of individual securities loans. For the fiscal years ended December 31, 1998, 1997, and 1996, the
funds paid    [    no securities lending fees   ]    .

DESCRIPTION OF THE TRUSTS

TRUST ORGANIZATION. Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio are funds of Variable Insurance Products Fund, an open-end management investment company organized as a Massachusetts business trust on November 13, 1981. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Contrafund Portfolio, and Asset Manager: Growth Portfolio are funds of Variable Insurance Products Fund II, an open-end management investment company organized as a Massachusetts business trust on March 21, 1988. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

Balanced Portfolio, Growth & Income Portfolio   ,     Growth
Opportunities Portfoli   o, and Mid Cap Portfolio     are funds of
Variable Insurance Products Fund III, an open-end management investment company organized as a Massachusetts business trust on July
14, 1994.    On December 30, 1996, Variable Insurance Products Fund
III changed its name from     Fidelity Advisor Annuity Fund to
Variable Insurance Products Fund III.    On December 30, 1996,
Balanced Portfolio changed its name from     Advisor Annuity Income &
Growth Fund to Balanced Portfolio.    On December 30, 1996, Growth
Opportunities Portfolio changed its name from     Advisor Annuity
Growth Opportunities Fund to Growth Opportunities Portfolio. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

Investments in each trust may be made only by the separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts issued by insurance companies.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds
   thereof, subject to the rights of creditors, are allocated     to
such fund, and constitute the underlying assets of such fund. The
underlying assets of each fund    in a trust shall     be charged with
the liabilities    and expenses attributable to such fund, except that
liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

SHAREHOLDER LIABILITY. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

   The Declaration of Trust for Variable Insurance Products Fund III provides that the trust shall not have any claim against shareholders except for the payment of the purchase prices of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust for each of Variable Insurance Products Fund and Variable Insurance Products Fund II contains an express disclaimer of shareholder liability for debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust for each of Variable Insurance Products Fund and Variable Insurance Products Fund II provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust for each of Variable Insurance Products Fund and Variable Insurance Products Fund II further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

   Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

VOTING RIGHTS.    Each fund's capital consists of shares of beneficial
interest. Shareholders receive one vote for each dollar value of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

   The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
   Variable Insurance Products Fund III or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

   Each of Variable Insurance Products Fund and Variable Insurance Products Fund II or any of its funds may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of a trust or a fund with another entity or the sale of substantially all of the assets of a trust or a fund to another entity requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate each trust or any of its funds without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of such fund available for distribution.

CUSTODIANS. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of Money Market, High Income and Investment Grade Bond Portfolios; The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of the assets of Equity-Income, Balanced, Growth & Income, Overseas, Asset Manager:
Growth, and Asset Manager Portfolios; and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the
assets of Growth, Growth Opportunities, Contrafund   , and Mid Cap
Portfolios.    BT is custodian of the assets of Index 500 Portfolio.
Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds
advised by FMR. The Boston branch of    Growth, Growth Opportunities,
Contrafund, and Mid Cap Portfolios' custodian     leases its office
space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITORS.    ___________     serves as    the     independent
accountant of Variable Insurance Products Fund, and    ________
serves as    the     independent accountant of Variable Insurance
Products Fund II and Variable Insurance Products Fund III. Each auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

   Each     fund   '    s financial statements    and financial
highlights     for the fiscal year ended December 31, 199   8    , and
report of the audito   r    , are included in the fund's Annual
Repor   t and are incorporated herein by reference.

APPENDIX

ABOUT THE S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by
the stock's current price) with the    __     largest stocks currently
comprising approximately    __    % of the index's value. The
composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. Standard & Poor's may change the index's composition from time to time.

The performance of the S&P 500 is a hypothetical number that does not take into account brokerage commissions and other costs of investing,
which the fund   s     bea   r.

Although Standard & Poor's obtains information for inclusion in or for use in the calculation of the S&P 500 from sources which it considers reliable, Standard & Poor's does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein. Standard & Poor's makes no warranty, express or implied, as to results to be
obtained by the licensee, owners of the fund   s    , or any other
person or entity from the use of the S&P 500 or any data included therein in connection with the rights licensed hereunder or for any other use. Standard & Poor's makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500 and any data included therein.

(TO BE ADDED IN SUBSEQUENT AMENDMENT)  The following is a list of the
500 stocks comprising the S&P 500 as of    _________, 1998    .




Variable Insurance Products Fund
PART C.  OTHER INFORMATION
Item 23. Exhibits
        (a) Amended and Restated Declaration of Trust, dated September 16, 1998, is filed herein as Exhibit (a).
        (b) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
        (c)      Not applicable.
        (d) (1) Management Contract between Equity-Income Portfolio and Fidelity Management & Research Company, dated September 16, 1998, is filed herein as Exhibit
                 (d)(1).
            (2) Management Contract between Growth Portfolio and Fidelity Management & Research Company, dated September 16, 1998, is filed herein as Exhibit
                 (d)(2).
            (3) Management Contract between Overseas Portfolio and Fidelity Management & Research Company, dated September 16, 1998, is filed herein as Exhibit
                 (d)(3).
            (4) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc. (formerly FMR Texas Inc.) on behalf of Money Market Portfolio, dated January 1, 1990, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 32.
            (5) Sub-Advisory Agreement among Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc. and Variable Insurance Products Fund on behalf of Overseas Portfolio, dated April 1, 1992, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 32.
            (6) Sub-Advisory Agreement among Fidelity Management & Research Company, Fidelity Management & Research (Far
                 East) Inc. and Variable Insurance Products Fund on behalf of Overseas Portfolio, dated April 1, 1992, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 32.
            (7) Sub-Advisory Agreement among Fidelity Management & Research Company, Fidelity International Investment Advisors and Variable Insurance Products Fund on behalf of Overseas Portfolio, dated April 1, 1992, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 32.
            (8) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Overseas Portfolio, dated April 1, 1992, is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 32.
            (9) Management Contract between Money Market Portfolio and Fidelity Management & Research Company, dated September 16, 1998, is filed herein as Exhibit
                 (d)(9).
            (10) Management Contract between High Income Portfolio and
                 Fidelity Management & Research Company, dated September 16, 1998, is filed herein as Exhibit
                 (d)(10).
            (11) Sub-Advisory Agreement among Fidelity Management &
                 Research Company, Fidelity Management & Research (U.K.) Inc. and Variable Insurance Products Fund on behalf of High Income Portfolio, dated January 1, 1994, is incorporated herein by reference to Exhibit 5(s) of Post-Effective No. 28.
            (12) Sub-Advisory Agreement among Fidelity Management &
                 Research Company, Fidelity Management & Research (Far
                 East) Inc. and Variable Insurance Products Fund on behalf of High Income Portfolio, dated January 1, 1994, is incorporated herein by reference to Exhibit 5(t) of Post-Effective No. 28.
        (e) (1) Amended General Distribution Agreement between Money Market Portfolio and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 32.
            (2) Amended General Distribution Agreement between High Income Portfolio and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 32.
            (3) Amended General Distribution Agreement between Equity-Income Portfolio and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 32.
            (4) Amended General Distribution Agreement between Growth Portfolio and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 32.
            (5) Amended General Distribution Agreement between Overseas Portfolio and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 32.
            (6) Amendment, dated January 1, 1988, to General Distribution Agreement between Money Market, High Income, Equity-Income, Growth, and Overseas Portfolios and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 32.
            (7) Amendments, dated March 14, 1996 and July 15, 1996, to General Distribution Agreement between Money Market, High Income, Equity-Income, Growth, and Overseas Portfolios and Fidelity Distributors Corporation, are incorporated herein by reference to
                 Exhibit 6(b) of Fidelity Court Street Trust's (File No. 2-58774) Post-Effective Amendment No. 61.
            (8) Form of Service Contract between Fidelity Distributors Corporation and "Qualified Recipients" with respect to Initial Class shares of High Income, Equity-Income, Growth, and Overseas Portfolios is incorporated herein by reference to Exhibit 6(h) of Post-Effective Amendment 36.
            (9) Form of Service Contract between Fidelity Distributors Corporation and "Qualified Recipients" with respect to Service Class shares of High Income, Equity-Income, Growth, and Overseas Portfolios is incorporated herein by reference to Exhibit 6(i) of Post-Effective Amendment 36.
        (f) (1) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to
                 Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
            (2) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
        (g) (1) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and Variable Insurance Products Fund on behalf of Money Market Portfolio and High Income Portfolio is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's (File No. 33-52577) Post-Effective Amendment No. 4.
            (2) Appendix A, dated June 18, 1998, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Variable Insurance Products Fund on behalf of Money Market Portfolio and High Income Portfolio is incorporated herein by reference to
                 Exhibit 8(b) of Fidelity Boston Street Trust's (File No. 33-17704) Post-Effective Amendment No. 22.
            (3) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Variable Insurance Products Fund on behalf of Money Market Portfolio and High Income Portfolio is incorporated herein by reference to
                 Exhibit 8(c) of Fidelity Boston Street Trust's (File
                 No. 33-17704) Post-Effective Amendment No. 22.
            (4)  Custodian Agreement and Appendix C, dated August 1,
                 1994, between The Chase Manhattan Bank, N.A. and
                 Variable Insurance Products Fund on behalf of Equity-Income Portfolio and Overseas Portfolio is incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's (File No. 2-90649) Post-Effective Amendment No. 59.
            (5) Appendix A, dated February 26, 1998 to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Variable Insurance Products Fund on behalf of Equity-Income Portfolio and Overseas Portfolio is incorporated herein by reference to Exhibit 8(b) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
            (6) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Variable Insurance Products Fund on behalf of Equity-Income Portfolio and Overseas Portfolio is incorporated herein by reference to Exhibit 8(c) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
            (7) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Variable Insurance Products Fund on behalf of Growth Portfolio is incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 56.
            (7) Appendix A, dated March 19, 1998, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Variable Insurance Products Fund on behalf of Growth Portfolio is incorporated herein by reference to Exhibit 8(e) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
            (8) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Variable Insurance Products Fund on behalf of Growth Portfolio is incorporated herein by reference to Exhibit 8(f) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
        (h)      Not applicable.
        (i)      Not applicable.
        (j)      Not applicable.
        (k)      Not applicable.
        (l)      Not applicable.
        (m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Money Market Portfolio: Initial Class is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 36.
            (2) Distribution and Service Plan pursuant to Rule 12b-1 for High Income Portfolio: Initial Class is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 36.
            (3) Distribution and Service Plan pursuant to Rule 12b-1 for Equity-Income Portfolio: Initial Class is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 36.
            (4) Distribution and Service Plan pursuant to Rule 12b-1 for Growth Portfolio: Initial Class is incorporated herein by reference to Exhibit 15(d) of Post-Effective Amendment No. 36.
            (5) Distribution and Service Plan pursuant to Rule 12b-1 for Overseas Portfolio: Initial Class is incorporated herein by reference to Exhibit 15(e) of Post-Effective Amendment No. 36.
            (6) Distribution and Service Plan pursuant to Rule 12b-1 for High Income Portfolio: Service Class is incorporated herein by reference to Exhibit 15(f) of Post-Effective Amendment No. 36.
            (7) Distribution and Service Plan pursuant to Rule 12b-1 for Equity-Income Portfolio: Service Class is incorporated herein by reference to Exhibit 15(g) of Post-Effective Amendment No. 36.
            (8) Distribution and Service Plan pursuant to Rule 12b-1 for Growth Portfolio: Service Class is incorporated herein by reference to Exhibit 15(h) of Post-Effective Amendment No. 36.
            (9) Distribution and Service Plan pursuant to Rule 12b-1 for Overseas Portfolio: Service Class is incorporated herein by reference to Exhibit 15(i) of Post-Effective Amendment No. 36.
        (n)      Not applicable.
        (o) Multiple Class of Shares Plan for VIP Funds dated March 19, 1998 is incorporated herein by reference to
                 Exhibit 18 of Post-Effective Amendment No. 38.

Item 24. Trusts Controlled by or under Common Control with this Trust

 The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 25. Indemnification

 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

  (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

  (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 26. Business and Other Connections of Investment Adviser

 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

    82 Devonshire Street, Boston, MA 02109

 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and
                           Director of FMR; President
                           and Chief Executive Officer
                           of FMR Corp.; Chairman of
                           the Board and Director of
                           FMR Corp., Fidelity
                           Investments Money
                           Management, Inc. (FIMM),
                           Fidelity Management &
                           Research (U.K.) Inc. (FMR
                           U.K.), and Fidelity
                           Management & Research (Far
                           East) Inc. (FMR Far East);
                           Chairman of the Executive
                           Committee of FMR; Director
                           of Fidelity Investments
                           Japan Limited (FIJ);
                           President and Trustee of
                           funds advised by FMR.



Robert C. Pozen            President and Director of
                           FMR; Senior Vice President
                           and Trustee of funds advised
                           by FMR; President and
                           Director of FIMM, FMR U.K.,
                           and FMR Far East;
                           Previously, General Counsel,
                           Managing Director, and
                           Senior Vice President of FMR
                           Corp.



Peter S. Lynch             Vice Chairman of the Board
                           and Director of FMR.



John H. Carlson            Vice President of FMR and of
                           funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR
                           and Vice President of Bond
                           Funds advised by FMR; Vice
                           President of FIMM.



Brian Clancy               Vice President of FMR and
                           Treasurer of FMR, FIMM, FMR
                           U.K., and FMR Far East.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



Stephen G. Manning         Assistant Treasurer of FMR,
                           FIMM, FMR U.K., FMR Far
                           East; Vice President and
                           Treasurer of FMR Corp.;
                           Treasurer of Strategic
                           Advisers, Inc.



William Danoff             Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of
                           a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of
                           funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of
                           funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Gregory Fraser             Vice President of FMR and of
                           a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk
                           of FMR Corp., FMR U.K., FMR
                           Far East, and Strategic
                           Advisers, Inc.; Secretary of
                           FIMM; Associate General
                           Counsel FMR Corp.



David L. Glancy            Vice President of FMR and of
                           a fund advised by FMR.



Barry A. Greenfield        Vice President of FMR and of
                           a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR
                           and Vice President of Money
                           Market Funds advised by FMR;
                           Vice President of FIMM.



Bart A. Grenier            Senior Vice President of FMR;
                           Vice President of
                           High-Income Funds advised by
                           FMR.



Robert J. Haber            Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR;
                           Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR
                           and Vice President of
                           Fixed-Income Funds advised
                           by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR;
                           Director of Technical
                           Research.



Abigail P. Johnson         Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR;  Director of
                           FMR Corp.; Associate
                           Director and Senior Vice
                           President of Equity Funds
                           advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Senior Vice President of FMR
                           and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR;
                           Compliance Officer of FMR
                           U.K. and FMR Far East



Harris Leviton             Vice President of FMR and of
                           a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of
                           funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of
                           funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of
                           a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of
                           a fund advised by FMR.



Neal P. Miller             Vice President of FMR.



Jacques Perold             Vice President of FMR.



Alan Radlo                 Vice President of FMR.



Eric D. Roiter             Vice President, General
                           Counsel and Clerk of FMR and
                           Secretary of funds advised
                           by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of
                           a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR and of
                           funds advised by FMR.



Thomas T. Soviero          Vice President of FMR and of
                           a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR;
                           Associate Director and
                           Senior Vice President of
                           Equity Funds advised by FMR;
                           Previously, Senior Vice
                           President and Director of
                           Operations and Compliance of
                           FMR U.K.



Thomas M. Sprague          Vice President of FMR and of
                           funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Scott D. Stewart           Vice President of FMR.



Thomas Sweeney             Vice President of FMR.



Beth F. Terrana            Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of
                           a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of
                           funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR; Director of
                           FMR Corp.



Steven S. Wymer            Vice President of FMR and of
                           a fund advised by FMR.




(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)

       25 Lovat Lane, London, EC3R 8LL, England

 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and
                        Director of FMR U.K., FMR,
                        FMR Corp., FIMM, and FMR Far
                        East; President and Chief
                        Executive Officer of FMR
                        Corp.; Chairman of the
                        Executive Committee of FMR;
                        Director of Fidelity
                        Investments Japan Limited
                        (FIJ); President and Trustee
                        of funds advised by FMR.



Robert C. Pozen         President and Director of FMR
                        U.K.; Senior Vice President
                        and Trustee of funds advised
                        by FMR; President and
                        Director of FIMM, FMR, and
                        FMR Far East; Previously,
                        General Counsel, Managing
                        Director, and Senior Vice
                        President of FMR Corp.



Brian Clancy            Treasurer of FMR U.K., FMR
                        Far East, FMR, and FIMM and
                        Vice President of FMR.



Stephen G. Manning      Assistant Treasurer of FMR
                        U.K., FMR, FMR Far East, and
                        FIMM; Vice President and
                        Treasurer of FMR Corp.;
                        Treasurer of Strategic
                        Advisers, Inc.



Francis V. Knox         Compliance Officer of FMR
                        U.K. and FMR Far East; Vice
                        President of FMR.



Jay Freedman            Clerk of FMR U.K., FMR Far
                        East, FMR Corp. and
                        Strategic Advisers, Inc.;
                        Assistant Clerk of FMR;
                        Secretary of FIMM; Associate
                        General Counsel FMR Corp.



Susan Englander Hislop  Assistant Clerk of FMR U.K.
                        and FMR Far East and FIMM.



Sarah H. Zenoble        Senior Vice President and
                        Director of Operations and
                        Compliance.


(3)  FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East)

      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan

 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and
                        Director of FMR Far East,
                        FMR, FMR Corp., FIMM, and
                        FMR U.K.; Chairman of the
                        Executive Committee of FMR;
                        President and Chief
                        Executive Officer of FMR
                        Corp.; Director of Fidelity
                        Investments Japan Limited
                        (FIJ); President and Trustee
                        of funds advised by FMR.



Robert C. Pozen         President and Director of FMR
                        Far East; Senior Vice
                        President and Trustee of
                        funds advised by FMR;
                        President and Director of
                        FIMM, FMR U.K., and FMR;
                        Previously, General Counsel,
                        Managing Director, and
                        Senior Vice President of FMR
                        Corp.



Robert H. Auld          Senior Vice President of FMR
                        Far East.



Brian Clancy            Treasurer of FMR Far East,
                        FMR U.K., FMR, and FIMM and
                        Vice President of FMR.



Francis V. Knox         Compliance Officer of FMR Far
                        East and FMR U.K.; Vice
                        President of FMR.



Jay Freedman            Clerk of FMR Far East, FMR
                        U.K., FMR Corp. and
                        Strategic Advisers, Inc.;
                        Assistant Clerk of FMR;
                        Secretary of FIMM; Associate
                        General Counsel FMR Corp.



Susan Englander Hislop  Assistant Clerk of FMR Far
                        East., FMR U.K. and FIMM.



Stephen G. Manning      Assistant Treasurer of FMR
                        Far East, FMR, FMR U.K., and
                        FIMM; Vice President and
                        Treasurer of FMR Corp.;
                        Treasurer of Strategic
                        Advisers, Inc.



Billy Wilder            Vice President of FMR Far
                        East; President and
                        Representative Director of
                        Fidelity Investments Japan
                        Limited.



(4)  FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

    Contra Way, Merrimack, NH 03054

 FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and
                        Director of FIMM, FMR, FMR
                        Corp., FMR Far East, and FMR
                        U.K.; Chairman of the
                        Executive Committee of FMR;
                        President and Chief
                        Executive Officer of FMR
                        Corp.; Director of Fidelity
                        Investments Japan Limited
                        (FIJ); President and Trustee
                        of funds advised by FMR.



Robert C. Pozen         President and Director of
                        FIMM; Senior Vice President
                        and Trustee of funds advised
                        by FMR; President and
                        Director of FMR, FMR U.K.,
                        and FMR Far East;
                        Previously, General Counsel,
                        Managing Director, and
                        Senior Vice President of FMR
                        Corp.



Fred L. Henning Jr.     Senior Vice President of
                        FIMM; Senior Vice President
                        of FMR and Vice President of
                        Fixed-Income Funds advised
                        by FMR.



Boyce I. Greer          Vice President of FIMM;
                        Senior Vice President of FMR
                        and Vice President of Money
                        Market Funds advised by FMR.



Dwight D. Churchill     Vice President of FIMM;
                        Senior Vice President of FMR
                        and Vice President of Bond
                        Funds advised by FMR.



Brian Clancy            Treasurer of FIMM, FMR Far
                        East, FMR U.K., and FMR and
                        Vice President of FMR.



Jay Freedman            Secretary of FIMM; Clerk of
                        FMR U.K., FMR Far East, FMR
                        Corp. and Strategic
                        Advisers, Inc.; Assistant
                        Clerk of FMR; Secretary of
                        FIMM; Associate General
                        Counsel FMR Corp.



Susan Englander Hislop  Assistant Clerk of FIMM, FMR
                        U.K. and FMR Far East.



Stephen G. Manning      Assistant Treasurer of FIMM,
                        FMR U.K., FMR Far East, and
                        FMR; Vice President and
                        Treasurer of FMR Corp.;
                        Treasurer of Strategic
                        Advisers, Inc.

(5)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)

      Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda

 The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.

Robert H. Auld        Director of FIIA and Senior
                      Vice President of Fidelity
                      Management & Research (Far
                      East) Inc. (FMR Far East).



Anthony J. Bolton     Director of FIIA, Fidelity
                      International Investment
                      Advisors (U.K.) Limited
                      (FIIA(U.K.)L), Fidelity
                      Investment Management
                      Limited (FIML (U.K.)),
                      Fidelity Investment Services
                      Limited (FISL (U.K.)), and
                      Fidelity Investments
                      International (FII).



Brett P. Goodin       Director, Vice President,
                      Secretary and Chief Legal
                      Officer of many Fidelity
                      International Limited (FIL)
                      companies.



Simon Haslam          Director of FIIA,
                      FIIA(U.K.)L, FIJ, FISL
                      (U.K.), and FII; Chief
                      Financial Officer of FIIA;
                      Secretary of FIIA(U.K.)L;
                      Previously, Chief Financial
                      Officer of FIL; Company
                      Secretary of Fidelity
                      Investments Group of
                      Companies (U.K.).



K.C. Lee              Director of FIIA and Fidelity
                      Investments Management (Hong
                      Kong) Limited.



Peter Phillips        Director of FIIA and Fidelity
                      Investments Management (Hong
                      Kong) Limited.



Frank Mutch           Director of FIIA.



Richard A. Wane       Secretary of FIIA.



Terrence V. Richards  Assistant Secretary of FIIA.



David J. Saul         President and Director of
                      FIIA; Previously, Director
                      of Fidelity International
                      Limited; and numerous
                      companies and funds in the
                      FIL group.


(6)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
(FIIA(U.K.)L)

      26 Lovat Lane, London, EC3R 8LL, England

 The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature.

Anthony J. Bolton  Director of FIIA(U.K.)L,
                   Fidelity International
                   Investment Advisors (FIIA),
                   Fidelity Investment
                   Management Limited (FIML
                   (U.K.)), Fidelity Investment
                   Services Limited (FISL
                   (U.K.)), and Fidelity
                   Investments International
                   (FII).



Pamela Edwards     Director of FIIA(U.K.)L, FISL
                   (U.K.), and FII; Previously,
                   Director of Legal Services
                   for Europe.



Simon Haslam       Director of FIJ, FIIA,
                   FIIA(U.K.)L, FISL (U.K.),
                   and FII; Chief Financial
                   Officer of FIIA; Secretary
                   of FIIA(U.K.)L; Chief
                   Financial Officer of
                   Fidelity International
                   Limited.



Sally Walden       Director of FIIA(U.K.)L and
                   FISL (U.K.).



Sally Hinchliffe   Assistant Company Secretary
                   of Fidelity International
                   Group of Companies (U.K.).



Emma Barratt       Assistant Company Secretary
                   of Fidelity International
                   Group of Companies (U.K.).


Item 27. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)

Name and Principal    Positions and Offices     Positions and Offices

Business Address*     with Underwriter          with Fund

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA

 (c) Not applicable.

Item 28. Location of Accounts and Records

 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians: The Bank of New York, 110 Washington Street, New York, NY; The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY; and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA.

Item 29. Management Services

  Not applicable.

Item 30. Undertakings

 The Registrant on behalf of Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio, undertakes (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.

 The Registrant, on behalf of High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 39 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 9th day of February 1999.

      VARIABLE INSURANCE PRODUCTS FUND
      By /s/Edward C. Johnson 3d (dagger)
            Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       (Signature)               (Title)                        (Date)

/s/Edward C. Johnson 3d(dagger)  President and Trustee          February 9, 1999

Edward C. Johnson 3d             (Principal Executive Officer)

/s/Richard A. Silver             Treasurer                      February 9, 1999
Richard A. Silver

/s/Robert C. Pozen               Trustee                        February 9, 1999
Robert C. Pozen

/s/Ralph F. Cox*                 Trustee                        February 9, 1999
Ralph F. Cox

/s/Phyllis Burke Davis*          Trustee                        February 9, 1999
Phyllis Burke Davis

/s/Robert M. Gates**             Trustee                        February 9, 1999
Robert M. Gates

/s/E. Bradley Jones*             Trustee                        February 9, 1999
E. Bradley Jones

/s/Donald J. Kirk*               Trustee                        February 9, 1999
Donald J. Kirk

/s/Peter S. Lynch*               Trustee                        February 9, 1999
Peter S. Lynch

/s/Marvin L. Mann*               Trustee                        February 9, 1999
Marvin L. Mann

/s/William O. McCoy*             Trustee                        February 9, 1999
William O. McCoy

/s/Gerald C. McDonough*          Trustee                        February 9, 1999
Gerald C. McDonough

/s/Thomas R. Williams*           Trustee                        February 9, 1999
Thomas R. Williams


(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.

** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.

POWER OF ATTORNEY

 I, the undersigned President and Director, Trustee, or General
Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust  Fidelity Hereford Street Trust
Fidelity Advisor Series I       Fidelity Income Fund
Fidelity Advisor Series II      Fidelity Institutional Cash
Fidelity Advisor Series III     Portfolios
Fidelity Advisor Series IV      Fidelity Institutional
Fidelity Advisor Series V       Tax-Exempt Cash Portfolios
Fidelity Advisor Series VI      Fidelity Investment Trust
Fidelity Advisor Series VII     Fidelity Magellan Fund
Fidelity Advisor Series VIII    Fidelity Massachusetts
Fidelity Beacon Street Trust    Municipal Trust
Fidelity Boston Street Trust    Fidelity Money Market Trust
Fidelity California Municipal   Fidelity Mt. Vernon Street
Trust                           Trust
Fidelity California Municipal   Fidelity Municipal Trust
Trust II                        Fidelity Municipal Trust II
Fidelity Capital Trust          Fidelity New York Municipal
Fidelity Charles Street Trust   Trust
Fidelity Commonwealth Trust     Fidelity New York Municipal
Fidelity Concord Street Trust   Trust II
Fidelity Congress Street Fund   Fidelity Phillips Street Trust
Fidelity Contrafund             Fidelity Puritan Trust
Fidelity Corporate Trust        Fidelity Revere Street Trust
Fidelity Court Street Trust     Fidelity School Street Trust
Fidelity Court Street Trust II  Fidelity Securities Fund
Fidelity Covington Trust        Fidelity Select Portfolios
Fidelity Daily Money Fund       Fidelity Sterling Performance
Fidelity Destiny Portfolios     Portfolio, L.P.
Fidelity Deutsche Mark          Fidelity Summer Street Trust
Performance                     Fidelity Trend Fund
  Portfolio, L.P.               Fidelity U.S.
Fidelity Devonshire Trust       Investments-Bond Fund, L.P.
Fidelity Exchange Fund          Fidelity U.S.
Fidelity Financial Trust        Investments-Government
Fidelity Fixed-Income Trust     Securities
Fidelity Government                Fund, L.P.
Securities Fund                 Fidelity Union Street Trust
Fidelity Hastings Street Trust  Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Newbury Street Trust
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II
                                Variable Insurance Products
                                Fund III

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.

 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d  July 17, 1997
   Edward C. Johnson 3d


POWER OF ATTORNEY

 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust  Fidelity Government
Fidelity Advisor Annuity Fund   Securities Fund
Fidelity Advisor Series I       Fidelity Hastings Street Trust
Fidelity Advisor Series II      Fidelity Hereford Street Trust
Fidelity Advisor Series III     Fidelity Income Fund
Fidelity Advisor Series IV      Fidelity Institutional Cash
Fidelity Advisor Series V       Portfolios
Fidelity Advisor Series VI      Fidelity Institutional
Fidelity Advisor Series VII     Tax-Exempt Cash Portfolios
Fidelity Advisor Series VIII    Fidelity Institutional Trust
Fidelity Beacon Street Trust    Fidelity Investment Trust
Fidelity Boston Street Trust    Fidelity Magellan Fund
Fidelity California Municipal   Fidelity Massachusetts
Trust                           Municipal Trust
Fidelity California Municipal   Fidelity Money Market Trust
Trust II                        Fidelity Mt. Vernon Street
Fidelity Capital Trust          Trust
Fidelity Charles Street Trust   Fidelity Municipal Trust
Fidelity Commonwealth Trust     Fidelity Municipal Trust II
Fidelity Congress Street Fund   Fidelity New York Municipal
Fidelity Contrafund             Trust
Fidelity Corporate Trust        Fidelity New York Municipal
Fidelity Court Street Trust     Trust II
Fidelity Court Street Trust II  Fidelity Phillips Street Trust
Fidelity Covington Trust        Fidelity Puritan Trust
Fidelity Daily Money Fund       Fidelity Revere Street Trust
Fidelity Daily Tax-Exempt Fund  Fidelity School Street Trust
Fidelity Destiny Portfolios     Fidelity Securities Fund
Fidelity Deutsche Mark          Fidelity Select Portfolios
Performance                     Fidelity Sterling Performance
  Portfolio, L.P.               Portfolio, L.P.
Fidelity Devonshire Trust       Fidelity Summer Street Trust
Fidelity Exchange Fund          Fidelity Trend Fund
Fidelity Financial Trust        Fidelity U.S.
Fidelity Fixed-Income Trust     Investments-Bond Fund, L.P.
                                Fidelity U.S.
                                Investments-Government
                                Securities
                                   Fund, L.P.
                                Fidelity Union Street Trust
                                Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.

 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997
   Robert M. Gates


POWER OF ATTORNEY

 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:
Fidelity Aberdeen Street Trust  Fidelity Government
Fidelity Advisor Annuity Fund   Securities Fund
Fidelity Advisor Series I       Fidelity Hastings Street Trust
Fidelity Advisor Series II      Fidelity Hereford Street Trust
Fidelity Advisor Series III     Fidelity Income Fund
Fidelity Advisor Series IV      Fidelity Institutional Cash
Fidelity Advisor Series V       Portfolios
Fidelity Advisor Series VI      Fidelity Institutional
Fidelity Advisor Series VII     Tax-Exempt Cash Portfolios
Fidelity Advisor Series VIII    Fidelity Institutional Trust
Fidelity Beacon Street Trust    Fidelity Investment Trust
Fidelity Boston Street Trust    Fidelity Magellan Fund
Fidelity California Municipal   Fidelity Massachusetts
Trust                           Municipal Trust
Fidelity California Municipal   Fidelity Money Market Trust
Trust II                        Fidelity Mt. Vernon Street
Fidelity Capital Trust          Trust
Fidelity Charles Street Trust   Fidelity Municipal Trust
Fidelity Commonwealth Trust     Fidelity Municipal Trust II
Fidelity Congress Street Fund   Fidelity New York Municipal
Fidelity Contrafund             Trust
Fidelity Corporate Trust        Fidelity New York Municipal
Fidelity Court Street Trust     Trust II
Fidelity Court Street Trust II  Fidelity Phillips Street Trust
Fidelity Covington Trust        Fidelity Puritan Trust
Fidelity Daily Money Fund       Fidelity Revere Street Trust
Fidelity Daily Tax-Exempt Fund  Fidelity School Street Trust
Fidelity Destiny Portfolios     Fidelity Securities Fund
Fidelity Deutsche Mark          Fidelity Select Portfolios
Performance                     Fidelity Sterling Performance
  Portfolio, L.P.               Portfolio, L.P.
Fidelity Devonshire Trust       Fidelity Summer Street Trust
Fidelity Exchange Fund          Fidelity Trend Fund
Fidelity Financial Trust        Fidelity U.S.
Fidelity Fixed-Income Trust     Investments-Bond Fund, L.P.
                                Fidelity U.S.
                                Investments-Government
                                Securities
                                   Fund, L.P.
                                Fidelity Union Street Trust
                                Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.

 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d     /s/Peter S. Lynch
   Edward C. Johnson 3d        Peter S. Lynch

/s/J. Gary Burkhead        /s/William O. McCoy
   J. Gary Burkhead           William O. McCoy

/s/Ralph F. Cox           /s/Gerald C. McDonough
   Ralph F. Cox             Gerald C. McDonough

/s/Phyllis Burke Davis   /s/Marvin L. Mann
   Phyllis Burke Davis      Marvin L. Mann

/s/E. Bradley Jones     /s/Thomas R. Williams
   E. Bradley Jones         Thomas R. Williams

/s/Donald J. Kirk
   Donald J. Kirk